ANNUAL REPORT
NASSAU LIFE VARIABLE
UNIVERSAL LIFE ACCOUNT
December 31, 2020

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2020
	Alger Capital Appreciation Portfolio – Class I-2 Shares		AMT Sustainable Equity Portfolio - Class S		Calvert VP S&P MidCap 400 Index Portfolio – Class I Shares		DWS Equity 500 Index VIP – Class A
Assets:
Investments at fair value	$ 10,041,639		$ 3,794,895		$ 3,254,649		$ 31,266,479
Total assets	$ 10,041,639		$ 3,794,895		$ 3,254,649		$ 31,266,479
Total net assets	$ 10,041,639		$ 3,794,895		$ 3,254,649		$ 31,266,479
Units outstanding	2,181,621		2,928,048		1,008,644		7,164,066
Investment shares held	100,467		123,291		26,994		1,252,162
Investments at cost	$ 6,804,698		$ 3,242,242		$ 2,244,660		$ 21,855,981
	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding
Corporate Edge and Phoenix Executive VUL®	$ 6.92	73,504	$ 1.31	15,596	$ 3.46	3,953	$ 4.86	81,335
Estate Edge® Unit value (years 1-15)	$ -	-	$ 1.29	148,797	$ -	-	$ 4.17	24,226
Unit value (years 16+)	$ 4.47	755,724	$ 1.30	228,866	$ 3.29	234,282	$ 4.40	2,712,951
Executive Benefit VUL	$ -	-	$ -	-	$ -	-	$ 4.86	185,132
Flex Edge, Flex Edge Success®, Individual Edge® and Joint Edge® Unit value (years 1-15)	$ 4.36	360,695	$ 1.29	2,015,242	$ 3.12	382,832	$ 4.17	1,734,561
Unit value (years 16+)	$ 4.60	979,186	$ 1.30	395,484	$ 3.29	381,251	$ 4.40	2,169,020
Phoenix Benefit Choice VULSM	$ -	-	$ 1.31	13,514	$ 3.46	3,939	$ 3.28	10,287
Phoenix Joint Edge® VUL	$ -	-	$ 1.31	17,449	$ -	-	$ -	-
The Phoenix Edge®	$ -	-	$ -	-	$ 3.24	2,387	$ 4.42	133,929
The Phoenix Edge® – SPVL	$ 6.65	12,512	$ 1.31	93,100	$ -	-	$ 4.86	112,625
The accompanying notes are an integral part of these financial statements.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2020
(Continued)
	DWS Small Cap Index VIP – Class A		Federated Hermes Fund for U.S. Government Securities II		Federated Hermes Government Money Fund II - Service Shares		Federated Hermes High Income Bond Fund II – Primary Shares
Assets:
Investments at fair value	$ 1,513,349		$ 15,144,591		$ 21,129,047		$ 4,527,464
Total assets	$ 1,513,349		$ 15,144,591		$ 21,129,047		$ 4,527,464
Total net assets	$ 1,513,349		$ 15,144,591		$ 21,129,047		$ 4,527,464
Units outstanding	480,030		7,336,025		21,323,103		1,411,534
Investment shares held	87,024		1,357,042		21,129,043		706,312
Investments at cost	$ 1,192,975		$ 15,011,429		$ 21,129,617		$ 4,947,112
	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding
Corporate Edge and Phoenix Executive VUL®	$ 3.35	15,339	$ 2.15	135,273	$ 1.03	140,184	$ 3.86	61,979
Estate Edge® Unit value (years 1-15)	$ -	-	$ -	-	$ 0.95	74,161	$ 3.02	11,026
Unit value (years 16+)	$ 3.19	174,920	$ 2.08	1,476,011	$ 1.00	7,616,149	$ 3.19	364,235
Estate Strategies	$ -	-	$ 1.88	11,580	$ 0.99	4,553	$ 3.57	1,254
Executive Benefit VUL	$ -	-	$ 2.03	26,599	$ 1.03	967,541	$ -	-
Flex Edge, Flex Edge Success®, Individual Edge® and Joint Edge® Unit value (years 1-15)	$ 3.02	134,215	$ 1.99	1,832,178	$ 0.95	4,392,677	$ 3.01	311,047
Unit value (years 16+)	$ 3.19	144,264	$ 2.10	3,579,481	$ 1.00	7,674,321	$ 3.18	535,128
Phoenix Benefit Choice VULSM	$ -	-	$ 1.52	21,570	$ 1.03	2,153	$ 2.41	32
Phoenix Joint Edge® VUL	$ -	-	$ -	-	$ 1.03	7,523	$ 2.47	4,263
The Phoenix Edge®	$ 3.14	2,587	$ 1.86	25,993	$ 0.98	48,518	$ 3.24	10,275
The Phoenix Edge® – SPVL	$ 3.35	8,705	$ 2.08	227,340	$ 1.03	395,323	$ 3.66	112,295
The accompanying notes are an integral part of these financial statements.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2020
(Continued)
	Fidelity ® VIP Contrafund® Portfolio – Service Class		Fidelity ® VIP Growth Opportunities Portfolio – Service Class		Fidelity ® VIP Growth Portfolio – Service Class		Fidelity ® VIP Investment Grade Bond Portfolio – Service Class
Assets:
Investments at fair value	$ 43,897,464		$ 21,118,770		$ 18,337,792		$ 9,765,098
Total assets	$ 43,897,464		$ 21,118,770		$ 18,337,792		$ 9,765,098
Total net assets	$ 43,897,464		$ 21,118,770		$ 18,337,792		$ 9,765,098
Units outstanding	9,060,382		3,721,188		5,224,343		5,373,442
Investment shares held	916,631		272,958		179,045		701,516
Investments at cost	$ 27,240,570		$ 6,736,808		$ 9,829,377		$ 9,078,482
	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding
Corporate Edge and Phoenix Executive VUL®	$ 6.08	223,265	$ 8.41	34,009	$ 4.43	62,509	$ -	-
Estate Edge® Unit value (years 1-15)	$ 4.53	28,418	$ 5.50	90,124	$ 3.27	42,516	$ 1.70	13,450
Unit value (years 16+)	$ 4.78	2,020,128	$ 5.80	459,136	$ 3.45	1,472,144	$ 1.80	1,251,671
Estate Strategies	$ 5.92	12,315	$ 7.77	4,116	$ 4.79	11,451	$ -	-
Executive Benefit VUL	$ 6.45	179,997	$ -	-	$ -	-	$ 1.91	1,850,746
Flex Edge, Flex Edge Success®, Individual Edge® and Joint Edge® Unit value (years 1-15)	$ 4.60	2,336,104	$ 5.49	2,130,841	$ 3.35	1,126,086	$ 1.70	1,115,323
Unit value (years 16+)	$ 4.85	4,114,382	$ 5.80	943,835	$ 3.54	2,354,772	$ 1.80	1,033,931
Phoenix Benefit Choice VULSM	$ 3.27	22,397	$ 5.98	5,166	$ 4.15	1,914	$ 1.84	12,223
Phoenix Joint Edge® VUL	$ 3.78	4,318	$ 7.09	4,334	$ -	-	$ 1.84	5,108
The Phoenix Edge®	$ 5.48	56,481	$ 6.82	10,404	$ 4.17	30,483	$ -	-
The Phoenix Edge® – SPVL	$ 6.41	62,577	$ 8.41	39,223	$ 4.46	122,468	$ 1.91	90,990
The accompanying notes are an integral part of these financial statements.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2020
(Continued)
	Franklin Income VIP Fund – Class 2		Franklin Mutual Shares VIP Fund – Class 2		Goldman Sachs Variable Insurance Trust (VIT) – Government Money Market		Guggenheim VT Long Short Equity Fund
Assets:
Investments at fair value	$ 3,777,174		$ 12,376,831		$ 911,784		$ 141,605
Total assets	$ 3,777,174		$ 12,376,831		$ 911,784		$ 141,605
Total net assets	$ 3,777,174		$ 12,376,831		$ 911,784		$ 141,605
Units outstanding	1,835,766		3,779,770		912,898		70,377
Investment shares held	251,142		746,042		911,784		9,834
Investments at cost	$ 3,868,726		$ 13,507,383		$ 911,784		$ 130,391
	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding
Corporate Edge and Phoenix Executive VUL®	$ 2.23	11,837	$ 2.87	277,234	$ -	-	$ -	-
Estate Edge® Unit value (years 1-15)	$ 1.98	572	$ 3.24	21,179	$ -	-	$ -	-
Unit value (years 16+)	$ 2.09	398,853	$ 3.42	917,388	$ -	-	$ 2.04	2,493
Executive Benefit VUL	$ -	-	$ 2.87	71,813	$ -	-	$ -	-
Flex Edge, Flex Edge Success®, Individual Edge® and Joint Edge® Unit value (years 1-15)	$ 1.98	645,625	$ 3.20	956,164	$ -	-	$ 1.94	21,482
Unit value (years 16+)	$ 2.09	701,032	$ 3.38	1,391,400	$ -	-	$ 2.04	45,770
ICAP+	$ -	-	$ -	-	$ 1.00	857,416	$ -	-
Phoenix Benefit Choice VULSM	$ 1.94	1,132	$ 1.73	2,164	$ -	-	$ -	-
Phoenix Joint Edge® VUL	$ 2.06	21,490	$ 2.03	18,619	$ -	-	$ -	-
The Phoenix Edge®	$ 2.07	24,092	$ 3.07	12,371	$ -	-	$ -	-
The Phoenix Edge® – SPVL	$ 2.23	31,133	$ 2.96	111,438	$ -	-	$ 2.23	632
RSVP Variable Life	$ -	-	$ -	-	$ 1.00	55,482	$ -	-
The accompanying notes are an integral part of these financial statements.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2020
(Continued)
	Invesco Oppenheimer V.I. Capital Appreciation Fund		Invesco Oppenheimer V.I. Global Fund		Invesco Oppenheimer V.I. Main Street Small Cap Fund®		Invesco V.I. American Franchise Fund – Series I Shares
Assets:
Investments at fair value	$ 1,163,970		$ 2,521,347		$ 4,280,422		$ 9,601,927
Total assets	$ 1,163,970		$ 2,521,347		$ 4,280,422		$ 9,601,927
Total net assets	$ 1,163,970		$ 2,521,347		$ 4,280,422		$ 9,601,927
Units outstanding	339,354		845,012		1,476,001		2,582,509
Investment shares held	16,958		49,092		159,064		107,766
Investments at cost	$ 908,196		$ 1,855,191		$ 3,212,272		$ 5,761,043
	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding
Corporate Edge and Phoenix Executive VUL®	$ 3.70	268	$ 3.21	66,078	$ 3.18	2,317	$ 3.84	74,754
Estate Edge® Unit value (years 1-15)	$ 3.29	676	$ -	-	$ 2.82	49,021	$ 3.58	36,761
Unit value (years 16+)	$ 3.47	90,022	$ 3.01	220,323	$ 2.98	281,902	$ 3.76	491,061
Estate Strategies	$ -	-	$ -	-	$ -	-	$ 3.71	8,680
Executive Benefit VUL	$ -	-	$ -	-	$ -	-	$ 3.84	250,628
Flex Edge, Flex Edge Success®, Individual Edge® and Joint Edge® Unit value (years 1-15)	$ 3.29	111,708	$ 2.85	231,262	$ 2.82	770,623	$ 3.58	697,808
Unit value (years 16+)	$ 3.47	109,974	$ 3.01	327,349	$ 2.98	327,808	$ 3.76	983,521
Phoenix Benefit Choice VULSM	$ -	-	$ -	-	$ 3.19	5,436	$ 3.84	793
Phoenix Joint Edge® VUL	$ -	-	$ -	-	$ 3.56	2,971	$ -	-
The Phoenix Edge®	$ -	-	$ -	-	$ 2.95	3,131	$ -	-
The Phoenix Edge® – SPVL	$ 3.70	26,706	$ -	-	$ 3.18	32,792	$ 3.84	38,503
The accompanying notes are an integral part of these financial statements.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2020
(Continued)
	Invesco V.I. Core Equity Fund – Series I Shares		Invesco V.I. Equity and Income Fund – Series II Shares		Invesco V.I. Mid Cap Core Equity Fund – Series I Shares		Lazard Retirement U.S. Small-Mid Cap Equity Portfolio – Service Shares
Assets:
Investments at fair value	$ 1,294,613		$ 2,426,437		$ 1,952,493		$ 820,742
Total assets	$ 1,294,613		$ 2,426,437		$ 1,952,493		$ 820,742
Total net assets	$ 1,294,613		$ 2,426,437		$ 1,952,493		$ 820,742
Units outstanding	474,972		989,261		703,940		267,985
Investment shares held	42,544		136,164		184,720		50,445
Investments at cost	$ 1,370,752		$ 2,317,752		$ 2,325,883		$ 958,608
	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding
Corporate Edge and Phoenix Executive VUL®	$ 2.90	49,911	$ 2.63	25,938	$ 3.01	17,352	$ -	-
Estate Edge® Unit value (years 1-15)	$ -	-	$ 2.34	536	$ -	-	$ -	-
Unit value (years 16+)	$ 2.71	85,757	$ 2.47	466,532	$ 2.79	272,080	$ 3.09	134,951
Estate Strategies	$ -	-	$ -	-	$ 2.82	2,790	$ 3.12	1,544
Flex Edge, Flex Edge Success®, Individual Edge® and Joint Edge® Unit value (years 1-15)	$ 2.57	36,187	$ 2.34	146,591	$ 2.64	115,743	$ 2.93	58,070
Unit value (years 16+)	$ 2.71	296,416	$ 2.47	336,105	$ 2.79	282,280	$ 3.09	67,634
The Phoenix Edge®	$ -	-	$ 2.44	9,731	$ -	-	$ -	-
The Phoenix Edge® – SPVL	$ 2.90	6,701	$ 2.63	3,828	$ 3.01	13,695	$ 3.32	5,786
The accompanying notes are an integral part of these financial statements.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2020
(Continued)
	Lord Abbett Series Fund Bond Debenture Portfolio – Class VC Shares		Lord Abbett Series Fund Growth and Income Portfolio – Class VC Shares		Lord Abbett Series Fund Mid Cap Stock Portfolio – Class VC Shares		Morningstar Aggressive Growth ETF Asset Allocation Portfolio – Class II
Assets:
Investments at fair value	$ 3,134,688		$ 13,204,748		$ 3,991,216		$ 2,970,737
Total assets	$ 3,134,688		$ 13,204,748		$ 3,991,216		$ 2,970,737
Total net assets	$ 3,134,688		$ 13,204,748		$ 3,991,216		$ 2,970,737
Units outstanding	1,219,486		5,505,856		1,788,270		1,412,559
Investment shares held	250,976		377,926		165,679		228,870
Investments at cost	$ 3,013,395		$ 11,766,976		$ 3,737,803		$ 2,427,525
	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding
Corporate Edge and Phoenix Executive VUL®	$ 2.78	93,220	$ 2.62	155,413	$ 2.42	72,841	$ 2.21	119,952
Estate Edge® Unit value (years 1-15)	$ -	-	$ 2.31	90,816	$ -	-	$ -	-
Unit value (years 16+)	$ 2.58	318,535	$ 2.43	1,349,703	$ 2.25	636,329	$ 2.15	278,016
Estate Strategies	$ 2.61	9,953	$ 2.46	8,893	$ -	-	$ -	-
Flex Edge, Flex Edge Success®, Individual Edge® and Joint Edge® Unit value (years 1-15)	$ 2.45	261,649	$ 2.31	1,715,286	$ 2.14	464,306	$ 2.04	689,271
Unit value (years 16+)	$ 2.58	515,067	$ 2.43	2,060,245	$ 2.25	593,422	$ 2.15	316,440
Phoenix Benefit Choice VULSM	$ 2.33	9,549	$ 2.05	18,496	$ 1.98	1,512	$ -	-
Phoenix Joint Edge® VUL	$ -	-	$ -	-	$ 2.34	2,484	$ -	-
The Phoenix Edge®	$ -	-	$ 2.42	5,819	$ 2.24	5,913	$ -	-
The Phoenix Edge® – SPVL	$ 2.78	11,513	$ 2.62	101,185	$ 2.42	11,463	$ 2.21	8,880
The accompanying notes are an integral part of these financial statements.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2020
(Continued)
	Morningstar Balanced ETF Asset Allocation Portfolio – Class II		Morningstar Growth ETF Asset Allocation Portfolio – Class II		Morningstar Income and Growth ETF Asset Allocation Portfolio – Class II		Neuberger Berman AMT Mid Cap Growth Portfolio - S Class
Assets:
Investments at fair value	$ 9,123,754		$ 7,892,357		$ 1,795,433		$ 1,141,290
Total assets	$ 9,123,754		$ 7,892,357		$ 1,795,433		$ 1,141,290
Total net assets	$ 9,123,754		$ 7,892,357		$ 1,795,433		$ 1,141,290
Units outstanding	5,060,699		3,970,602		1,142,315		537,957
Investment shares held	811,722		688,687		162,925		31,650
Investments at cost	$ 8,622,755		$ 7,163,151		$ 1,775,722		$ 812,948
	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding
Corporate Edge and Phoenix Executive VUL®	$ -	-	$ 2.10	158,846	$ 1.65	32,660	$ -	-
Estate Edge® Unit value (years 1-15)	$ -	-	$ 1.93	205,001	$ 1.52	106,757	$ -	-
Unit value (years 16+)	$ 1.83	2,167,632	$ 2.04	804,455	$ 1.61	194,461	$ 2.15	81,460
Estate Strategies	$ -	-	$ -	-	$ -	-	$ 2.13	17,651
Flex Edge, Flex Edge Success®, Individual Edge® and Joint Edge® Unit value (years 1-15)	$ 1.74	1,610,835	$ 1.93	1,882,976	$ 1.52	382,980	$ 2.09	253,953
Unit value (years 16+)	$ 1.83	1,239,331	$ 2.04	906,603	$ 1.61	401,623	$ 2.15	165,112
Phoenix Benefit Choice VULSM	$ -	-	$ -	-	$ -	-	$ 2.18	1,823
Phoenix Joint Edge® VUL	$ -	-	$ -	-	$ -	-	$ 2.18	2,769
The Phoenix Edge®	$ -	-	$ -	-	$ -	-	$ 2.12	10,785
The Phoenix Edge® – SPVL	$ 1.89	42,901	$ 2.10	12,721	$ 1.65	23,834	$ 2.18	4,404
The accompanying notes are an integral part of these financial statements.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2020
(Continued)
	PIMCO CommodityReal Return® Strategy Portfolio – Advisor Class		PIMCO Real Return Portfolio – Advisor Class		PIMCO Total Return Portfolio – Advisor Class		Rydex VT Inverse Government Long Bond Strategy Fund
Assets:
Investments at fair value	$ 1,868,211		$ 1,623,245		$ 5,877,677		$ 17,211
Total assets	$ 1,868,211		$ 1,623,245		$ 5,877,677		$ 17,211
Total net assets	$ 1,868,211		$ 1,623,245		$ 5,877,677		$ 17,211
Units outstanding	3,102,324		918,411		2,979,162		79,515
Investment shares held	304,765		116,612		507,132		257
Investments at cost	$ 3,674,832		$ 1,517,365		$ 5,561,583		$ 53,448
	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding
Corporate Edge and Phoenix Executive VUL®	$ 0.66	26,260	$ -	-	$ 2.12	10,266	$ 0.24	15,763
Estate Edge® Unit value (years 1-15)	$ 0.59	77,922	$ 1.69	1,471	$ -	-	$ -	-
Unit value (years 16+)	$ 0.62	592,834	$ 1.78	330,427	$ 1.99	1,126,592	$ 0.22	13,574
Executive Benefit VUL	$ -	-	$ -	-	$ 2.12	26,498	$ -	-
Flex Edge, Flex Edge Success®, Individual Edge® and Joint Edge® Unit value (years 1-15)	$ 0.59	1,844,911	$ 1.69	150,403	$ 1.89	611,732	$ 0.20	23,282
Unit value (years 16+)	$ 0.62	501,098	$ 1.78	391,349	$ 1.99	1,169,587	$ 0.22	26,896
Phoenix Benefit Choice VULSM	$ 0.58	16,799	$ 1.70	11,958	$ 1.90	4,762	$ -	-
Phoenix Joint Edge® VUL	$ 0.47	15,834	$ -	-	$ -	-	$ -	-
The Phoenix Edge® – SPVL	$ 0.66	26,666	$ 1.90	32,803	$ 2.12	29,725	$ -	-
The accompanying notes are an integral part of these financial statements.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2020
(Continued)
	Rydex VT Nova Fund		SA AB Growth Portfolio		SA Wellington Capital Appreciation Portfolio – Class 1		SA Wellington Government and Quality Bond Portfolio – Class 1
Assets:
Investments at fair value	$ 215,045		$ 3,192,773		$ 5,952,012		$ 244,827
Total assets	$ 215,045		$ 3,192,773		$ 5,952,012		$ 244,827
Total net assets	$ 215,045		$ 3,192,773		$ 5,952,012		$ 244,827
Units outstanding	37,217		1,948,757		8,641		3,407
Investment shares held	1,486		51,084		91,852		15,178
Investments at cost	$ 78,538		$ 2,317,284		$ 3,388,606		$ 218,302
	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding
Flex Edge, Flex Edge Success®, Individual Edge® and Joint Edge® Unit value (years 1-15)	$ 5.70	28,782	$ -	-	$ -	-	$ -	-
Unit value (years 16+)	$ 6.02	8,435	$ -	-	$ -	-	$ -	-
ICAP+	$ -	-	$ 1.64	1,838,956	$ 687.73	8,352	$ 71.87	3,407
RSVP Variable Life	$ -	-	$ 1.63	109,801	$ 720.50	289	$ -	-
The accompanying notes are an integral part of these financial statements.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2020
(Continued)
	SA Wellington Multi-Asset Income Portfolio – Class 1		Templeton Developing Markets VIP Fund – Class 2		Templeton Foreign VIP Fund – Class 2		Templeton Growth VIP Fund – Class 2
Assets:
Investments at fair value	$ 1,253,861		$ 4,342,348		$ 7,016,888		$ 6,777,989
Total assets	$ 1,253,861		$ 4,342,348		$ 7,016,888		$ 6,777,989
Total net assets	$ 1,253,861		$ 4,342,348		$ 7,016,888		$ 6,777,989
Units outstanding	11,435		893,906		3,548,456		2,348,719
Investment shares held	128,076		373,054		528,380		606,803
Investments at cost	$ 1,185,493		$ 3,521,162		$ 7,519,695		$ 7,646,036
	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding
Corporate Edge and Phoenix Executive VUL®	$ -	-	$ 5.15	41,149	$ 1.96	117,675	$ 2.47	61,496
Estate Edge® Unit value (years 1-15)	$ -	-	$ -	-	$ 1.82	391	$ 2.88	4,414
Unit value (years 16+)	$ -	-	$ 4.94	291,622	$ 1.92	1,324,885	$ 3.04	420,669
Estate Strategies	$ -	-	$ -	-	$ 1.89	8,172	$ 2.28	5,748
Flex Edge, Flex Edge Success®, Individual Edge® and Joint Edge® Unit value (years 1-15)	$ -	-	$ 4.68	210,066	$ 1.95	689,342	$ 2.82	710,388
Unit value (years 16+)	$ -	-	$ 4.94	341,783	$ 2.06	1,351,414	$ 2.98	1,002,035
ICAP+	$ 109.51	10,947	$ -	-	$ -	-	$ -	-
Phoenix Benefit Choice VULSM	$ -	-	$ 1.39	7,440	$ 1.15	15,686	$ 1.47	6,446
Phoenix Joint Edge® VUL	$ -	-	$ -	-	$ 1.30	8,744	$ 1.74	21,753
The Phoenix Edge®	$ -	-	$ 4.81	1,570	$ -	-	$ 2.24	5,308
The Phoenix Edge® – SPVL	$ -	-	$ 5.15	276	$ 1.96	32,147	$ 2.45	110,462
RSVP Variable Life	$ 112.81	488	$ -	-	$ -	-	$ -	-
The accompanying notes are an integral part of these financial statements.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2020
(Continued)
	TVST Touchstone Balanced Fund		TVST Touchstone Bond Fund		TVST Touchstone Common Stock Fund		TVST Touchstone Small Company Fund
Assets:
Investments at fair value	$ 1,904,612		$ 1,519,068		$ 7,565,211		$ 3,279,706
Total assets	$ 1,904,612		$ 1,519,068		$ 7,565,211		$ 3,279,706
Total net assets	$ 1,904,612		$ 1,519,068		$ 7,565,211		$ 3,279,706
Units outstanding	768,616		902,843		2,382,956		1,058,183
Investment shares held	140,148		140,524		687,122		208,765
Investments at cost	$ 1,718,200		$ 1,422,075		$ 7,691,483		$ 2,867,440
	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding
Corporate Edge and Phoenix Executive VUL®	$ -	-	$ -	-	$ 3.44	66,012	$ 3.32	52,076
Estate Edge® Unit value (years 1-15)	$ -	-	$ 1.65	17,445	$ 3.09	41,919	$ 2.99	9,602
Unit value (years 16+)	$ 2.51	321,603	$ 1.74	76,375	$ 3.26	419,698	$ 3.15	255,795
Flex Edge, Flex Edge Success®, Individual Edge® and Joint Edge® Unit value (years 1-15)	$ 2.38	193,799	$ 1.65	549,268	$ 3.09	1,344,062	$ 2.99	412,150
Unit value (years 16+)	$ 2.51	253,214	$ 1.74	219,584	$ 3.26	435,725	$ 3.15	300,577
Phoenix Benefit Choice VULSM	$ -	-	$ 1.80	16,862	$ 3.40	13,267	$ 3.30	1,871
Phoenix Joint Edge® VUL	$ -	-	$ 1.78	5,053	$ 3.63	12,380	$ 3.65	1,930
The Phoenix Edge® – SPVL	$ -	-	$ 1.83	18,256	$ 3.44	49,893	$ 3.32	24,182
The accompanying notes are an integral part of these financial statements.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2020
(Continued)
	Virtus Duff & Phelps Real Estate Securities Series – Class A Shares		Virtus KAR Capital Growth Series – Class A Shares		Virtus KAR Enhanced Core Equity Series – Class A Shares		Virtus KAR Small-Cap Growth Series – Class A Shares
Assets:
Investments at fair value	$ 17,524,387		$ 174,302,032		$ 48,963,776		$ 65,361,060
Total assets	$ 17,524,387		$ 174,302,032		$ 48,963,776		$ 65,361,060
Total net assets	$ 17,524,387		$ 174,302,032		$ 48,963,776		$ 65,361,060
Units outstanding	1,728,980		11,700,297		14,172,436		4,895,457
Investment shares held	989,519		3,563,001		4,242,961		1,628,327
Investments at cost	$ 22,179,366		$ 69,121,476		$ 57,496,125		$ 36,457,177
	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding
Corporate Edge and Phoenix Executive VUL®	$ 7.46	83,817	$ 4.13	160,016	$ 3.19	392,875	$ 14.81	123,941
Estate Edge® Unit value (years 1-15)	$ 10.16	16,709	$ -	-	$ 3.21	5,108	$ 12.78	16,217
Unit value (years 16+)	$ 10.72	439,890	$ 15.76	1,173,580	$ 3.38	4,122,621	$ 13.48	1,233,352
Estate Strategies	$ -	-	$ 3.82	8,239	$ 2.95	9,038	$ 13.76	5,909
Executive Benefit VUL	$ 6.97	30,842	$ -	-	$ -	-	$ -	-
Flex Edge, Flex Edge Success®, Individual Edge® and Joint Edge® Unit value (years 1-15)	$ 10.16	530,422	$ 14.95	6,185,227	$ 3.36	2,400,219	$ 12.78	1,104,541
Unit value (years 16+)	$ 10.72	560,258	$ 15.77	3,811,986	$ 3.54	7,027,726	$ 13.48	2,358,611
Phoenix Benefit Choice VULSM	$ 2.29	18,386	$ 4.04	5,596	$ -	-	$ 5.83	10,312
Phoenix Joint Edge® VUL	$ 2.48	5,743	$ -	-	$ 2.70	6,153	$ -	-
The Phoenix Edge®	$ 10.95	9,892	$ 16.53	110,782	$ 3.32	23,153	$ -	-
The Phoenix Edge® – SPVL	$ 7.36	33,021	$ 2.82	244,871	$ 3.52	185,543	$ 14.81	42,574
The accompanying notes are an integral part of these financial statements.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2020
(Continued)
	Virtus KAR Small-Cap Value Series – Class A Shares		Virtus Newfleet Multi-Sector Intermediate Bond Series – Class A Shares		Virtus SGA International Growth Series – Class A Shares		Virtus Strategic Allocation Series – Class A Shares
Assets:
Investments at fair value	$ 30,944,114		$ 26,021,535		$ 36,568,341		$ 42,771,467
Total assets	$ 30,944,114		$ 26,021,535		$ 36,568,341		$ 42,771,467
Total net assets	$ 30,944,114		$ 26,021,535		$ 36,568,341		$ 42,771,467
Units outstanding	4,966,527		3,804,617		7,041,485		3,498,490
Investment shares held	1,632,073		2,719,074		2,527,183		2,401,542
Investments at cost	$ 24,997,619		$ 25,622,287		$ 37,339,063		$ 33,546,279
	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding
Corporate Edge and Phoenix Executive VUL®	$ 6.24	185,972	$ 3.34	314,017	$ 2.57	212,289	$ 3.94	26,826
Estate Edge® Unit value (years 1-15)	$ 5.70	46,233	$ 7.08	4,063	$ 5.23	47,823	$ 12.26	1,522
Unit value (years 16+)	$ 6.01	1,286,507	$ 7.48	1,166,230	$ 5.52	1,095,491	$ 12.93	584,247
Estate Strategies	$ 5.68	1,032	$ 3.09	8,350	$ 2.79	5,119	$ -	-
Executive Benefit VUL	$ 6.15	22,515	$ -	-	$ -	-	$ 3.94	54,831
Flex Edge, Flex Edge Success®, Individual Edge® and Joint Edge® Unit value (years 1-15)	$ 6.17	1,491,505	$ 7.08	1,051,479	$ 5.23	3,346,283	$ 12.26	1,942,895
Unit value (years 16+)	$ 6.51	1,795,085	$ 7.47	1,011,040	$ 5.51	2,112,538	$ 12.93	762,679
Phoenix Benefit Choice VULSM	$ 2.88	22,797	$ 2.14	10,152	$ 1.41	47,202	$ 2.81	14,205
Phoenix Joint Edge® VUL	$ 3.26	3,400	$ 2.18	12,989	$ 1.52	19,531	$ -	-
The Phoenix Edge®	$ 5.57	4,464	$ 8.47	72,276	$ 5.74	29,551	$ 13.65	74,204
The Phoenix Edge® – SPVL	$ 6.15	107,017	$ 3.48	154,021	$ 2.47	125,658	$ 3.91	37,081
The accompanying notes are an integral part of these financial statements.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2020
(Continued)
	Wanger International		Wanger Select		Wanger USA
Assets:
Investments at fair value	$ 25,603,866		$ 10,845,229		$ 49,490,516
Total assets	$ 25,603,866		$ 10,845,229		$ 49,490,516
Total net assets	$ 25,603,866		$ 10,845,229		$ 49,490,516
Units outstanding	3,157,445		1,375,119		4,691,409
Investment shares held	913,445		531,108		2,009,359
Investments at cost	$ 24,339,120		$ 10,925,805		$ 53,693,136
	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding
Corporate Edge and Phoenix Executive VUL®	$ 4.83	57,382	$ 6.79	120,379	$ 7.85	74,295
Estate Edge® Unit value (years 1-15)	$ 8.02	8,225	$ 6.92	32,521	$ -	-
Unit value (years 16+)	$ 8.47	511,309	$ 7.30	275,959	$ 10.79	801,995
Estate Strategies	$ 5.08	957	$ 6.28	11,701	$ 6.25	807
Executive Benefit VUL	$ 5.50	47,205	$ 7.06	225,795	$ 6.75	39,335
Flex Edge, Flex Edge Success®, Individual Edge® and Joint Edge® Unit value (years 1-15)	$ 8.03	1,089,730	$ 8.71	241,721	$ 10.24	1,173,536
Unit value (years 16+)	$ 8.47	1,339,630	$ 9.19	366,538	$ 10.80	2,435,889
Phoenix Benefit Choice VULSM	$ 1.95	11,578	$ -	-	$ 3.77	1,797
Phoenix Joint Edge® VUL	$ 2.33	3,103	$ 3.38	1,776	$ -	-
The Phoenix Edge®	$ 8.62	28,031	$ 6.16	48,777	$ 10.83	118,780
The Phoenix Edge® – SPVL	$ 5.00	60,295	$ 6.80	49,952	$ 7.81	44,975
The accompanying notes are an integral part of these financial statements.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF OPERATIONS
For the period ended December 31, 2020
	Alger Capital Appreciation Portfolio – Class I-2 Shares	AMT Sustainable Equity Portfolio - Class S	Calvert VP S&P MidCap 400 Index Portfolio – Class I Shares	DWS Equity 500 Index VIP – Class A
Income:
Dividends	$ -	$ 12,237	$ 36,566	$ 455,167
Expenses:
Mortality and expense fees	27,971	20,519	12,739	103,622
Administrative fees	-	-	-	-
Net investment income (loss)	(27,971)	(8,282)	23,827	351,545
Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	151,307	(10,620)	98,577	884,465
Realized gain distributions	1,279,269	134,622	107,309	1,596,924
Realized gain (loss)	1,430,576	124,002	205,886	2,481,389
Change in unrealized appreciation (depreciation) during the year	1,608,975	446,337	155,749	1,897,524
Net increase (decrease) in net assets from operations	$ 3,011,580	$ 562,057	$ 385,462	$ 4,730,458

	DWS Small Cap Index VIP – Class A	Federated Hermes Fund for U.S. Government Securities II	Federated Hermes Government Money Fund II - Service Shares	Federated Hermes High Income Bond Fund II – Primary Shares
Income:
Dividends	$ 13,198	$ 379,470	$ 40,953	$ 270,989
Expenses:
Mortality and expense fees	4,578	58,583	73,664	15,238
Administrative fees	-	-	-	-
Net investment income (loss)	8,620	320,887	(32,711)	255,751
Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	44,095	(2,593)	-	(12,514)
Realized gain distributions	122,131	-	-	-
Realized gain (loss)	166,226	(2,593)	-	(12,514)
Change in unrealized appreciation (depreciation) during the year	100,840	388,208	-	(56,828)
Net increase (decrease) in net assets from operations	$ 275,686	$ 706,502	$ (32,711)	$ 186,409

The accompanying notes are an integral part of these financial statements.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF OPERATIONS
For the period ended December 31, 2020
(Continued)
	Fidelity ® VIP Contrafund® Portfolio – Service Class	Fidelity ® VIP Growth Opportunities Portfolio – Service Class	Fidelity ® VIP Growth Portfolio – Service Class	Fidelity ® VIP Investment Grade Bond Portfolio –Service Class
Income:
Dividends	$ 57,871	$ 1,117	$ 9,039	$ 200,061
Expenses:
Mortality and expense fees	145,395	93,561	55,072	23,786
Administrative fees	-	-	-	-
Net investment income (loss)	(87,524)	(92,444)	(46,033)	176,275
Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	1,123,998	1,126,028	628,303	17,168
Realized gain distributions	201,015	919,828	1,405,767	3,299
Realized gain (loss)	1,325,013	2,045,856	2,034,070	20,467
Change in unrealized appreciation (depreciation) during the year	9,167,045	6,874,536	3,783,956	567,877
Net increase (decrease) in net assets from operations	$ 10,404,534	$ 8,827,948	$ 5,771,993	$ 764,619

	Franklin Income VIP Fund – Class 2	Franklin Mutual Shares VIP Fund – Class 2	Goldman Sachs Variable Insurance Trust (VIT) – Government Money Market	Guggenheim VT Long Short Equity Fund
Income:
Dividends	$ 211,686	$ 318,681	$ 2,656	$ 1,114
Expenses:
Mortality and expense fees	15,975	41,311	2,287	539
Administrative fees	-	-	1,585	-
Net investment income (loss)	195,711	277,370	(1,216)	575
Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	(36,544)	(79,388)	-	1,427
Realized gain distributions	2,998	443,053	-	-
Realized gain (loss)	(33,546)	363,665	-	1,427
Change in unrealized appreciation (depreciation) during the year	(190,057)	(1,488,357)	-	3,867
Net increase (decrease) in net assets from operations	$ (27,892)	$ (847,322)	$ (1,216)	$ 5,869

The accompanying notes are an integral part of these financial statements.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF OPERATIONS
For the period ended December 31, 2020
(Continued)
	Invesco Oppenheimer V.I. Capital Appreciation Fund	Invesco Oppenheimer V.I. Global Fund	Invesco Oppenheimer V.I. Main Street Small Cap Fund®	Invesco V.I. American Franchise Fund – Series I Shares
Income:
Dividends	$ -	$ 9,384	$ 12,790	$ 5,681
Expenses:
Mortality and expense fees	4,003	8,160	18,432	30,227
Administrative fees	-	-	-	-
Net investment income (loss)	(4,003)	1,224	(5,642)	(24,546)
Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	59,795	48,533	15,762	360,024
Realized gain distributions	152,410	77,823	51,004	592,744
Realized gain (loss)	212,205	126,356	66,766	952,768
Change in unrealized appreciation (depreciation) during the year	99,429	422,798	641,407	1,965,253
Net increase (decrease) in net assets from operations	$ 307,631	$ 550,378	$ 702,531	$ 2,893,475

	Invesco V.I. Core Equity Fund – Series I Shares	Invesco V.I. Equity and Income Fund – Series II Shares	Invesco V.I. Mid Cap Core Equity Fund – Series I Shares	Lazard Retirement U.S. Small-Mid Cap Equity Portfolio – Service Shares
Income:
Dividends	$ 15,630	$ 48,575	$ 12,381	$ 1,288
Expenses:
Mortality and expense fees	3,178	7,337	6,630	2,763
Administrative fees	-	-	-	-
Net investment income (loss)	12,452	41,238	5,751	(1,475)
Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	37,278	(32,483)	(71,578)	(77,424)
Realized gain distributions	269,624	100,418	350,494	49,247
Realized gain (loss)	306,902	67,935	278,916	(28,177)
Change in unrealized appreciation (depreciation) during the year	(163,396)	64,443	(156,978)	70,168
Net increase (decrease) in net assets from operations	$ 155,958	$ 173,616	$ 127,689	$ 40,516

The accompanying notes are an integral part of these financial statements.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF OPERATIONS
For the period ended December 31, 2020
(Continued)
	Lord Abbett Series Fund Bond Debenture Portfolio – Class VC Shares	Lord Abbett Series Fund Growth and Income Portfolio – Class VC Shares	Lord Abbett Series Fund Mid Cap Stock Portfolio – Class VC Shares	Morningstar Aggressive Growth ETF Asset Allocation Portfolio – Class II
Income:
Dividends	$ 113,938	$ 205,361	$ 39,130	$ 48,133
Expenses:
Mortality and expense fees	10,572	49,870	14,447	13,266
Administrative fees	-	-	-	-
Net investment income (loss)	103,366	155,491	24,683	34,867
Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	(14,318)	(10,747)	(8,862)	(13,903)
Realized gain distributions	-	-	-	53,403
Realized gain (loss)	(14,318)	(10,747)	(8,862)	39,500
Change in unrealized appreciation (depreciation) during the year	103,385	69,053	(54,145)	164,674
Net increase (decrease) in net assets from operations	$ 192,433	$ 213,797	$ (38,324)	$ 239,041

	Morningstar Balanced ETF Asset Allocation Portfolio – Class II	Morningstar Growth ETF Asset Allocation Portfolio – Class II	Morningstar Income and Growth ETF Asset Allocation Portfolio – Class II	Neuberger Berman AMT Mid Cap Growth Portfolio - S Class
Income:
Dividends	$ 170,615	$ 144,335	$ 39,192	$ -
Expenses:
Mortality and expense fees	35,455	35,911	9,246	4,268
Administrative fees	-	-	-	-
Net investment income (loss)	135,160	108,424	29,946	(4,268)
Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	(174,626)	(11,118)	4,113	12,173
Realized gain distributions	109,230	206,487	22,005	49,103
Realized gain (loss)	(65,396)	195,369	26,118	61,276
Change in unrealized appreciation (depreciation) during the year	515,214	340,055	85,275	252,834
Net increase (decrease) in net assets from operations	$ 584,978	$ 643,848	$ 141,339	$ 309,842

The accompanying notes are an integral part of these financial statements.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF OPERATIONS
For the period ended December 31, 2020
(Continued)
	PIMCO CommodityReal Return® Strategy Portfolio – Advisor Class	PIMCO Real Return Portfolio – Advisor Class	PIMCO Total Return Portfolio – Advisor Class	Rydex VT Inverse Government Long Bond Strategy Fund
Income:
Dividends	$ 96,409	$ 20,821	$ 127,020	$ 49
Expenses:
Mortality and expense fees	9,025	5,314	22,022	58
Administrative fees	-	-	-	-
Net investment income (loss)	87,384	15,507	104,998	(9)
Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	(28,851)	11,055	73,809	(67)
Realized gain distributions	-	-	72,087	-
Realized gain (loss)	(28,851)	11,055	145,896	(67)
Change in unrealized appreciation (depreciation) during the year	(33,250)	137,898	245,568	(4,302)
Net increase (decrease) in net assets from operations	$ 25,283	$ 164,460	$ 496,462	$ (4,378)

	Rydex VT Nova Fund	SA AB Growth Portfolio	SA Wellington Capital Appreciation Portfolio – Class 1	SA Wellington Government and Quality Bond Portfolio – Class 1
Income:
Dividends	$ 1,560	$ -	$ -	$ 7,463
Expenses:
Mortality and expense fees	1,195	7,832	12,624	741
Administrative fees	-	5,545	9,338	593
Net investment income (loss)	365	(13,377)	(21,962)	6,129
Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	1,522	199,782	229,091	(1,025)
Realized gain distributions	18,296	256,735	522,394	436
Realized gain (loss)	19,818	456,517	751,485	(589)
Change in unrealized appreciation (depreciation) during the year	8,004	450,810	1,766,504	10,447
Net increase (decrease) in net assets from operations	$ 28,187	$ 893,950	$ 2,496,027	$ 15,987

The accompanying notes are an integral part of these financial statements.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF OPERATIONS
For the period ended December 31, 2020
(Continued)
	SA Wellington Multi-Asset Income Portfolio Portfolio – Class 1	Templeton Developing Markets VIP Fund – Class 2	Templeton Foreign VIP Fund – Class 2	Templeton Growth VIP Fund – Class 2
Income:
Dividends	$ 12,165	$ 161,404	$ 215,934	$ 187,502
Expenses:
Mortality and expense fees	2,976	13,921	21,914	24,525
Administrative fees	2,144	-	-	-
Net investment income (loss)	7,045	147,483	194,020	162,977
Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	1,162	68,236	(134,531)	2,304
Realized gain distributions	14,516	101,292	-	-
Realized gain (loss)	15,678	169,528	(134,531)	2,304
Change in unrealized appreciation (depreciation) during the year	167,690	261,789	(289,078)	115,892
Net increase (decrease) in net assets from operations	$ 190,413	$ 578,800	$ (229,589)	$ 281,173

	TVST Touchstone Balanced Fund	TVST Touchstone Bond Fund	TVST Touchstone Common Stock Fund	TVST Touchstone Small Company Fund
Income:
Dividends	$ 22,655	$ 25,255	$ 40,817	$ 4,159
Expenses:
Mortality and expense fees	5,789	8,406	35,494	11,375
Administrative fees	-	-	-	-
Net investment income (loss)	16,866	16,849	5,323	(7,216)
Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	(8,922)	6,748	68,121	(23,841)
Realized gain distributions	65,088	-	207,546	101,211
Realized gain (loss)	56,166	6,748	275,667	77,370
Change in unrealized appreciation (depreciation) during the year	199,459	104,928	1,141,281	403,381
Net increase (decrease) in net assets from operations	$ 272,491	$ 128,525	$ 1,422,271	$ 473,535

The accompanying notes are an integral part of these financial statements.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF OPERATIONS
For the period ended December 31, 2020
(Continued)
	Virtus Duff & Phelps Real Estate Securities Series – Class A Shares	Virtus KAR Capital Growth Series – Class A Shares	Virtus KAR Enhanced Core Equity Series – Class A Shares	Virtus KAR Small-Cap Growth Series – Class A Shares
Income:
Dividends	$ 191,353	$ -	$ 747,998	$ -
Expenses:
Mortality and expense fees	69,044	784,847	146,459	192,235
Administrative fees	-	-	-	-
Net investment income (loss)	122,309	(784,847)	601,539	(192,235)
Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	(221,904)	4,260,854	73,602	732,662
Realized gain distributions	326,947	9,348,973	10,878,251	7,465,534
Realized gain (loss)	105,043	13,609,827	10,951,853	8,198,196
Change in unrealized appreciation (depreciation) during the year	(717,180)	47,029,438	(5,425,993)	12,440,697
Net increase (decrease) in net assets from operations	$ (489,828)	$ 59,854,418	$ 6,127,399	$ 20,446,658

	Virtus KAR Small-Cap Value Series – Class A Shares	Virtus Newfleet Multi-Sector Intermediate Bond Series – Class A Shares	Virtus SGA International Growth Series – Class A Shares	Virtus Strategic Allocation Series – Class A Shares
Income:
Dividends	$ 278,154	$ 824,157	$ -	$ 249,488
Expenses:
Mortality and expense fees	104,284	101,685	162,290	204,536
Administrative fees	-	-	-	-
Net investment income (loss)	173,870	722,472	(162,290)	44,952
Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	41,924	(65,895)	36,407	193,568
Realized gain distributions	1,910,698	-	464,018	1,203,597
Realized gain (loss)	1,952,622	(65,895)	500,425	1,397,165
Change in unrealized appreciation (depreciation) during the year	4,865,794	790,144	6,563,758	9,323,137
Net increase (decrease) in net assets from operations	$ 6,992,286	$ 1,446,721	$ 6,901,893	$ 10,765,254

The accompanying notes are an integral part of these financial statements.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF OPERATIONS
For the period ended December 31, 2020
(Continued)
	Wanger International	Wanger Select	Wanger USA
Income:
Dividends	$ 433,568	$ 68,395	$ -
Expenses:
Mortality and expense fees	95,102	28,176	155,532
Administrative fees	-	-	-
Net investment income (loss)	338,466	40,219	(155,532)
Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	(19,445)	41,690	93,767
Realized gain distributions	773,816	1,015,072	4,314,504
Realized gain (loss)	754,371	1,056,762	4,408,271
Change in unrealized appreciation (depreciation) during the year	1,901,439	1,141,264	4,956,927
Net increase (decrease) in net assets from operations	$ 2,994,276	$ 2,238,245	$ 9,209,666
The accompanying notes are an integral part of these financial statements.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2020 and 2019
	Alger Capital Appreciation Portfolio – Class I-2 Shares		AMT Sustainable Equity Portfolio - Class S
	2020	2019	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ (27,971)	$ (24,207)	$ (8,282)	$ (4,203)
Realized gains (losses)	1,430,576	972,259	124,002	179,880
Unrealized appreciation (depreciation) during the year	1,608,975	1,113,170	446,337	106,317
Net increase (decrease) in net assets from operations	3,011,580	2,061,222	562,057	281,994
Contract transactions:
Payments received from contract owners	224,073	308,202	270,863	151,098
Transfers between Investment Options (including Guaranteed Interest Account), net	(223,100)	(114,163)	(204,170)	3,332,289
Transfers for contract benefits and terminations	(392,158)	(513,040)	(340,986)	(126,835)
Contract maintenance charges	(404,893)	(361,881)	-	(131,415)
Net increase (decrease) in net assets resulting from contract transactions	(796,078)	(680,882)	(274,293)	3,225,137
Total increase (decrease) in net assets	2,215,502	1,380,340	287,764	3,507,131
Net assets at beginning of period	7,826,137	6,445,797	3,507,131	-
Net assets at end of period	$ 10,041,639	$ 7,826,137	$ 3,794,895	$ 3,507,131

	Calvert VP S&P MidCap 400 Index Portfolio – Class I Shares		DWS Equity 500 Index VIP – Class A
	2020	2019	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 23,827	$ 22,726	$ 351,545	$ 560,020
Realized gains (losses)	205,886	238,672	2,481,389	4,017,316
Unrealized appreciation (depreciation) during the year	155,749	419,419	1,897,524	3,573,201
Net increase (decrease) in net assets from operations	385,462	680,817	4,730,458	8,150,537
Contract transactions:
Payments received from contract owners	121,089	122,206	980,076	1,361,359
Transfers between Investment Options (including Guaranteed Interest Account), net	(83,593)	115,913	(72,390)	(7,710,587)
Transfers for contract benefits and terminations	(334,193)	(146,424)	(1,398,855)	(1,086,465)
Contract maintenance charges	(160,287)	(165,131)	(1,275,620)	(1,351,818)
Net increase (decrease) in net assets resulting from contract transactions	(456,984)	(73,436)	(1,766,789)	(8,787,511)
Total increase (decrease) in net assets	(71,522)	607,381	2,963,669	(636,974)
Net assets at beginning of period	3,326,171	2,718,790	28,302,810	28,939,784
Net assets at end of period	$ 3,254,649	$ 3,326,171	$ 31,266,479	$ 28,302,810

The accompanying notes are an integral part of these financial statements.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2020 and 2019
(Continued)
	DWS Small Cap Index VIP – Class A		Federated Hermes Fund for U.S. Government Securities II
	2020	2019	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 8,620	$ 8,583	$ 320,887	$ 282,132
Realized gains (losses)	166,226	106,841	(2,593)	(30,472)
Unrealized appreciation (depreciation) during the year	100,840	149,879	388,208	512,832
Net increase (decrease) in net assets from operations	275,686	265,303	706,502	764,492
Contract transactions:
Payments received from contract owners	41,464	45,966	1,108,106	1,019,717
Transfers between Investment Options (including Guaranteed Interest Account), net	73,242	(23,903)	1,794,140	570,388
Transfers for contract benefits and terminations	(129,583)	(59,178)	(1,830,782)	(1,020,781)
Contract maintenance charges	(42,206)	(46,087)	(974,491)	(930,203)
Net increase (decrease) in net assets resulting from contract transactions	(57,083)	(83,202)	96,973	(360,879)
Total increase (decrease) in net assets	218,603	182,101	803,475	403,613
Net assets at beginning of period	1,294,746	1,112,645	14,341,116	13,937,503
Net assets at end of period	$ 1,513,349	$ 1,294,746	$ 15,144,591	$ 14,341,116

	Federated Hermes Government Money Fund II - Service Shares		Federated Hermes High Income Bond Fund II – Primary Shares
	2020	2019	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ (32,711)	$ 276,470	$ 255,751	$ 287,532
Realized gains (losses)	-	-	(12,514)	(60,554)
Unrealized appreciation (depreciation) during the year	-	-	(56,828)	436,314
Net increase (decrease) in net assets from operations	(32,711)	276,470	186,409	663,292
Contract transactions:
Payments received from contract owners	2,746,701	2,505,726	272,597	301,187
Transfers between Investment Options (including Guaranteed Interest Account), net	6,465,777	8,126,741	(348,008)	(74,944)
Transfers for contract benefits and terminations	(5,417,360)	(10,449,047)	(277,772)	(564,339)
Contract maintenance charges	(2,779,898)	(2,914,883)	(338,309)	(359,943)
Net increase (decrease) in net assets resulting from contract transactions	1,015,220	(2,731,463)	(691,492)	(698,039)
Total increase (decrease) in net assets	982,509	(2,454,993)	(505,083)	(34,747)
Net assets at beginning of period	20,146,538	22,601,531	5,032,547	5,067,294
Net assets at end of period	$ 21,129,047	$ 20,146,538	$ 4,527,464	$ 5,032,547

The accompanying notes are an integral part of these financial statements.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2020 and 2019
(Continued)
	Fidelity ® VIP Contrafund® Portfolio – Service Class		Fidelity ® VIP Growth Opportunities Portfolio – Service Class
	2020	2019	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ (87,524)	$ (11,718)	$ (92,444)	$ (66,405)
Realized gains (losses)	1,325,013	4,704,413	2,045,856	1,183,899
Unrealized appreciation (depreciation) during the year	9,167,045	4,799,310	6,874,536	2,892,262
Net increase (decrease) in net assets from operations	10,404,534	9,492,005	8,827,948	4,009,756
Contract transactions:
Payments received from contract owners	1,315,007	1,429,931	862,749	620,382
Transfers between Investment Options (including Guaranteed Interest Account), net	(1,090,319)	(1,814,678)	(581,419)	706,428
Transfers for contract benefits and terminations	(1,766,412)	(2,763,523)	(1,060,693)	(796,779)
Contract maintenance charges	(1,886,142)	(1,842,773)	(865,596)	(760,712)
Net increase (decrease) in net assets resulting from contract transactions	(3,427,866)	(4,991,043)	(1,644,959)	(230,681)
Total increase (decrease) in net assets	6,976,668	4,500,962	7,182,989	3,779,075
Net assets at beginning of period	36,920,796	32,419,834	13,935,781	10,156,706
Net assets at end of period	$ 43,897,464	$ 36,920,796	$ 21,118,770	$ 13,935,781

	Fidelity ® VIP Growth Portfolio – Service Class		Fidelity ® VIP Investment Grade Bond Portfolio – Service Class
	2020	2019	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ (46,033)	$ (28,393)	$ 176,275	$ 201,945
Realized gains (losses)	2,034,070	1,091,660	20,467	32,518
Unrealized appreciation (depreciation) during the year	3,783,956	2,560,179	567,877	554,728
Net increase (decrease) in net assets from operations	5,771,993	3,623,446	764,619	789,191
Contract transactions:
Payments received from contract owners	459,260	480,198	359,615	282,798
Transfers between Investment Options (including Guaranteed Interest Account), net	264,747	(209,508)	996,534	(279,137)
Transfers for contract benefits and terminations	(1,067,825)	(709,779)	(354,774)	(314,759)
Contract maintenance charges	(724,028)	(659,878)	(533,342)	(499,062)
Net increase (decrease) in net assets resulting from contract transactions	(1,067,846)	(1,098,967)	468,033	(810,160)
Total increase (decrease) in net assets	4,704,147	2,524,479	1,232,652	(20,969)
Net assets at beginning of period	13,633,645	11,109,166	8,532,446	8,553,415
Net assets at end of period	$ 18,337,792	$ 13,633,645	$ 9,765,098	$ 8,532,446

The accompanying notes are an integral part of these financial statements.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2020 and 2019
(Continued)
	Franklin Income VIP Fund – Class 2		Franklin Mutual Shares VIP Fund – Class 2
	2020	2019	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 195,711	$ 203,245	$ 277,370	$ 199,284
Realized gains (losses)	(33,546)	64,319	363,665	1,408,183
Unrealized appreciation (depreciation) during the year	(190,057)	308,858	(1,488,357)	1,089,101
Net increase (decrease) in net assets from operations	(27,892)	576,422	(847,322)	2,696,568
Contract transactions:
Payments received from contract owners	175,378	232,306	674,976	654,278
Transfers between Investment Options (including Guaranteed Interest Account), net	(141,703)	397,406	(153,015)	(284,751)
Transfers for contract benefits and terminations	(258,754)	(366,804)	(627,676)	(1,036,575)
Contract maintenance charges	(247,153)	(268,803)	(684,089)	(766,617)
Net increase (decrease) in net assets resulting from contract transactions	(472,232)	(5,895)	(789,804)	(1,433,665)
Total increase (decrease) in net assets	(500,124)	570,527	(1,637,126)	1,262,903
Net assets at beginning of period	4,277,298	3,706,771	14,013,957	12,751,054
Net assets at end of period	$ 3,777,174	$ 4,277,298	$ 12,376,831	$ 14,013,957

	Goldman Sachs Variable Insurance Trust (VIT) – Government Money Market Fund		Guggenheim VT Long Short Equity Fund
	2020	2019	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ (1,216)	$ -	$ 575	$ 200
Realized gains (losses)	-	-	1,427	5,474
Unrealized appreciation (depreciation) during the year	-	-	3,867	1,051
Net increase (decrease) in net assets from operations	(1,216)	-	5,869	6,725
Contract transactions:
Payments received from contract owners	2,729	-	11,640	7,654
Transfers between Investment Options (including Guaranteed Interest Account), net	924,070	-	(132)	(6,846)
Transfers for contract benefits and terminations	(13,799)	-	(349)	(11,550)
Contract maintenance charges	-	-	(11,815)	(12,331)
Net increase (decrease) in net assets resulting from contract transactions	913,000	-	(656)	(23,073)
Total increase (decrease) in net assets	911,784	-	5,213	(16,348)
Net assets at beginning of period	-	-	136,392	152,740
Net assets at end of period	$ 911,784	$ -	$ 141,605	$ 136,392

The accompanying notes are an integral part of these financial statements.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2020 and 2019
(Continued)
	Invesco Oppenheimer V.I. Capital Appreciation Fund		Invesco Oppenheimer V.I. Global Fund
	2020	2019	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ (4,003)	$ (3,884)	$ 1,224	$ 5,419
Realized gains (losses)	212,205	130,067	126,356	317,819
Unrealized appreciation (depreciation) during the year	99,429	219,088	422,798	241,228
Net increase (decrease) in net assets from operations	307,631	345,271	550,378	564,466
Contract transactions:
Payments received from contract owners	61,591	86,823	100,882	129,321
Transfers between Investment Options (including Guaranteed Interest Account), net	(241,736)	(23,840)	(215,462)	60,785
Transfers for contract benefits and terminations	(82,295)	(75,616)	(122,998)	(165,764)
Contract maintenance charges	(98,097)	(95,186)	(102,664)	(107,380)
Net increase (decrease) in net assets resulting from contract transactions	(360,537)	(107,819)	(340,242)	(83,038)
Total increase (decrease) in net assets	(52,906)	237,452	210,136	481,428
Net assets at beginning of period	1,216,876	979,424	2,311,209	1,829,781
Net assets at end of period	$ 1,163,970	$ 1,216,876	$ 2,521,345	$ 2,311,209

	Invesco Oppenheimer V.I. Main Street Small Cap Fund®		Invesco V.I. American Franchise Fund – Series I Shares
	2020	2019	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ (5,642)	$ (18,794)	$ (24,546)	$ (28,868)
Realized gains (losses)	66,766	304,961	952,768	1,141,517
Unrealized appreciation (depreciation) during the year	641,407	475,981	1,965,253	836,671
Net increase (decrease) in net assets from operations	702,531	762,148	2,893,475	1,949,320
Contract transactions:
Payments received from contract owners	266,791	232,904	281,420	273,349
Transfers between Investment Options (including Guaranteed Interest Account), net	26,736	37,108	(96,193)	(81,894)
Transfers for contract benefits and terminations	(121,575)	(202,295)	(281,980)	(242,227)
Contract maintenance charges	(246,826)	(262,290)	(323,355)	(298,261)
Net increase (decrease) in net assets resulting from contract transactions	(74,874)	(194,573)	(420,108)	(349,033)
Total increase (decrease) in net assets	627,657	567,575	2,473,367	1,600,287
Net assets at beginning of period	3,652,765	3,085,190	7,128,560	5,528,273
Net assets at end of period	$ 4,280,422	$ 3,652,765	$ 9,601,927	$ 7,128,560

The accompanying notes are an integral part of these financial statements.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2020 and 2019
(Continued)
	Invesco V.I. Core Equity Fund – Series I Shares		Invesco V.I. Equity and Income Fund – Series II Shares
	2020	2019	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 12,452	$ 6,315	$ 41,238	$ 47,608
Realized gains (losses)	306,902	162,206	67,935	186,187
Unrealized appreciation (depreciation) during the year	(163,396)	113,359	64,443	185,920
Net increase (decrease) in net assets from operations	155,958	281,880	173,616	419,715
Contract transactions:
Payments received from contract owners	54,654	58,465	53,575	93,767
Transfers between Investment Options (including Guaranteed Interest Account), net	(83)	(11,527)	(188,355)	325,490
Transfers for contract benefits and terminations	(54,678)	(85,407)	(64,980)	(120,427)
Contract maintenance charges	(65,004)	(66,154)	(151,153)	(172,538)
Net increase (decrease) in net assets resulting from contract transactions	(65,111)	(104,623)	(350,913)	126,292
Total increase (decrease) in net assets	90,847	177,257	(177,297)	546,007
Net assets at beginning of period	1,203,766	1,026,509	2,603,734	2,057,727
Net assets at end of period	$ 1,294,613	$ 1,203,766	$ 2,426,437	$ 2,603,734

	Invesco V.I. Mid Cap Core Equity Fund – Series I Shares		Lazard Retirement U.S. Small-Mid Cap Equity Portfolio – Service Shares
	2020	2019	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 5,751	$ 1,476	$ (1,475)	$ (3,711)
Realized gains (losses)	278,916	227,264	(28,177)	(10,519)
Unrealized appreciation (depreciation) during the year	(156,978)	215,736	70,168	227,522
Net increase (decrease) in net assets from operations	127,689	444,476	40,516	213,292
Contract transactions:
Payments received from contract owners	67,905	71,934	41,617	44,439
Transfers between Investment Options (including Guaranteed Interest Account), net	(254,221)	(17,434)	8,345	(609)
Transfers for contract benefits and terminations	(58,568)	(101,520)	(65,833)	(163,332)
Contract maintenance charges	(82,429)	(90,713)	(28,174)	(40,722)
Net increase (decrease) in net assets resulting from contract transactions	(327,313)	(137,733)	(44,045)	(160,224)
Total increase (decrease) in net assets	(199,624)	306,743	(3,529)	53,068
Net assets at beginning of period	2,152,117	1,845,374	824,271	771,203
Net assets at end of period	$ 1,952,493	$ 2,152,117	$ 820,742	$ 824,271

The accompanying notes are an integral part of these financial statements.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2020 and 2019
(Continued)
	Lord Abbett Series Fund Bond Debenture Portfolio – Class VC Shares		Lord Abbett Series Fund Growth and Income Portfolio – Class VC Shares
	2020	2019	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 103,366	$ 108,807	$ 155,491	$ 159,038
Realized gains (losses)	(14,318)	14,996	(10,747)	991,449
Unrealized appreciation (depreciation) during the year	103,385	253,028	69,053	1,340,649
Net increase (decrease) in net assets from operations	192,433	376,831	213,797	2,491,136
Contract transactions:
Payments received from contract owners	164,421	194,056	707,424	721,529
Transfers between Investment Options (including Guaranteed Interest Account), net	42,468	64,072	(144,444)	451,566
Transfers for contract benefits and terminations	(190,112)	(220,837)	(606,860)	(587,900)
Contract maintenance charges	(228,852)	(237,332)	(700,903)	(802,502)
Net increase (decrease) in net assets resulting from contract transactions	(212,075)	(200,041)	(744,783)	(217,307)
Total increase (decrease) in net assets	(19,642)	176,790	(530,986)	2,273,829
Net assets at beginning of period	3,154,330	2,977,540	13,735,734	11,461,905
Net assets at end of period	$ 3,134,688	$ 3,154,330	$ 13,204,748	$ 13,735,734

	Lord Abbett Series Fund Mid Cap Stock Portfolio – Class VC Shares		Morningstar Aggressive Growth ETF Asset Allocation Portfolio – Class II
	2020	2019	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 24,683	$ 21,032	$ 34,867	$ 31,421
Realized gains (losses)	(8,862)	72,465	39,500	110,012
Unrealized appreciation (depreciation) during the year	(54,145)	795,420	164,674	416,554
Net increase (decrease) in net assets from operations	(38,324)	888,917	239,041	557,987
Contract transactions:
Payments received from contract owners	170,746	214,385	250,489	259,471
Transfers between Investment Options (including Guaranteed Interest Account), net	(436,053)	(14,567)	(94,727)	(6,795)
Transfers for contract benefits and terminations	(155,523)	(212,658)	(391,319)	(73,905)
Contract maintenance charges	(247,023)	(280,111)	(167,623)	(189,076)
Net increase (decrease) in net assets resulting from contract transactions	(667,853)	(292,951)	(403,180)	(10,305)
Total increase (decrease) in net assets	(706,177)	595,966	(164,139)	547,682
Net assets at beginning of period	4,697,393	4,101,427	3,134,876	2,587,194
Net assets at end of period	$ 3,991,216	$ 4,697,393	$ 2,970,737	$ 3,134,876

The accompanying notes are an integral part of these financial statements.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2020 and 2019
(Continued)
	Morningstar Balanced ETF Asset Allocation Portfolio – Class II		Morningstar Growth ETF Asset Allocation Portfolio – Class II
	2020	2019	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 135,160	$ 137,610	$ 108,424	$ 91,601
Realized gains (losses)	(65,396)	206,497	195,369	374,392
Unrealized appreciation (depreciation) during the year	515,214	912,062	340,055	792,186
Net increase (decrease) in net assets from operations	584,978	1,256,169	643,848	1,258,179
Contract transactions:
Payments received from contract owners	352,899	320,539	439,029	413,775
Transfers between Investment Options (including Guaranteed Interest Account), net	(168,260)	147,891	(194,611)	(47,913)
Transfers for contract benefits and terminations	(330,163)	(277,993)	(324,434)	(270,711)
Contract maintenance charges	(427,432)	(399,206)	(318,254)	(352,655)
Net increase (decrease) in net assets resulting from contract transactions	(572,956)	(208,769)	(398,270)	(257,504)
Total increase (decrease) in net assets	12,022	1,047,400	245,578	1,000,675
Net assets at beginning of period	9,111,732	8,064,332	7,646,779	6,646,104
Net assets at end of period	$ 9,123,754	$ 9,111,732	$ 7,892,357	$ 7,646,779

	Morningstar Income and Growth ETF Asset Allocation Portfolio – Class II		Neuberger Berman AMT Mid Cap Growth Portfolio - S Class
	2020	2019	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 29,946	$ 29,697	$ (4,268)	$ (3,092)
Realized gains (losses)	26,118	42,360	61,276	50,822
Unrealized appreciation (depreciation) during the year	85,275	152,791	252,834	97,741
Net increase (decrease) in net assets from operations	141,339	224,848	309,842	145,471
Contract transactions:
Payments received from contract owners	98,431	229,686	74,282	45,745
Transfers between Investment Options (including Guaranteed Interest Account), net	(80,781)	(5,411)	129,917	184,137
Transfers for contract benefits and terminations	(155,966)	(194,066)	(57,573)	(25,850)
Contract maintenance charges	(180,059)	(211,996)	(52,684)	(40,446)
Net increase (decrease) in net assets resulting from contract transactions	(318,375)	(181,787)	93,942	163,586
Total increase (decrease) in net assets	(177,036)	43,061	403,784	309,057
Net assets at beginning of period	1,972,469	1,929,408	737,506	428,449
Net assets at end of period	$ 1,795,433	$ 1,972,469	$ 1,141,290	$ 737,506

The accompanying notes are an integral part of these financial statements.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2020 and 2019
(Continued)
	PIMCO CommodityRealReturn® Strategy Portfolio – Advisor Class		PIMCO Real Return Portfolio – Advisor Class
	2020	2019	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 87,384	$ 62,444	$ 15,507	$ 17,090
Realized gains (losses)	(28,851)	(61,579)	11,055	(1,968)
Unrealized appreciation (depreciation) during the year	(33,250)	165,902	137,898	93,467
Net increase (decrease) in net assets from operations	25,283	166,767	164,460	108,589
Contract transactions:
Payments received from contract owners	184,572	168,274	92,803	64,272
Transfers between Investment Options (including Guaranteed Interest Account), net	88,517	129,870	220,390	(36,240)
Transfers for contract benefits and terminations	(106,979)	(79,394)	(138,635)	(57,735)
Contract maintenance charges	(110,960)	(124,114)	(117,853)	(101,193)
Net increase (decrease) in net assets resulting from contract transactions	55,150	94,636	56,705	(130,896)
Total increase (decrease) in net assets	80,433	261,403	221,165	(22,307)
Net assets at beginning of period	1,787,778	1,526,375	1,402,080	1,424,387
Net assets at end of period	$ 1,868,211	$ 1,787,778	$ 1,623,245	$ 1,402,080

	PIMCO Total Return Portfolio – Advisor Class		Rydex VT Inverse Government Long Bond Strategy Fund
	2020	2019	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 104,998	$ 161,735	$ (9)	$ (75)
Realized gains (losses)	145,896	5,076	(67)	(766)
Unrealized appreciation (depreciation) during the year	245,568	309,135	(4,302)	(2,481)
Net increase (decrease) in net assets from operations	496,462	475,946	(4,378)	(3,322)
Contract transactions:
Payments received from contract owners	469,555	436,309	2,624	2,216
Transfers between Investment Options (including Guaranteed Interest Account), net	(20,542)	301,353	(23)	(17)
Transfers for contract benefits and terminations	(717,935)	(268,686)	(41)	(710)
Contract maintenance charges	(797,159)	(732,340)	(1,499)	(1,827)
Net increase (decrease) in net assets resulting from contract transactions	(1,066,081)	(263,364)	1,061	(338)
Total increase (decrease) in net assets	(569,619)	212,582	(3,317)	(3,660)
Net assets at beginning of period	6,447,296	6,234,714	20,528	24,188
Net assets at end of period	$ 5,877,677	$ 6,447,296	$ 17,211	$ 20,528

The accompanying notes are an integral part of these financial statements.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2020 and 2019
(Continued)
	Rydex VT Nova Fund		SA AB Growth Portfolio
	2020	2019	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 365	$ 911	$ (13,377)	$ (11,343)
Realized gains (losses)	19,818	2,598	456,517	155,072
Unrealized appreciation (depreciation) during the year	8,004	62,346	450,810	568,306
Net increase (decrease) in net assets from operations	28,187	65,855	893,950	712,035
Contract transactions:
Payments received from contract owners	6,437	6,816	154,503	92,251
Transfers between Investment Options (including Guaranteed Interest Account), net	(19)	-	55,144	(1,539)
Transfers for contract benefits and terminations	(18,749)	(2,851)	(644,246)	(323,066)
Contract maintenance charges	(10,158)	(10,423)	(15,790)	(18,800)
Net increase (decrease) in net assets resulting from contract transactions	(22,489)	(6,458)	(450,389)	(251,154)
Total increase (decrease) in net assets	5,698	59,397	443,561	460,881
Net assets at beginning of period	209,347	149,950	2,749,212	2,288,331
Net assets at end of period	$ 215,045	$ 209,347	$ 3,192,773	$ 2,749,212

	SA Wellington Capital Appreciation Portfolio – Class 1		SA Wellington Government and Quality Bond Portfolio – Class 1
	2020	2019	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ (21,962)	$ (17,812)	$ 6,129	$ 6,012
Realized gains (losses)	751,485	642,316	(589)	1,578
Unrealized appreciation (depreciation) during the year	1,766,504	362,344	10,447	13,077
Net increase (decrease) in net assets from operations	2,496,027	986,848	15,987	20,667
Contract transactions:
Payments received from contract owners	2,374,522	116,740	505,717	27,851
Transfers between Investment Options (including Guaranteed Interest Account), net	(24,798)	-	1,899	-
Transfers for contract benefits and terminations	(2,953,171)	(633,313)	(516,696)	(108,561)
Contract maintenance charges	(27,792)	(26,328)	(6,936)	(7,488)
Net increase (decrease) in net assets resulting from contract transactions	(631,239)	(542,901)	(16,016)	(88,198)
Total increase (decrease) in net assets	1,864,788	443,947	(29)	(67,531)
Net assets at beginning of period	4,087,224	3,643,277	244,856	312,387
Net assets at end of period	$ 5,952,012	$ 4,087,224	$ 244,827	$ 244,856

The accompanying notes are an integral part of these financial statements.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2020 and 2019
(Continued)
	SA Wellington Multi-Asset Income Portfolio – Class 1		Templeton Developing Markets VIP Fund – Class 2
	2020	2019	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 7,045	$ (6,114)	$ 147,483	$ 24,897
Realized gains (losses)	15,678	(26,859)	169,528	29,616
Unrealized appreciation (depreciation) during the year	167,690	313,498	261,789	887,779
Net increase (decrease) in net assets from operations	190,413	280,525	578,800	942,292
Contract transactions:
Payments received from contract owners	1,081,310	2,531	207,112	208,477
Transfers between Investment Options (including Guaranteed Interest Account), net	5,846	(871,797)	(329,821)	45,654
Transfers for contract benefits and terminations	(1,097,473)	(28,885)	(216,520)	(249,506)
Contract maintenance charges	(13,614)	(8,346)	(250,590)	(273,146)
Net increase (decrease) in net assets resulting from contract transactions	(23,931)	(906,497)	(589,819)	(268,521)
Total increase (decrease) in net assets	166,482	(625,972)	(11,019)	673,771
Net assets at beginning of period	1,087,381	1,713,353	4,353,367	3,679,596
Net assets at end of period	$ 1,253,863	$ 1,087,381	$ 4,342,348	$ 4,353,367

	Templeton Foreign VIP Fund – Class 2		Templeton Growth VIP Fund – Class 2
	2020	2019	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 194,020	$ 100,205	$ 162,977	$ 161,578
Realized gains (losses)	(134,531)	68,675	2,304	1,313,255
Unrealized appreciation (depreciation) during the year	(289,078)	665,457	115,892	(516,654)
Net increase (decrease) in net assets from operations	(229,589)	834,337	281,173	958,179
Contract transactions:
Payments received from contract owners	462,318	422,854	395,180	483,210
Transfers between Investment Options (including Guaranteed Interest Account), net	(243,909)	405,282	(133,266)	(51,887)
Transfers for contract benefits and terminations	(381,801)	(366,571)	(391,244)	(635,763)
Contract maintenance charges	(403,494)	(473,404)	(428,343)	(481,143)
Net increase (decrease) in net assets resulting from contract transactions	(566,886)	(11,839)	(557,673)	(685,583)
Total increase (decrease) in net assets	(796,475)	822,498	(276,500)	272,596
Net assets at beginning of period	7,813,363	6,990,865	7,054,489	6,781,893
Net assets at end of period	$ 7,016,888	$ 7,813,363	$ 6,777,989	$ 7,054,489

The accompanying notes are an integral part of these financial statements.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2020 and 2019
(Continued)
	TVST Touchstone Balanced Fund		TVST Touchstone Bond Fund
	2020	2019	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 16,866	$ 15,204	$ 16,849	$ 10,280
Realized gains (losses)	56,166	13,438	6,748	3,858
Unrealized appreciation (depreciation) during the year	199,459	190,188	104,928	116,685
Net increase (decrease) in net assets from operations	272,491	218,830	128,525	130,823
Contract transactions:
Payments received from contract owners	46,149	38,475	130,404	120,635
Transfers between Investment Options (including Guaranteed Interest Account), net	213,368	660,478	31,844	(16,431)
Transfers for contract benefits and terminations	(74,288)	(154,710)	(85,018)	(68,774)
Contract maintenance charges	(87,356)	(69,186)	(104,456)	(109,314)
Net increase (decrease) in net assets resulting from contract transactions	97,873	475,057	(27,226)	(73,884)
Total increase (decrease) in net assets	370,364	693,887	101,299	56,939
Net assets at beginning of period	1,534,248	840,361	1,417,769	1,360,830
Net assets at end of period	$ 1,904,612	$ 1,534,248	$ 1,519,068	$ 1,417,769

	TVST Touchstone Common Stock Fund		TVST Touchstone Small Company Fund
	2020	2019	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 5,323	$ 645	$ (7,216)	$ (11,952)
Realized gains (losses)	275,667	113,425	77,370	338,681
Unrealized appreciation (depreciation) during the year	1,141,281	1,383,490	403,381	221,465
Net increase (decrease) in net assets from operations	1,422,271	1,497,560	473,535	548,194
Contract transactions:
Payments received from contract owners	546,426	459,001	136,022	131,464
Transfers between Investment Options (including Guaranteed Interest Account), net	(189,937)	(255,492)	(41,479)	(110,869)
Transfers for contract benefits and terminations	(322,090)	(304,911)	(85,093)	(88,253)
Contract maintenance charges	(421,364)	(413,736)	(180,661)	(196,960)
Net increase (decrease) in net assets resulting from contract transactions	(386,965)	(515,138)	(171,211)	(264,618)
Total increase (decrease) in net assets	1,035,306	982,422	302,324	283,576
Net assets at beginning of period	6,529,905	5,547,483	2,977,382	2,693,806
Net assets at end of period	$ 7,565,211	$ 6,529,905	$ 3,279,706	$ 2,977,382

The accompanying notes are an integral part of these financial statements.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2020 and 2019
(Continued)
	Virtus Duff & Phelps Real Estate Securities Series – Class A Shares		Virtus KAR Capital Growth Series – Class A Shares
	2020	2019	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 122,309	$ 239,582	$ (784,847)	$ (657,132)
Realized gains (losses)	105,043	2,074,635	13,609,827	6,499,622
Unrealized appreciation (depreciation) during the year	(717,180)	2,143,340	47,029,438	32,514,189
Net increase (decrease) in net assets from operations	(489,828)	4,457,557	59,854,418	38,356,679
Contract transactions:
Payments received from contract owners	809,870	759,184	5,948,084	6,347,845
Transfers between Investment Options (including Guaranteed Interest Account), net	(499,301)	(340,786)	(2,400,519)	(1,355,270)
Transfers for contract benefits and terminations	(904,371)	(1,345,061)	(9,830,058)	(8,646,701)
Contract maintenance charges	(901,012)	(1,045,117)	(7,484,184)	(7,682,079)
Net increase (decrease) in net assets resulting from contract transactions	(1,494,814)	(1,971,780)	(13,766,677)	(11,336,205)
Total increase (decrease) in net assets	(1,984,642)	2,485,777	46,087,741	27,020,474
Net assets at beginning of period	19,509,029	17,023,252	128,214,291	101,193,817
Net assets at end of period	$ 17,524,387	$ 19,509,029	$ 174,302,032	$ 128,214,291

	Virtus KAR Enhanced Core Equity Series – Class A Shares		Virtus KAR Small-Cap Growth Series – Class A Shares
	2020	2019	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 601,539	$ 377,635	$ (192,235)	$ (177,174)
Realized gains (losses)	10,951,853	(4,727)	8,198,196	7,900,281
Unrealized appreciation (depreciation) during the year	(5,425,993)	10,517,808	12,440,697	6,609,910
Net increase (decrease) in net assets from operations	6,127,399	10,890,716	20,446,658	14,333,017
Contract transactions:
Payments received from contract owners	2,007,859	2,383,228	1,107,605	1,162,739
Transfers between Investment Options (including Guaranteed Interest Account), net	(912,809)	(994,274)	(343,999)	(919,863)
Transfers for contract benefits and terminations	(2,370,366)	(2,748,885)	(2,829,509)	(3,560,593)
Contract maintenance charges	(2,706,467)	(2,952,535)	(2,133,891)	(2,131,828)
Net increase (decrease) in net assets resulting from contract transactions	(3,981,783)	(4,312,466)	(4,199,794)	(5,449,545)
Total increase (decrease) in net assets	2,145,616	6,578,250	16,246,864	8,883,472
Net assets at beginning of period	46,818,160	40,239,910	49,114,198	40,230,726
Net assets at end of period	$ 48,963,776	$ 46,818,160	$ 65,361,062	$ 49,114,198

The accompanying notes are an integral part of these financial statements.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2020 and 2019
(Continued)
	Virtus KAR Small-Cap Value Series – Class A Shares		Virtus Newfleet Multi-Sector Intermediate Bond Series – Class A Shares
	2020	2019	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 173,870	$ 135,326	$ 722,472	$ 849,124
Realized gains (losses)	1,952,622	603,459	(65,895)	36,680
Unrealized appreciation (depreciation) during the year	4,865,794	4,680,538	790,144	1,621,921
Net increase (decrease) in net assets from operations	6,992,286	5,419,323	1,446,721	2,507,725
Contract transactions:
Payments received from contract owners	1,223,587	1,338,660	1,434,883	1,511,377
Transfers between Investment Options (including Guaranteed Interest Account), net	(806,199)	(280,716)	(313,001)	227,738
Transfers for contract benefits and terminations	(1,540,523)	(1,547,964)	(1,340,681)	(1,725,102)
Contract maintenance charges	(1,418,258)	(1,516,802)	(1,579,921)	(1,680,300)
Net increase (decrease) in net assets resulting from contract transactions	(2,541,393)	(2,006,822)	(1,798,720)	(1,666,287)
Total increase (decrease) in net assets	4,450,893	3,412,501	(351,999)	841,438
Net assets at beginning of period	26,493,221	23,080,720	26,373,534	25,532,096
Net assets at end of period	$ 30,944,114	$ 26,493,221	$ 26,021,535	$ 26,373,534

	Virtus SGA International Growth Series – Class A Shares		Virtus Strategic Allocation Series – Class A Shares
	2020	2019	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ (162,290)	$ 92,505	$ 44,952	$ 217,190
Realized gains (losses)	500,425	(177,998)	1,397,165	605,855
Unrealized appreciation (depreciation) during the year	6,563,758	5,064,706	9,323,137	6,454,228
Net increase (decrease) in net assets from operations	6,901,893	4,979,213	10,765,254	7,277,273
Contract transactions:
Payments received from contract owners	2,288,192	2,191,403	1,475,573	1,487,670
Transfers between Investment Options (including Guaranteed Interest Account), net	(148,725)	(266,358)	52,436	(290,796)
Transfers for contract benefits and terminations	(1,709,539)	(2,231,985)	(1,450,704)	(2,240,892)
Contract maintenance charges	(1,937,152)	(2,057,781)	(1,998,975)	(2,022,016)
Net increase (decrease) in net assets resulting from contract transactions	(1,507,224)	(2,364,721)	(1,921,670)	(3,066,034)
Total increase (decrease) in net assets	5,394,669	2,614,492	8,843,584	4,211,239
Net assets at beginning of period	31,173,672	28,559,180	33,927,883	29,716,644
Net assets at end of period	$ 36,568,341	$ 31,173,672	$ 42,771,467	$ 33,927,883

The accompanying notes are an integral part of these financial statements.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2020 and 2019
(Continued)
	Wanger International		Wanger Select
	2020	2019	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 338,466	$ 83,705	$ 40,219	$ (22,368)
Realized gains (losses)	754,371	2,030,949	1,056,762	1,193,592
Unrealized appreciation (depreciation) during the year	1,901,439	3,689,536	1,141,264	996,417
Net increase (decrease) in net assets from operations	2,994,276	5,804,190	2,238,245	2,167,641
Contract transactions:
Payments received from contract owners	987,779	1,094,509	281,185	341,433
Transfers between Investment Options (including Guaranteed Interest Account), net	(476,484)	(370,151)	(250,172)	(171,295)
Transfers for contract benefits and terminations	(1,169,119)	(1,898,885)	(247,563)	(405,785)
Contract maintenance charges	(1,002,246)	(1,163,818)	(413,182)	(422,159)
Net increase (decrease) in net assets resulting from contract transactions	(1,660,070)	(2,338,345)	(629,732)	(657,806)
Total increase (decrease) in net assets	1,334,206	3,465,845	1,608,513	1,509,835
Net assets at beginning of period	24,269,660	20,803,815	9,236,716	7,726,881
Net assets at end of period	$ 25,603,866	$ 24,269,660	$ 10,845,229	$ 9,236,716

	Wanger USA
	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ (155,532)	$ (52,849)
Realized gains (losses)	4,408,271	7,357,013
Unrealized appreciation (depreciation) during the year	4,956,927	3,650,030
Net increase (decrease) in net assets from operations	9,209,666	10,954,194
Contract transactions:
Payments received from contract owners	1,318,887	1,511,549
Transfers between Investment Options (including Guaranteed Interest Account), net	(1,288,106)	(618,432)
Transfers for contract benefits and terminations	(2,154,181)	(2,646,750)
Contract maintenance charges	(1,882,666)	(2,032,947)
Net increase (decrease) in net assets resulting from contract transactions	(4,006,066)	(3,786,580)
Total increase (decrease) in net assets	5,203,600	7,167,614
Net assets at beginning of period	44,286,916	37,119,302
Net assets at end of period	$ 49,490,516	$ 44,286,916
The accompanying notes are an integral part of these financial statements.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
Note 1—Organization
The Nassau Life Variable Universal Life Account (the “Separate Account”) is a separate account of Nassau Life Insurance Company (“NNY”, the Company, “we” or “us”). NNY is a wholly-owned subsidiary of The Nassau Companies of New York (“NCNY”), whose ultimate parent is Nassau Insurance Group Holdings GP, LLC (“Nassau”). Founded in April 2015, Nassau is a privately held insurance and reinsurance business focused on building a franchise across the insurance value chain. NCNY is a privately held, wholly-owned subsidiary of Nassau, serving as its U.S. life and annuity platform.
NNY, formerly known as Phoenix Life Insurance Company and NCNY, formerly known as The Phoenix Companies, Inc. changed their names effective October 10, 2018 and November 13, 2018, respectively. Nassau, formerly known as Nassau Reinsurance Group Holdings L.P., changed its name effective October 5, 2018. The Separate Account, formerly known as Phoenix Life Variable Universal Life Account, changed its name effective December 6, 2018.
The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and was established on June 17, 1985. The Separate Account currently consists of 59 investment options (also known as sub-accounts) that invest in shares of underlying mutual funds.
The contract owners may allocate premium payments and contract value to the following sub-accounts in the variable contract ("contract") which have the same or similar name as the underlying mutual funds (collectively, the “Funds” or individually, the “Fund”):
Alger Capital Appreciation Portfolio-Class I-2 Shares
AMT Sustainable Equity Portfolio Class S
Calvert VP S&P MidCap 400 Index Portfolio-Class I Shares
DWS Equity 500 Index VIP-Class A (formerly Deutsche Equity 500 Index VIP-Class A)
DWS Small Cap Index VIP-Class A (formerly Deutsche Small Cap Index VIP-Class A)
Federated Hermes Fund for U.S. Government Securities II
Federated Hermes Government Money Fund II
Federated Hermes High Income Bond Fund II
Fidelity ® VIP Contrafund® Portfolio-Service Class
Fidelity ® VIP Growth Opportunities Portfolio-Service Class
Fidelity ® VIP Growth Portfolio-Service Class
Fidelity ® VIP Investment Grade Bond Portfolio-Service Class
Franklin Income VIP Fund-Class 2
Franklin Mutual Shares VIP Fund-Class 2
Goldman Sachs Variable Insurance Trust (VIT) Government Money Market Fund
Guggenheim Long Short Equity Fund
Invesco Oppenheimer V.I. Capital Appreciation Fund
Invesco Oppenheimer V.I. Global Fund
Invesco Oppenheimer V.I. Main Street Small Cap Fund
Invesco V.I. American Franchise Fund-Series I Shares
Invesco V.I. Core Equity Fund-Series I Shares
Invesco V.I. Equity and Income Fund-Series II Shares
Invesco V.I. Mid Cap Core Equity Fund-Series I Shares
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio-Service Shares
Lord Abbett Series Fund Bond Debenture Portfolio-Class VC Shares
Lord Abbett Series Fund Growth and Income Portfolio-Class VC Shares
Lord Abbett Series Fund Mid Cap Stock Portfolio-Class VC Shares
Morningstar Aggressive Growth ETF Asset Allocation Portfolio-Class II
Morningstar Balanced ETF Asset Allocation Portfolio-Class II
Morningstar Growth ETF Asset Allocation Portfolio-Class II
Morningstar Income and Growth ETF Asset Allocation Portfolio-Class II
Neuberger Berman AMT Mid Cap Growth Portfolio-S Class
PIMCO CommodityRealReturn® Strategy Portfolio-Advisor Class

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
Note 1—Organization  (Continued)
PIMCO Real Return Portfolio-Advisor Class
PIMCO Total Return Portfolio-Advisor Class
Rydex Inverse Government Long Bond Strategy Fund
Rydex Nova Fund
SA AB Growth Portfolio
SA Wellington Capital Appreciation Portfolio
SA Wellington Government and Quality Bond Portfolio
SA Wellington Multi-Asset Income Portfolio
Templeton Developing Markets VIP Fund-Class 2
Templeton Foreign VIP Fund-Class 2
Templeton Growth VIP Fund-Class 2
TVST Touchstone Balanced Fund
TVST Touchstone Bond Fund
TVST Touchstone Common Stock Fund
TVST Touchstone Small Company Fund
Virtus Duff & Phelps Real Estate Securities Series-Class A Shares
Virtus KAR Capital Growth Series-Class A Shares
Virtus KAR Enhanced Core Equity Series-Class A Shares
Virtus KAR Small-Cap Growth Series-Class A Shares
Virtus KAR Small-Cap Value Series-Class A Shares
Virtus Newfleet Multi-Sector Intermediate Bond Series-Class A Shares
Virtus SGA International Growth Series-Class A Shares
Virtus Strategic Allocation Series-Class A Shares
Wanger International
Wanger Select
Wanger USA
Additionally, contract owners also may direct the allocation of their premium payments and contract value between the Separate Account and the Guaranteed Interest Account (“GIA”).
NNY and the Separate Account are subject to regulation by the New York Department of Financial Services and the U.S. Securities and Exchange Commission ("SEC"). The assets and liabilities of the Separate Account are clearly identified and distinguished from NNY’s other asset and liabilities. Premium payments and contract value allocated by a contract owner to the GIA are not legally insulated and are subject to claims against the NNY’s general account assets.
Note 2—Significant Accounting Policies
The financial statements have been prepared in accordance with US generally accepted accounting principles (“GAAP”). The Separate Account is an investment company and follows the accounting and reporting guidance in Financial Accounting Standards Board’s Accounting Standards Codification (“ASC”) Topic 946, Financial Services-Investment Companies. The following is a summary of significant accounting policies of the Separate Account:
A.     Valuation of investments: Investments are made in the Funds and stated at fair value based on the reported net asset values of the respective Funds, which in turn value their investment securities at fair value.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
Note 2—Significant Accounting Policies (Continued)
The Separate Account measures the fair value of its investment in the Fund on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:
•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Separate Account has the ability to access.
•	Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent observable inputs are not available, representing the Separate Account’s own assumptions about the assumptions a market participant would use in valuing the assets or liability, and would be based on the best information available.
Investments in Fund shares are valued using the reported net asset value of the respective Funds at the end of each New York Stock Exchange business day, as determined by the respective Funds. Investments held by the Separate Account are Level 1 within the hierarchy. There were no transfers between Level 1, Level 2 and Level 3 during the year ended December 31, 2020.
B.     Investment transactions and related income: Investment transactions are recorded on the trade date. Realized gains and losses on the sales of shares of the Funds are computed on the basis of last in first out (“LIFO”). Dividend income and realized gain distributions from investments are recorded on the ex-dividend date.
C.     Income taxes: NNY is taxed as a life insurance entity under the provisions of the internal revenue code of 1986, as amended, (the “Code”) and it together with the operations of the separate accounted are included in the consolidated federal income tax return of NCNY. NCNY is no longer subject to US federal income tax examination by tax authorities for years before 2016. Under current provision of the code, NNY does not expect to incur federal income taxes on the earnings of the separate account to the extent that the enrings are credited under the contracts. Based on this expectation, no charge is being made current to the separate account for federal income taxes. NNY will periodically review the tax liability of the separate account in the event of changes in the tax law and may assess a charge in future years for any federal income taxes that would be applied against the Separate Account.
D.     Use of estimates: The preparation of financial statements in accordance with GAAP requires NNY management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from these estimates.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
Note 3—Purchases and Proceeds from Sales of Investments
The cost of purchases and proceeds from sales of investments for the period ended December 31, 2020 were as follows:
Investment Option	Purchases	Sales
Alger Capital Appreciation Portfolio – Class I-2 Shares	$ 1,496,838	$ 1,041,618
AMT Sustainable Equity Portfolio - Class S	401,427	549,380
Calvert VP S&P MidCap 400 Index Portfolio – Class I Shares	419,686	745,534
DWS Equity 500 Index VIP – Class A	4,660,083	4,478,403
DWS Small Cap Index VIP – Class A	349,447	275,779
Federated Hermes Fund for U.S. Government Securities II	3,974,403	3,556,543
Federated Hermes Government Money Fund II - Service Shares	11,323,728	10,340,646
Federated Hermes High Income Bond Fund II – Primary Shares	646,798	1,082,539
Fidelity ® VIP Contrafund® Portfolio – Service Class	1,927,387	5,241,761
Fidelity ® VIP Growth Opportunities Portfolio – Service Class	2,932,014	3,749,588
Fidelity ® VIP Growth Portfolio – Service Class	3,188,102	2,896,214
Fidelity ® VIP Investment Grade Bond Portfolio – Service Class	1,914,253	1,272,051
Franklin Income VIP Fund – Class 2	588,624	862,147
Franklin Mutual Shares VIP Fund – Class 2	1,686,358	1,755,739
Goldman Sachs Variable Insurance Trust (VIT) Government Money Market Fund	1,022,438	110,654
Guggenheim VT Long Short Equity Fund	12,890	12,971
Invesco Oppenheimer V.I. Capital Appreciation Fund	244,814	456,944
Invesco Oppenheimer V.I. Global Fund	274,312	535,506
Invesco Oppenheimer V.I. Main Street Small Cap Fund®	457,765	487,276
Invesco V.I. American Franchise Fund – Series I Shares	1,599,660	1,451,569
Invesco V.I. Core Equity Fund – Series I Shares	453,720	236,755
Invesco V.I. Equity and Income Fund – Series II Shares	345,413	554,670
Invesco V.I. Mid Cap Core Equity Fund – Series I Shares	614,687	585,755
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio – Service Shares	203,283	199,556
Lord Abbett Series Fund Bond Debenture Portfolio – Class VC Shares	550,683	659,392
Lord Abbett Series Fund Growth and Income Portfolio – Class VC Shares	1,441,464	2,030,756
Lord Abbett Series Fund Mid Cap Stock Portfolio – Class VC Shares	558,136	1,201,363
Morningstar Aggressive Growth ETF Asset Allocation Portfolio – Class II	432,089	746,999
Morningstar Balanced ETF Asset Allocation Portfolio – Class II	1,616,674	1,945,240
Morningstar Growth ETF Asset Allocation Portfolio – Class II	793,244	876,603
Morningstar Income and Growth ETF Asset Allocation Portfolio – Class II	256,485	522,909
Neuberger Berman AMT Mid Cap Growth Portfolio - S Class	361,661	222,884
PIMCO CommodityRealReturn® Strategy Portfolio – Advisor Class	420,247	277,713
PIMCO Real Return Portfolio – Advisor Class	477,134	404,927
PIMCO Total Return Portfolio – Advisor Class	1,283,959	2,172,936
Rydex VT Inverse Government Long Bond Strategy Fund	2,620	1,568
Rydex VT Nova Fund	26,053	29,881
SA AB Growth Portfolio	1,175,077	1,382,109
SA Wellington Capital Appreciation Portfolio – Class 1	1,706,744	1,837,552
SA Wellington Government and Quality Bond Portfolio – Class 1	396,426	405,877
SA Wellington Multi-Asset Income Portfolio – Class 1	397,926	400,298
Templeton Developing Markets VIP Fund – Class 2	777,830	1,118,873
Templeton Foreign VIP Fund – Class 2	1,031,382	1,404,248
Templeton Growth VIP Fund – Class 2	649,218	1,043,914
TVST Touchstone Balanced Fund	397,462	217,635
TVST Touchstone Bond Fund	186,804	197,181
TVST Touchstone Common Stock Fund	702,703	876,798
TVST Touchstone Small Company Fund	418,542	495,759
Virtus Duff & Phelps Real Estate Securities Series – Class A Shares	1,614,881	2,660,439
Virtus KAR Capital Growth Series – Class A Shares	12,379,824	17,561,465
Virtus KAR Enhanced Core Equity Series – Class A Shares	13,606,629	6,108,622
Virtus KAR Small-Cap Growth Series – Class A Shares	9,257,031	6,183,528

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
Note 3—Purchases and Proceeds from Sales of Investments (Continued)
Investment Option	Purchases	Sales
Virtus KAR Small-Cap Value Series – Class A Shares	$ 3,451,371	$ 3,908,196
Virtus Newfleet Multi-Sector Intermediate Bond Series – Class A Shares	2,347,441	3,423,744
Virtus SGA International Growth Series – Class A Shares	3,017,482	4,222,978
Virtus Strategic Allocation Series – Class A Shares	2,592,582	3,268,232
Wanger International	2,114,308	2,662,095
Wanger Select	1,560,988	1,135,429
Wanger USA	5,173,533	5,016,209
	$ 113,914,763	$ 119,103,950

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
Note 4—Changes in Units Outstanding
The changes in units outstanding were as follows:
	For the period ended December 31, 2020			For the period ended December 31, 2019
Investment Option	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Alger Capital Appreciation Portfolio – Class I-2 Shares	86,616	(305,175)	(218,559)	133,403	(366,490)	(233,087)
AMT Sustainable Equity Portfolio - Class S	356,536	(634,762)	(278,226)	3,598,096	(391,822)	3,206,274
Calvert VP S&P MidCap 400 Index Portfolio – Class I Shares	131,560	(282,894)	(151,334)	149,211	(178,080)	(28,869)
DWS Equity 500 Index VIP – Class A	829,749	(1,300,197)	(470,448)	908,630	(3,273,104)	(2,364,474)
DWS Small Cap Index VIP – Class A	101,255	(108,780)	(7,525)	47,245	(82,982)	(35,737)
Federated Hermes Fund for U.S. Government Securities II	2,019,654	(1,981,106)	38,548	1,168,329	(1,362,399)	(194,070)
Federated Hermes Government Money Fund II - Service Shares	12,860,517	(11,805,966)	1,054,551	12,920,597	(15,700,306)	(2,779,709)
Federated Hermes High Income Bond Fund II – Primary Shares	157,899	(403,082)	(245,183)	199,760	(453,163)	(253,403)
Fidelity ® VIP Contrafund® Portfolio – Service Class	585,065	(1,423,713)	(838,648)	688,683	(2,188,533)	(1,499,850)
Fidelity ® VIP Growth Opportunities Portfolio – Service Class	579,946	(975,488)	(395,542)	640,970	(713,027)	(72,057)
Fidelity ® VIP Growth Portfolio – Service Class	750,988	(1,090,757)	(339,769)	481,798	(984,236)	(502,438)
Fidelity ® VIP Investment Grade Bond Portfolio – Service Class	1,065,270	(803,667)	261,603	612,560	(1,082,175)	(469,615)
Franklin Income VIP Fund – Class 2	249,869	(504,109)	(254,240)	457,418	(465,201)	(7,783)
Franklin Mutual Shares VIP Fund – Class 2	431,029	(705,533)	(274,504)	295,952	(750,307)	(454,355)
Goldman Sachs Variable Insurance Trust (VIT) Government Money Market Fund	1,022,521	(109,623)	912,898	-	-	-
Guggenheim VT Long Short Equity Fund	7,068	(7,615)	(547)	6,490	(18,960)	(12,470)
Invesco Oppenheimer V.I. Capital Appreciation Fund	38,819	(174,648)	(135,829)	68,833	(110,862)	(42,029)
Invesco Oppenheimer V.I. Global Fund	90,137	(228,936)	(138,799)	169,249	(207,861)	(38,612)
Invesco Oppenheimer V.I. Main Street Small Cap Fund®	238,992	(263,680)	(24,688)	154,397	(242,176)	(87,779)
Invesco V.I. American Franchise Fund – Series I Shares	398,317	(546,842)	(148,525)	355,193	(518,269)	(163,076)
Invesco V.I. Core Equity Fund – Series I Shares	83,416	(112,550)	(29,134)	106,524	(158,648)	(52,124)
Invesco V.I. Equity and Income Fund – Series II Shares	100,851	(276,772)	(175,921)	224,982	(161,061)	63,921
Invesco V.I. Mid Cap Core Equity Fund – Series I Shares	108,190	(257,309)	(149,119)	49,094	(108,363)	(59,269)
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio – Service Shares	61,676	(81,894)	(20,218)	37,261	(98,441)	(61,180)
Lord Abbett Series Fund Bond Debenture Portfolio – Class VC Shares	208,930	(305,053)	(96,123)	176,959	(265,303)	(88,344)
Lord Abbett Series Fund Growth and Income Portfolio – Class VC Shares	766,853	(1,118,652)	(351,799)	984,023	(1,104,528)	(120,505)
Lord Abbett Series Fund Mid Cap Stock Portfolio – Class VC Shares	312,547	(682,037)	(369,490)	249,811	(394,951)	(145,140)
Morningstar Aggressive Growth ETF Asset Allocation Portfolio – Class II	220,918	(440,165)	(219,247)	159,646	(164,636)	(4,990)
Morningstar Balanced ETF Asset Allocation Portfolio – Class II	960,220	(1,400,447)	(440,227)	396,706	(532,638)	(135,932)
Morningstar Growth ETF Asset Allocation Portfolio – Class II	305,726	(538,268)	(232,542)	435,609	(587,063)	(151,454)
Morningstar Income and Growth ETF Asset Allocation Portfolio – Class II	145,104	(361,805)	(216,701)	279,775	(413,293)	(133,518)
Neuberger Berman AMT Mid Cap Growth Portfolio - S Class	214,228	(159,497)	54,731	192,690	(79,456)	113,234
PIMCO CommodityRealReturn® Strategy Portfolio – Advisor Class	807,111	(686,169)	120,942	592,874	(431,284)	161,590
PIMCO Real Return Portfolio – Advisor Class	285,191	(251,340)	33,851	76,219	(161,603)	(85,384)
PIMCO Total Return Portfolio – Advisor Class	631,380	(1,178,681)	(547,301)	575,001	(725,853)	(150,852)
Rydex VT Inverse Government Long Bond Strategy Fund	12,307	(7,145)	5,162	8,711	(10,065)	(1,354)
Rydex VT Nova Fund	1,358	(7,149)	(5,791)	3,265	(4,713)	(1,448)
SA AB Growth Portfolio	962,910	(1,279,404)	(316,494)	87,343	(352,104)	(264,761)
SA Wellington Capital Appreciation Portfolio – Class 1	6,080	(7,159)	(1,079)	294	(1,890)	(1,596)
SA Wellington Government and Quality Bond Portfolio – Class 1	9,791	(10,017)	(226)	433	(1,752)	(1,319)
SA Wellington Multi-Asset Income Portfolio – Class 1	14,927	(15,152)	(225)	28	(10,160)	(10,132)
Templeton Developing Markets VIP Fund – Class 2	143,185	(295,859)	(152,674)	127,038	(195,535)	(68,497)
Templeton Foreign VIP Fund – Class 2	560,377	(911,710)	(351,333)	626,475	(642,879)	(16,404)
Templeton Growth VIP Fund – Class 2	260,517	(488,277)	(227,760)	282,123	(550,224)	(268,101)
TVST Touchstone Balanced Fund	141,242	(106,957)	34,285	380,578	(142,235)	238,343
TVST Touchstone Bond Fund	148,962	(164,870)	(15,908)	93,828	(143,591)	(49,763)
TVST Touchstone Common Stock Fund	260,227	(407,961)	(147,734)	222,785	(438,777)	(215,992)
TVST Touchstone Small Company Fund	160,159	(236,886)	(76,727)	85,358	(190,587)	(105,229)
Virtus Duff & Phelps Real Estate Securities Series – Class A Shares	170,995	(326,198)	(155,203)	131,437	(334,869)	(203,432)

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
Note 4—Changes in Units Outstanding (Continued)
	For the period ended December 31, 2020			For the period ended December 31, 2019
Investment Option	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Virtus KAR Capital Growth Series – Class A Shares	559,657	(1,699,313)	(1,139,656)	756,934	(1,991,626)	(1,234,692)
Virtus KAR Enhanced Core Equity Series – Class A Shares	1,022,581	(2,395,838)	(1,373,257)	1,118,672	(2,714,364)	(1,595,692)
Virtus KAR Small-Cap Growth Series – Class A Shares	258,207	(669,067)	(410,860)	261,979	(904,945)	(642,966)
Virtus KAR Small-Cap Value Series – Class A Shares	385,368	(911,048)	(525,680)	(448,281)	-	(448,281)
Virtus Newfleet Multi-Sector Intermediate Bond Series – Class A Shares	360,609	(644,130)	(283,521)	(310,661)	-	(310,661)
Virtus SGA International Growth Series – Class A Shares	842,053	(1,225,154)	(383,101)	(594,974)	-	(594,974)
Virtus Strategic Allocation Series – Class A Shares	187,885	(383,443)	(195,558)	196,762	(551,357)	(354,595)
Wanger International	222,207	(468,528)	(246,321)	233,161	(609,125)	(375,964)
Wanger Select	93,276	(192,274)	(98,998)	113,438	(221,559)	(108,121)
Wanger USA	194,186	(695,577)	(501,391)	252,364	(740,960)	(488,596)

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
Note 5—Financial Highlights
A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios (excluding expenses of the underlying fund) and total return ratios for each of the five years in the periods ended December 31, 2020, 2019, 2018, 2017, and 2016 follows:
	At December 31,					For the periods ended December 31,
	Units (000's)	Unit Fair Value (Lowest to Highest)			Net Assets (000's)	Investment Income Ratio[1]	Expense Ratio [2] (Lowest to Highest)			Total Return [3] (Lowest to Highest)
Alger Capital Appreciation Portfolio – Class I-2 Shares
2020	2,182	4.36	to	6.92	10,042	-	-	to	0.80%	40.62%	to	41.75%
2019	2,400	3.10	to	4.88	7,826	-	-	to	0.80%	32.51%	to	33.58%
2018 ‡	2,633	2.34	to	3.51	6,446	0.08%	-	to	0.80%	(0.91%)	to	(0.10%)
2017	2,926	2.29	to	3.66	7,182	0.16%	-	to	0.80%	30.04%	to	31.08%
2016	3,208	1.76	to	2.79	5,996	0.18%	-	to	0.80%	(0.30%)	to	0.50%
AMT Sustainable Equity Portfolio - Class S
2020 [1]	2,928	1.29	to	1.31	3,795	0.38%	-	to	0.80%	18.32%	to	19.28%
2019 [4]	3,206	1.09	to	1.10	3,507	0.29%	-	to	0.80%	9.24%	to	9.86%
2018	-	-	to	-	-	-	-	to	-	-	to	-
Calvert VP S&P MidCap 400 Index Portfolio – Class I Shares
2020	1,009	3.12	to	3.46	3,255	1.24%	-	to	0.80%	12.42%	to	13.32%
2019	1,160	2.77	to	3.05	3,326	1.17%	-	to	0.80%	24.82%	to	25.83%
2018 ‡	1,189	2.22	to	2.42	2,719	1.15%	-	to	0.80%	(12.05%)	to	(11.33%)
2017	1,409	2.53	to	2.73	3,657	0.71%	-	to	0.80%	14.97%	to	15.89%
2016 ‡	1,618	2.20	to	2.36	3,629	0.48%	-	to	0.80%	19.31%	to	20.27%
DWS Equity 500 Index VIP – Class A
2020	7,164	4.17	to	4.86	31,266	1.65%	-	to	0.80%	17.15%	to	18.10%
2019	7,635	3.56	to	4.12	28,303	2.19%	-	to	0.80%	30.14%	to	31.19%
2018	9,999	2.73	to	3.14	28,940	1.69%	-	to	0.80%	(5.42%)	to	(4.65%)
2017	10,731	2.89	to	3.29	32,546	1.78%	-	to	0.80%	20.56%	to	21.53%
2016 ‡	11,420	2.40	to	2.71	28,482	1.69%	-	to	0.80%	10.72%	to	11.61%
DWS Small Cap Index VIP – Class A
2020	480	3.02	to	3.35	1,513	1.07%	-	to	0.80%	18.48%	to	19.43%
2019	488	2.55	to	2.81	1,295	1.09%	-	to	0.80%	24.22%	to	25.22%
2018 ‡	523	2.06	to	2.24	1,113	0.96%	-	to	0.80%	(11.94%)	to	(11.23%)
2017	671	2.33	to	2.52	1,613	1.01%	-	to	0.80%	13.42%	to	14.33%
2016	873	2.06	to	2.21	1,830	1.00%	-	to	0.80%	20.06%	to	21.03%
Federated Hermes Fund for U.S. Government Securities II
2020	7,336	1.97	to	2.15	15,145	2.50%	-	to	0.80%	4.37%	to	5.21%
2019	7,297	1.89	to	2.05	14,341	2.39%	-	to	0.80%	5.05%	to	5.90%
2018	7,492	1.80	to	1.93	13,938	2.44%	-	to	0.80%	(0.35%)	to	0.45%
2017	7,717	1.80	to	1.92	14,317	2.43%	-	to	0.80%	1.11%	to	1.92%
2016	8,535	1.78	to	1.89	15,545	2.56%	-	to	0.80%	0.80%	to	1.61%
Federated Hermes Government Money Fund II - Service Shares
2020	21,323	0.95	to	1.03	21,129	0.19%	-	to	0.80%	(0.60%)	to	0.20%
2019	20,269	0.95	to	1.03	20,147	1.64%	-	to	0.80%	0.83%	to	1.64%
2018	23,048	0.95	to	1.02	22,602	1.24%	-	to	0.80%	0.43%	to	1.25%
2017	24,010	0.94	to	1.00	23,294	0.30%	-	to	0.80%	(0.48%)	to	0.31%
2016 ‡	31,462	0.95	to	1.00	30,429	0.00%*	-	to	0.80%	(0.80%)	to	-
Federated Hermes High Income Bond Fund II – Primary Shares
2020	1,412	3.01	to	3.86	4,527	6.04%	-	to	0.80%	4.74%	to	5.59%
2019	1,657	2.87	to	3.65	5,033	6.06%	-	to	0.80%	13.63%	to	14.54%
2018	1,910	2.53	to	3.19	5,067	8.10%	-	to	0.80%	(4.06%)	to	(3.29%)
2017	2,131	2.64	to	3.30	5,859	6.72%	-	to	0.80%	6.09%	to	6.94%
2016 ‡	2,327	2.48	to	3.08	5,993	6.42%	-	to	0.80%	13.90%	to	14.82%

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
Note 5—Financial Highlights (Continued)
	At December 31,					For the periods ended December 31,
	Units (000's)	Unit Fair Value (Lowest to Highest)			Net Assets (000's)	Investment Income Ratio[1]	Expense Ratio [2] (Lowest to Highest)			Total Return [3] (Lowest to Highest)
Fidelity ® VIP Contrafund® Portfolio – Service Class
2020	9,060	4.53	to	6.45	43,897	0.15%	-	to	0.80%	29.39%	to	30.43%
2019	9,899	3.50	to	4.95	36,921	0.35%	-	to	0.80%	30.40%	to	31.45%
2018	11,399	2.69	to	3.76	32,420	0.60%	-	to	0.80%	(7.24%)	to	(6.49%)
2017	12,431	2.90	to	4.02	37,961	0.89%	-	to	0.80%	20.79%	to	21.76%
2016	13,394	2.40	to	3.30	33,626	0.68%	-	to	0.80%	7.05%	to	7.91%
Fidelity ® VIP Growth Opportunities Portfolio – Service Class
2020	3,721	5.49	to	8.41	21,119	0.01%	-	to	0.80%	67.15%	to	68.49%
2019	4,117	3.29	to	4.99	13,936	0.06%	-	to	0.80%	39.57%	to	40.70%
2018	4,189	2.36	to	3.55	10,157	0.11%	-	to	0.80%	11.44%	to	12.35%
2017	4,580	2.11	to	3.16	9,952	0.20%	-	to	0.80%	33.33%	to	34.40%
2016 ‡	5,188	1.59	to	2.35	8,439	0.23%	-	to	0.80%	(0.55%)	to	(0.25%)
Fidelity ® VIP Growth Portfolio – Service Class
2020	5,224	3.27	to	4.46	18,338	0.06%	-	to	0.80%	42.60%	to	43.75%
2019	5,564	2.29	to	3.10	13,634	0.16%	-	to	0.80%	33.11%	to	34.18%
2018	6,067	1.72	to	2.31	11,109	0.15%	-	to	0.80%	(1.08%)	to	(0.27%)
2017	6,515	1.74	to	2.32	12,019	0.12%	-	to	0.80%	33.92%	to	35.00%
2016	6,990	1.30	to	1.72	9,561	-	-	to	0.80%	(0.09%)	to	0.71%
Fidelity ® VIP Investment Grade Bond Portfolio – Service Class
2020	5,373	1.70	to	1.91	9,765	2.15%	-	to	0.80%	8.38%	to	9.26%
2019	5,112	1.57	to	1.74	8,532	2.55%	-	to	0.80%	8.70%	to	9.58%
2018 ‡	5,581	1.45	to	1.59	8,553	2.45%	-	to	0.80%	(1.43%)	to	(0.63%)
2017	5,900	1.47	to	1.60	9,114	2.39%	-	to	0.80%	3.33%	to	4.16%
2016	5,581	1.42	to	1.54	8,285	2.25%	-	to	0.80%	3.79%	to	4.63%
Franklin Income VIP Fund – Class 2
2020	1,836	1.98	to	2.23	3,777	5.83%	-	to	0.80%	(0.11%)	to	0.69%
2019	2,090	1.99	to	2.22	4,277	5.38%	-	to	0.80%	15.13%	to	16.06%
2018	2,098	1.73	to	1.91	3,707	4.78%	-	to	0.80%	(5.07%)	to	(4.30%)
2017	2,329	1.82	to	2.00	4,321	4.13%	-	to	0.80%	8.80%	to	9.67%
2016	2,475	1.67	to	1.82	4,198	4.99%	-	to	0.80%	13.11%	to	14.02%
Franklin Mutual Shares VIP Fund – Class 2
2020	3,780	3.20	to	2.96	12,377	2.80%	-	to	0.80%	(5.80%)	to	(5.04%)
2019	4,054	3.40	to	3.12	14,014	1.83%	-	to	0.80%	21.59%	to	22.57%
2018	4,509	2.79	to	2.54	12,751	2.36%	-	to	0.80%	(9.80%)	to	(9.07%)
2017	4,954	3.10	to	2.80	15,466	2.17%	-	to	0.80%	7.48%	to	8.35%
2016 ‡	5,649	2.88	to	2.58	16,309	2.00%	-	to	0.80%	15.13%	to	16.06%
Goldman Sachs Variable Insurance Trust (VIT) Government Money Market Fund
2020 2, ‡	913	1.00	to	1.00	912	0.29%	0.45%	to	0.60%	(0.11%)	to	(0.25%)
2019	-	-	to	-	-	-	-	to	-	-	to	-
2018	-	-	to	-	-	-	-	to	-	-	to	-
2017	-	-	to	-	-	-	-	to	-	-	to	-
2016	-	-	to	-	-	-	-	to	-	-	to	-
Guggenheim VT Long Short Equity Fund
2020	70	1.94	to	2.23	142	0.86%	-	to	0.80%	4.09%	to	4.93%
2019	71	1.86	to	2.13	136	0.57%	-	to	0.80%	4.69%	to	5.54%
2018	83	1.78	to	2.01	153	-	-	to	0.80%	(13.64%)	to	(12.94%)
2017	99	2.06	to	2.31	208	0.36%	-	to	0.80%	13.94%	to	14.85%
2016 ‡	113	1.81	to	2.01	207	-	-	to	0.80%	(0.15%)	to	0.65%

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
Note 5—Financial Highlights (Continued)
	At December 31,					For the periods ended December 31,
	Units (000's)	Unit Fair Value (Lowest to Highest)			Net Assets (000's)	Investment Income Ratio[1]	Expense Ratio [2] (Lowest to Highest)			Total Return [3] (Lowest to Highest)
Invesco Oppenheimer V.I. Capital Appreciation Fund
2020	339	3.29	to	3.70	1,164	-	-	to	0.80%	35.15%	to	36.24%
2019	475	2.43	to	2.72	1,217	-	-	to	0.80%	34.76%	to	35.85%
2018	517	1.81	to	2.00	979	-	-	to	0.80%	(6.71%)	to	(5.96%)
2017	864	1.94	to	2.13	1,739	0.01%	-	to	0.80%	25.49%	to	26.50%
2016	949	1.54	to	1.68	1,504	0.13%	-	to	0.80%	(3.21%)	to	(2.43%)
Invesco Oppenheimer V.I. Global Fund
2020	845	2.85	to	3.21	2,521	0.43%	-	to	0.80%	26.32%	to	27.34%
2019	984	2.26	to	2.52	2,311	0.64%	-	to	0.80%	30.40%	to	31.45%
2018 ‡	1,022	1.73	to	1.92	1,830	0.75%	-	to	0.80%	(14.09%)	to	(13.39%)
2017	1,171	2.02	to	2.21	2,427	0.73%	-	to	0.80%	35.23%	to	36.32%
2016 ‡	1,087	1.49	to	1.62	1,656	0.81%	-	to	0.80%	(0.95%)	to	(0.16%)
Invesco Oppenheimer V.I. Main Street Small Cap Fund®
2020	1,476	2.82	to	3.56	4,280	0.38%	-	to	0.80%	18.68%	to	19.64%
2019	1,501	2.38	to	2.97	3,653	-	-	to	0.80%	25.12%	to	26.13%
2018	1,588	1.90	to	2.36	3,085	0.06%	-	to	0.80%	(11.26%)	to	(10.54%)
2017 ‡	1,700	2.14	to	2.64	3,708	0.64%	-	to	0.80%	13.00%	to	13.91%
2016	1,841	1.90	to	2.31	3,542	0.25%	-	to	0.80%	16.73%	to	17.67%
Invesco V.I. American Franchise Fund – Series I Shares
2020	2,583	3.58	to	3.84	9,602	0.07%	-	to	0.80%	41.22%	to	42.35%
2019	2,731	2.54	to	2.70	7,129	-	-	to	0.80%	35.66%	to	36.76%
2018	2,894	1.87	to	1.97	5,528	-	-	to	0.80%	(4.40%)	to	(3.62%)
2017	3,074	1.95	to	2.05	6,110	0.08%	-	to	0.80%	26.33%	to	27.34%
2016	3,291	1.55	to	1.61	5,152	-	-	to	0.80%	1.45%	to	2.27%
Invesco V.I. Core Equity Fund – Series I Shares
2020	475	2.57	to	2.90	1,295	1.35%	-	to	0.80%	12.94%	to	13.85%
2019	504	2.28	to	2.54	1,204	0.91%	-	to	0.80%	27.93%	to	28.96%
2018 ‡	556	1.78	to	1.97	1,027	0.80%	-	to	0.80%	(10.12%)	to	(9.39%)
2017	605	1.98	to	2.18	1,235	1.02%	-	to	0.80%	12.27%	to	13.17%
2016	657	1.76	to	1.92	1,184	0.76%	-	to	0.80%	9.38%	to	10.26%
Invesco V.I. Equity and Income Fund – Series II Shares
2020	989	2.34	to	2.63	2,426	2.23%	-	to	0.80%	8.77%	to	9.65%
2019	1,165	2.15	to	2.40	2,604	2.32%	-	to	0.80%	19.05%	to	20.01%
2018	1,101	1.81	to	2.00	2,058	1.98%	-	to	0.80%	(10.45%)	to	(9.73%)
2017	988	2.02	to	2.21	2,048	1.43%	-	to	0.80%	9.90%	to	10.78%
2016	986	1.83	to	2.00	1,846	1.58%	-	to	0.80%	13.92%	to	14.83%
Invesco V.I. Mid Cap Core Equity Fund – Series I Shares
2020	704	2.64	to	3.01	1,952	0.69%	-	to	0.80%	8.37%	to	9.25%
2019	853	2.44	to	2.75	2,152	0.50%	-	to	0.80%	24.28%	to	25.28%
2018	912	1.96	to	2.20	1,845	0.51%	-	to	0.80%	(12.06%)	to	(11.35%)
2017	951	2.23	to	2.48	2,172	0.53%	-	to	0.80%	14.00%	to	14.92%
2016 ‡	1,018	1.96	to	2.16	2,026	0.08%	-	to	0.80%	12.53%	to	13.43%
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio – Service Shares
2020	268	2.93	to	3.32	821	0.20%	-	to	0.80%	5.91%	to	6.76%
2019	288	2.77	to	3.11	824	-	-	to	0.80%	28.89%	to	29.93%
2018	349	2.15	to	2.40	771	0.02%	-	to	0.80%	(13.94%)	to	(13.24%)
2017	369	2.49	to	2.76	940	0.36%	-	to	0.80%	13.04%	to	13.95%
2016 ‡	382	2.21	to	2.42	855	-	-	to	0.80%	14.86%	to	15.78%

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
Note 5—Financial Highlights (Continued)
	At December 31,					For the periods ended December 31,
	Units (000's)	Unit Fair Value (Lowest to Highest)			Net Assets (000's)	Investment Income Ratio[1]	Expense Ratio [2] (Lowest to Highest)			Total Return [3] (Lowest to Highest)
Lord Abbett Series Fund Bond Debenture Portfolio – Class VC Shares
2020	1,219	2.45	to	2.78	3,135	3.85%	-	to	0.80%	6.45%	to	7.30%
2019	1,316	2.30	to	2.59	3,154	3.81%	-	to	0.80%	12.45%	to	13.35%
2018	1,404	2.05	to	2.28	2,978	4.27%	-	to	0.80%	(4.79%)	to	(4.02%)
2017	1,531	2.15	to	2.38	3,384	4.05%	-	to	0.80%	8.34%	to	9.21%
2016	1,694	1.98	to	2.18	3,434	4.40%	-	to	0.80%	11.24%	to	12.13%
Lord Abbett Series Fund Growth and Income Portfolio – Class VC Shares
2020	5,506	2.31	to	2.62	13,205	1.73%	-	to	0.80%	1.88%	to	2.70%
2019	5,858	2.26	to	2.55	13,736	1.65%	-	to	0.80%	21.51%	to	22.49%
2018	5,978	1.86	to	2.08	11,462	1.42%	-	to	0.80%	(8.88%)	to	(8.14%)
2017	6,236	2.04	to	2.26	13,059	1.33%	-	to	0.80%	12.48%	to	13.38%
2016	6,891	1.82	to	2.00	12,762	1.49%	-	to	0.80%	16.18%	to	17.11%
Lord Abbett Series Fund Mid Cap Stock Portfolio – Class VC Shares
2020	1,788	2.14	to	2.42	3,991	1.09%	-	to	0.80%	1.68%	to	2.50%
2019	2,158	2.10	to	2.37	4,697	0.89%	-	to	0.80%	21.66%	to	22.64%
2018	2,303	1.73	to	1.93	4,101	0.65%	-	to	0.80%	(15.72%)	to	(15.04%)
2017	2,622	2.05	to	2.27	5,524	0.60%	-	to	0.80%	5.98%	to	6.83%
2016 ‡	2,834	1.93	to	2.12	5,598	0.50%	-	to	0.80%	15.47%	to	16.39%
Morningstar Aggressive Growth ETF Asset Allocation Portfolio – Class II
2020	1,413	2.04	to	2.21	2,971	1.75%	-	to	0.80%	9.08%	to	9.96%
2019	1,632	1.87	to	2.01	3,135	1.57%	-	to	0.80%	21.19%	to	22.17%
2018	1,637	1.54	to	1.65	2,587	1.35%	-	to	0.80%	(10.06%)	to	(9.33%)
2017 ‡	1,637	1.61	to	1.82	2,867	1.13%	-	to	0.80%	11.57%	to	19.80%
2016	1,866	1.44	to	1.52	2,739	1.29%	-	to	0.80%	10.32%	to	11.21%
Morningstar Balanced ETF Asset Allocation Portfolio – Class II
2020	5,061	1.74	to	1.89	9,124	2.05%	-	to	0.80%	8.25%	to	9.12%
2019	5,501	1.60	to	1.73	9,112	2.02%	-	to	0.80%	15.33%	to	16.26%
2018 ‡	5,637	1.39	to	1.49	8,064	2.12%	-	to	0.80%	(6.99%)	to	(6.23%)
2017	4,767	1.50	to	1.58	7,278	1.68%	-	to	0.80%	12.43%	to	13.33%
2016	4,836	1.33	to	1.40	6,532	1.73%	-	to	0.80%	7.61%	to	8.48%
Morningstar Growth ETF Asset Allocation Portfolio – Class II
2020	3,971	1.93	to	2.10	7,892	2.07%	-	to	0.80%	9.12%	to	10.01%
2019	4,203	1.77	to	1.91	7,647	1.76%	-	to	0.80%	18.81%	to	19.77%
2018	4,355	1.49	to	1.59	6,646	1.64%	-	to	0.80%	(8.78%)	to	(8.04%)
2017	4,265	1.64	to	1.73	7,101	1.41%	-	to	0.80%	16.36%	to	17.30%
2016	4,010	1.41	to	1.48	5,717	1.59%	-	to	0.80%	8.82%	to	9.69%
Morningstar Income and Growth ETF Asset Allocation Portfolio – Class II
2020	1,142	1.52	to	1.65	1,795	2.05%	-	to	0.80%	7.56%	to	8.43%
2019	1,359	1.41	to	1.52	1,972	2.04%	-	to	0.80%	12.00%	to	12.90%
2018	1,493	1.26	to	1.35	1,929	1.62%	-	to	0.80%	(5.02%)	to	(4.25%)
2017	2,199	1.33	to	1.41	2,996	1.57%	-	to	0.80%	9.06%	to	9.94%
2016	3,033	1.22	to	1.28	3,745	1.62%	-	to	0.80%	5.52%	to	6.37%
Neuberger Berman AMT Mid Cap Growth Portfolio - S Class
2020	538	2.09	to	2.18	1,141	-	-	to	0.80%	38.59%	to	39.71%
2019	483	1.51	to	1.56	738	-	-	to	0.80%	31.42%	to	32.48%
2018 ‡	370	1.15	to	1.18	428	-	-	to	0.80%	(7.31%)	to	(6.56%)
2017 ‡	284	1.24	to	1.26	354	-	-	to	0.80%	23.57%	to	24.56%
2016	315	1.00	to	1.01	316	-	-	to	0.80%	3.33%	to	4.16%

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
Note 5—Financial Highlights (Continued)
	At December 31,					For the periods ended December 31,
	Units (000's)	Unit Fair Value (Lowest to Highest)			Net Assets (000's)	Investment Income Ratio[1]	Expense Ratio [2] (Lowest to Highest)			Total Return [3] (Lowest to Highest)
PIMCO CommodityRealReturn® Strategy Portfolio – Advisor Class
2020	3,102	0.59	to	0.66	1,868	6.13%	-	to	0.80%	0.42%	to	1.23%
2019	2,981	0.59	to	0.66	1,788	4.35%	-	to	0.80%	10.46%	to	11.35%
2018 ‡	2,820	0.53	to	0.59	1,526	1.97%	-	to	0.80%	(14.89%)	to	(14.20%)
2017	3,134	0.63	to	0.69	1,990	10.90%	-	to	0.80%	1.23%	to	2.05%
2016	3,179	0.62	to	0.67	1,986	1.01%	-	to	0.80%	13.96%	to	14.87%
PIMCO Real Return Portfolio – Advisor Class
2020	918	1.69	to	1.70	1,623	1.33%	-	to	0.80%	10.71%	to	11.60%
2019	885	1.52	to	1.70	1,402	1.56%	-	to	0.80%	7.46%	to	8.33%
2018	970	1.42	to	1.57	1,424	2.29%	-	to	0.80%	(3.09%)	to	(2.31%)
2017	1,436	1.46	to	1.61	2,166	2.30%	-	to	0.80%	2.72%	to	3.55%
2016 ‡	1,185	1.42	to	1.55	1,724	2.01%	-	to	0.80%	4.25%	to	5.09%
PIMCO Total Return Portfolio – Advisor Class
2020	2,979	1.89	to	2.12	5,878	2.03%	-	to	0.80%	7.67%	to	8.54%
2019	3,526	1.75	to	1.96	6,447	2.91%	-	to	0.80%	7.38%	to	8.25%
2018	3,677	1.63	to	1.81	6,235	2.45%	-	to	0.80%	(1.43%)	to	(0.63%)
2017 ‡	3,779	1.66	to	1.82	6,459	1.92%	-	to	0.80%	3.97%	to	4.81%
2016 ‡	4,079	1.59	to	1.74	6,652	1.98%	-	to	0.80%	1.76%	to	2.57%
Rydex VT Inverse Government Long Bond Strategy Fund
2020	80	0.20	to	0.24	17	0.29%	-	to	0.80%	(21.72%)	to	(21.09%)
2019	74	0.26	to	0.30	21	-	-	to	0.80%	(13.98%)	to	(13.29%)
2018	76	0.30	to	0.34	24	-	-	to	0.80%	2.95%	to	3.79%
2017	75	0.30	to	0.33	23	-	-	to	0.80%	(9.61%)	to	(8.89%)
2016 ‡	81	0.33	to	0.36	27	-	-	to	0.80%	(3.72%)	to	(2.94%)
Rydex VT Nova Fund
2020	37	5.70	to	6.02	215	0.86%	0.25%	to	0.80%	19.07%	to	19.73%
2019	43	4.79	to	5.03	209	1.11%	0.25%	to	0.80%	43.88%	to	44.68%
2018	44	3.33	to	3.47	150	0.18%	0.25%	to	0.80%	(11.04%)	to	(10.55%)
2017	45	3.74	to	3.88	172	0.05%	0.25%	to	0.80%	30.73%	to	31.45%
2016	46	2.86	to	2.96	133	-	0.25%	to	0.80%	14.79%	to	15.43%
SA AB Growth Portfolio
2020	1,949	1.63	to	1.64	3,193	-	0.45%	to	0.60%	34.80%	to	35.01%
2019	2,265	1.21	to	1.21	2,749	-	0.45%	to	0.60%	34.07%	to	34.27%
2018 ‡, 7	2,530	0.85	to	0.99	2,288	-	0.45%	to	0.60%	(6.02%)	to	(5.99%)
SA Wellington Capital Appreciation Portfolio – Class 1
2020	9	720.50	to	687.73	5,952	-	0.45%	to	0.60%	63.55%	to	63.79%
2019	10	440.55	to	419.88	4,087	-	0.45%	to	0.60%	30.38%	to	30.58%
2018	11	337.90	to	321.55	3,643	-	0.45%	to	0.60%	(1.35%)	to	(1.20%)
2017	12	342.52	to	325.46	3,918	-	0.45%	to	0.60%	31.99%	to	32.18%
2016	12	246.21	to	259.51	2,982	-	0.45%	to	0.60%	1.37%	to	1.53%
SA Wellington Government and Quality Bond Portfolio – Class 1
2020 ‡	3	71.87	to	71.87	245	2.51%	0.45%	to	0.45%	6.63%	to	6.63%
2019	4	67.40	to	67.40	245	2.51%	0.45%	to	0.45%	6.84%	to	6.84%
2018 ‡	5	63.09	to	63.09	312	2.09%	0.45%	to	0.45%	(0.41%)	to	(0.41%)
2017	5	42.93	to	63.35	326	1.83%	0.45%	to	0.60%	2.34%	to	2.50%
2016	5	41.95	to	61.81	332	1.37%	0.45%	to	0.60%	0.86%	to	1.01%

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
Note 5—Financial Highlights (Continued)
	At December 31,					For the periods ended December 31,
	Units (000's)	Unit Fair Value (Lowest to Highest)			Net Assets (000's)	Investment Income Ratio[1]	Expense Ratio [2] (Lowest to Highest)			Total Return [3] (Lowest to Highest)
SA Wellington Multi-Asset Income Portfolio – Class 1
2020 ‡	11	112.81	to	109.51	1,254	1.09%	0.45%	to	0.60%	17.41%	to	17.59%
2019	12	96.08	to	93.13	1,087	0.08%	0.45%	to	0.60%	18.37%	to	18.54%
2018	22	81.17	to	78.56	1,713	1.23%	0.45%	to	0.60%	(8.04%)	to	(7.90%)
2017	22	88.28	to	85.30	1,877	0.27%	0.45%	to	0.60%	15.64%	to	15.81%
2016	22	73.66	to	76.34	1,650	1.87%	0.45%	to	0.60%	1.16%	to	1.31%
Templeton Developing Markets VIP Fund – Class 2
2020	894	4.68	to	5.15	4,342	4.24%	-	to	0.80%	16.25%	to	17.18%
2019	1,047	4.02	to	4.39	4,353	0.99%	-	to	0.80%	25.68%	to	26.70%
2018 ‡	1,115	3.20	to	3.47	3,680	0.86%	-	to	0.80%	(16.47%)	to	(15.79%)
2017	1,204	3.83	to	4.12	4,731	1.00%	-	to	0.80%	39.29%	to	40.41%
2016 ‡	1,283	2.75	to	2.93	3,596	0.83%	-	to	0.80%	16.50%	to	17.44%
Templeton Foreign VIP Fund – Class 2
2020	3,548	1.82	to	1.96	7,017	3.43%	-	to	0.80%	(1.95%)	to	(1.16%)
2019	3,900	1.86	to	1.98	7,813	1.73%	-	to	0.80%	11.63%	to	12.53%
2018	3,916	1.66	to	1.76	6,991	2.67%	-	to	0.80%	(16.12%)	to	(15.44%)
2017	4,187	1.98	to	2.08	8,859	2.61%	-	to	0.80%	15.76%	to	16.69%
2016 ‡	4,871	1.71	to	1.78	8,850	1.93%	-	to	0.80%	6.32%	to	7.17%
Templeton Growth VIP Fund – Class 2
2020	2,349	2.82	to	2.47	6,778	3.04%	-	to	0.80%	4.95%	to	5.80%
2019	2,576	2.69	to	2.33	7,054	2.76%	-	to	0.80%	14.23%	to	15.15%
2018	2,845	2.35	to	2.02	6,782	1.98%	-	to	0.80%	(15.53%)	to	(14.85%)
2017	3,040	2.79	to	2.38	8,511	1.66%	-	to	0.80%	17.56%	to	18.50%
2016	3,575	2.37	to	2.01	8,466	2.06%	-	to	0.80%	8.75%	to	9.62%
TVST Touchstone Balanced Fund
2020	769	2.38	to	2.51	1,905	1.45%	0.25%	to	0.80%	18.21%	to	18.86%
2019	734	2.01	to	2.11	1,534	1.79%	0.25%	to	0.80%	21.82%	to	22.50%
2018 ‡	496	1.65	to	1.72	840	1.17%	0.25%	to	0.80%	(6.82%)	to	(6.30%)
2017	496	1.77	to	1.84	898	-	0.25%	to	0.80%	13.15%	to	13.77%
2016	512	1.57	to	1.62	817	1.48%	0.25%	to	0.80%	6.56%	to	7.15%
TVST Touchstone Bond Fund
2020	903	1.65	to	1.83	1,519	1.73%	-	to	0.80%	8.84%	to	9.71%
2019	919	1.51	to	1.67	1,418	1.31%	-	to	0.80%	9.58%	to	10.46%
2018	969	1.38	to	1.51	1,361	2.39%	-	to	0.80%	(2.66%)	to	(1.88%)
2017	1,013	1.42	to	1.54	1,458	-	-	to	0.80%	2.84%	to	3.67%
2016	1,095	1.38	to	1.49	1,528	1.97%	-	to	0.80%	0.01%	to	0.81%
TVST Touchstone Common Stock Fund
2020	2,383	3.09	to	3.63	7,565	0.63%	-	to	0.80%	22.69%	to	23.68%
2019	2,531	2.52	to	2.93	6,530	0.56%	-	to	0.80%	27.55%	to	28.58%
2018	2,747	1.98	to	2.28	5,547	1.26%	-	to	0.80%	(8.79%)	to	(8.05%)
2017	3,279	2.17	to	2.48	7,242	0.01%	-	to	0.80%	20.53%	to	21.50%
2016 ‡	3,259	1.80	to	2.04	5,946	1.66%	-	to	0.80%	10.37%	to	11.26%
TVST Touchstone Small Company Fund
2020	1,058	2.99	to	3.65	3,280	0.16%	-	to	0.80%	17.75%	to	18.70%
2019	1,135	2.54	to	3.08	2,977	0.02%	-	to	0.80%	20.43%	to	21.40%
2018	1,240	2.11	to	2.53	2,694	-	-	to	0.80%	(8.72%)	to	(7.98%)
2017	1,413	2.31	to	2.75	3,343	0.06%	-	to	0.80%	18.17%	to	19.12%
2016	1,533	1.95	to	2.31	3,051	0.07%	-	to	0.80%	19.27%	to	20.23%

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
Note 5—Financial Highlights (Continued)
	At December 31,					For the periods ended December 31,
	Units (000's)	Unit Fair Value (Lowest to Highest)			Net Assets (000's)	Investment Income Ratio[1]	Expense Ratio [2] (Lowest to Highest)			Total Return [3] (Lowest to Highest)
Virtus Duff & Phelps Real Estate Securities Series – Class A Shares
2020	1,729	10.16	to	7.46	17,524	1.15%	-	to	0.80%	(2.34%)	to	(1.55%)
2019	1,884	10.40	to	7.58	19,509	1.66%	-	to	0.80%	26.40%	to	27.42%
2018	2,088	8.23	to	5.95	17,023	1.60%	-	to	0.80%	(7.28%)	to	(6.53%)
2017	2,336	8.87	to	6.36	20,350	1.40%	-	to	0.80%	5.12%	to	5.97%
2016	2,594	8.44	to	6.01	21,374	1.79%	-	to	0.80%	5.97%	to	6.82%
Virtus KAR Capital Growth Series – Class A Shares
2020	11,700	14.95	to	4.13	174,302	-	-	to	0.80%	49.02%	to	50.23%
2019	12,840	10.03	to	2.75	128,214	-	-	to	0.80%	38.75%	to	39.87%
2018	14,073	7.23	to	1.97	101,194	-	-	to	0.80%	(8.00%)	to	(7.25%)
2017	15,264	7.85	to	2.12	118,455	-	-	to	0.80%	34.99%	to	36.07%
2016	16,930	5.82	to	1.56	96,853	-	-	to	0.80%	(1.66%)	to	(0.86%)
Virtus KAR Enhanced Core Equity Series – Class A Shares
2020	14,172	3.21	to	3.52	48,964	1.71%	-	to	0.80%	13.99%	to	14.91%
2019	15,546	2.81	to	3.07	46,818	1.20%	-	to	0.80%	27.65%	to	28.67%
2018 ‡	17,141	2.20	to	2.38	40,240	1.02%	-	to	0.80%	(13.56%)	to	(12.86%)
2017	18,903	2.55	to	2.73	50,994	1.58%	-	to	0.80%	21.98%	to	22.96%
2016	21,002	2.09	to	2.22	46,089	1.29%	-	to	0.80%	8.54%	to	9.41%
Virtus KAR Small-Cap Growth Series – Class A Shares
2020	4,895	12.78	to	14.81	65,361	-	-	to	0.80%	43.49%	to	44.64%
2019	5,306	8.91	to	10.24	49,114	-	-	to	0.80%	36.21%	to	37.31%
2018	5,949	6.54	to	7.46	40,231	-	-	to	0.80%	10.77%	to	11.66%
2017	6,585	5.90	to	6.68	39,981	-	-	to	0.80%	39.73%	to	40.85%
2016	7,191	4.22	to	4.74	31,047	-	-	to	0.80%	24.92%	to	25.92%
Virtus KAR Small-Cap Value Series – Class A Shares
2020	4,967	5.70	to	6.24	30,944	1.09%	-	to	0.80%	28.61%	to	29.65%
2019	5,492	4.43	to	4.81	26,493	0.95%	-	to	0.80%	23.64%	to	24.63%
2018	5,940	3.58	to	3.86	23,081	0.88%	-	to	0.80%	(16.55%)	to	(15.88%)
2017	6,676	4.29	to	4.59	30,890	0.65%	-	to	0.80%	19.20%	to	20.16%
2016 ‡	7,721	3.60	to	3.82	29,780	1.98%	-	to	0.80%	25.53%	to	26.54%
Virtus Newfleet Multi-Sector Intermediate Bond Series – Class A Shares
2020	3,805	7.08	to	3.48	26,022	3.28%	-	to	0.80%	5.68%	to	6.53%
2019	4,088	6.70	to	3.27	26,374	3.62%	-	to	0.80%	9.59%	to	10.47%
2018	4,399	6.12	to	2.96	25,532	3.92%	-	to	0.80%	(3.45%)	to	(2.66%)
2017	4,805	6.33	to	3.04	28,881	4.27%	-	to	0.80%	5.87%	to	6.72%
2016	5,239	5.98	to	2.85	29,656	4.44%	-	to	0.80%	8.42%	to	9.29%
Virtus SGA International Growth Series – Class A Shares
2020	7,041	5.23	to	2.57	36,568	-	-	to	0.80%	22.65%	to	23.64%
2019	7,425	4.26	to	2.08	31,174	0.83%	-	to	0.80%	17.59%	to	18.54%
2018	8,020	3.62	to	1.75	28,559	2.86%	-	to	0.80%	(17.34%)	to	(16.67%)
2017	8,768	4.38	to	2.10	37,580	1.57%	-	to	0.80%	15.02%	to	15.95%
2016 ‡	9,432	3.81	to	1.81	35,078	0.75%	-	to	0.80%	(2.39%)	to	(1.61%)
Virtus Strategic Allocation Series – Class A Shares
2020	3,498	12.26	to	3.94	42,771	0.69%	-	to	0.80%	32.89%	to	33.96%
2019	3,694	9.22	to	2.94	33,928	1.23%	-	to	0.80%	25.04%	to	26.05%
2018 ‡	4,049	7.38	to	2.33	29,717	1.33%	-	to	0.80%	(6.65%)	to	(5.89%)
2017	4,583	7.90	to	2.48	35,974	1.88%	-	to	0.80%	18.02%	to	18.97%
2016	5,104	6.70	to	2.08	33,879	1.66%	-	to	0.80%	0.02%	to	0.82%

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
Note 5—Financial Highlights (Continued)
	At December 31,					For the periods ended December 31,
	Units (000's)	Unit Fair Value (Lowest to Highest)			Net Assets (000's)	Investment Income Ratio[1]	Expense Ratio [2] (Lowest to Highest)			Total Return [3] (Lowest to Highest)
Wanger International
2020	3,157	8.02	to	5.50	25,604	2.01%	-	to	0.80%	13.45%	to	14.36%
2019	3,404	7.07	to	4.81	24,270	0.82%	-	to	0.80%	28.95%	to	29.99%
2018	3,780	5.48	to	3.70	20,804	2.03%	-	to	0.80%	(18.36%)	to	(17.70%)
2017	4,186	6.72	to	4.49	28,118	1.20%	-	to	0.80%	31.85%	to	32.91%
2016 ‡	4,818	5.10	to	3.07	24,355	1.15%	-	to	0.80%	(2.19%)	to	(1.41%)
Wanger Select
2020	1,375	6.92	to	7.06	10,845	0.76%	-	to	0.80%	25.64%	to	26.65%
2019	1,474	5.51	to	5.57	9,237	0.07%	-	to	0.80%	28.27%	to	29.30%
2018	1,582	4.29	to	4.31	7,727	0.17%	-	to	0.80%	(13.12%)	to	(12.41%)
2017	1,697	4.94	to	4.92	9,464	0.18%	-	to	0.80%	25.66%	to	26.67%
2016	1,805	3.93	to	3.89	8,024	0.17%	-	to	0.80%	12.45%	to	13.36%
Wanger USA
2020	4,691	10.24	to	7.85	49,491	-	-	to	0.80%	23.23%	to	24.23%
2019	5,193	8.30	to	6.32	44,287	0.26%	-	to	0.80%	30.05%	to	31.10%
2018 ‡	5,681	6.38	to	4.82	37,119	0.09%	-	to	0.80%	(2.25%)	to	(1.46%)
2017	6,235	6.53	to	4.89	41,434	-	-	to	0.80%	18.63%	to	19.58%
2016	7,029	5.51	to	4.09	39,114	-	-	to	0.80%	12.78%	to	13.69%

‡For the noted Fund, a total return fell outside of the disclosed range. The reason for this could be either a new product offering in the given year, and/ or units in a subaccount only invested for a partial period.
*Amount is less than 500 units, $500 in net assets, .0005% of total return, or 0.005% of investment income ratio.
[1]The investment income ratios represent the annualized dividends, excluding distributions of capital gains, received by the investment option from the Fund, net of expenses of the underlying Fund, divided by the daily average net assets. These ratios exclude those expenses, such as mortality and expense charges that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the investment option is affected by the timing of the declaration of dividends by the Fund in which the investment option invests.
[2]The expense ratios represent the annualized contract expenses of the Separate Account for each period indicated. The ratios include only those expenses that result in a direct reduction of unit values. Charges made directly to contract owner contracts through the redemption of units and expenses of the Fund have been excluded.
[3]The total returns are for the periods indicated, including changes in the value of the Fund, and the expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The unit value and total returns labeled ‘highest’ correspond with the product with the lowest expense ratio. The unit value and total return labeled ‘lowest’ correspond with the product with the highest expense ratio. There may be times that a product and/ or Fund are not active throughout the entire period indicated, in which case, those unit values and/or total returns may fall outside the range presented. Also, there may be times where the product with the lowest expense ratio has a lower unit value and/or total return shown than the product with the highest expense ratio. This can be caused by product and fund offerings starting at different unit values and at different points in time.

[4]From inception April 30, 2019 to December 31, 2019.	[7]From inception October 19, 2018 to December 31, 2018.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
Note 6—Related Party Transactions and Charges and Deductions
Related Party Transactions
NNY and its affiliate, 1851 Securities, Inc. (“1851 Securities”), provide services to the Separate Account. NNY is the insurer who provides the contract benefits as well as administrative and contract maintenance services to the Separate Account. 1851 Securities, a registered broker/dealer, is the principal underwriter and distributor for the Separate Account.
Charges and Deductions
NNY makes deductions from the contract to compensate for the various expenses in selling, maintaining, underwriting and issuing the contracts and providing guaranteed insurance benefits.
Certain charges are deducted from the contracts as a daily reduction in Unit Value. The charges are included in a separate line item entitled “Mortality and Expense Fees” (“M&E Fees”) or “Administrative Fees” in the accompanying statement of operations. Other periodic charges are taken out as a transaction on a monthly basis. Those charges appear on the statement of changes in net assets on line “Contract Maintenance Charges”. The contract charges are described below:
A.    Contract Maintenance Charges
The Separate Account is assessed periodic Contract Maintenance Charges which are designed to compensate NNY for certain costs associated with maintenance. The charges assessed to the Separate Account for Contract Maintenance Charges are outlined as follows:
Administration Charge – In accordance with terms of the contracts, NNY makes deductions for administrative charges. These charges are typically a flat dollar amount, but could also vary by face amount of coverage. Below is a table that summarizes the guaranteed maximum monthly deduction for the various plans offered by NNY:

Plan	Admin Charge
Corporate Edge	$10
Estate Edge	$20 (face amounts up to $400,000)
$0.05 per $1000 of face amount (face amounts of $400,001 to $1,600,000)
$80 (face amounts of greater than $1,600,000)
Estate Strategies	$7.50 plus $0.02 per $1,000 of face amount
Executive Benefit VUL	$10
ICAP+* (Policy years 1-8)	.55% of the daily net asset value of the sub-account on annual basis
ICAP+* (Policy years 8+)	.20% of the daily net asset value of the sub-account on annual basis
Joint Edge	$10
Phoenix Benefit Choice VUL	$7
Phoenix Executive VUL (08XVUL)	$20
Phoenix Executive VUL (V614)	$10
Flex Edge Success	$10
Flex Edge	$10
Individual Edge	$10
Phoenix Joint Edge VUL	$10
RSVP Variable Life	$5
The Phoenix Edge	$10
The Phoenix Edge SPVL	None
* ICAP maximum is on an annual basis

Contract Surrender Charge – In accordance with terms of the contracts, NCNY charges a deduction for surrender charges. Because a contract value and duration may vary, the surrender charge may also vary. Below is a table that summarizes the surrender charge schedule for the various plans offered by NNY:

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
Note 6—Related Party Transactions and Charges and Deductions (Continued)
Plan	Surrender Charge
Corporate Edge	None
Estate Edge	9 year schedule – level for 6 years then decreasing to zero by year 10
Estate Strategies	5 year schedule – decreasing to zero by year 6
Executive Benefit VUL	None
ICAP +	Contingent Deferred Sales Charge - 8 year period, decreasing to zero in year 9
Joint Edge	10 year schedule – level for 5 years then decreasing to zero by year 11
Phoenix Benefit Choice VUL	10 year schedule for base policy, 15 year schedule for level term rider
Phoenix Executive VUL (08XVUL)	None
Phoenix Executive VUL (V614)	None
Flex Edge Success	10 year schedule – level for 5 years then decreasing to zero by year 11
Flex Edge	10 year schedule – level for 5 years then decreasing to zero by year 11
Individual Edge	10 year schedule – level for 5 years then decreasing to zero by year 11
Phoenix Joint Edge VUL	10 year schedule
RSVP Variable Life	10 year period, level for 6 years and decreasing to zero by year 11
The Phoenix Edge	None, other than any unpaid policy charges in years 1-10
The Phoenix Edge SPVL	9 years, decreasing %, decreases to 0% in year 10

Cost of Insurance Charge – In accordance with terms of the contracts, NNY makes monthly deductions for costs of insurance to cover NNY's anticipated mortality costs. Because a contract value and death benefit may vary from month to month, the cost of insurance charge may also vary.
Monthly Mortality and Expense Risk Charge (“M&E” Fees) – The mortality and expense risk charge is typically deducted daily from contract value allocated to the variable sub-accounts, however, certain products assess the M&E Fees monthly. In accordance with terms of the contracts, Nassau will make either monthly or daily deductions.
All of the above expenses are reflected as redemption of units, and are included in a separate line item entitled “Contract Maintenance Charges” in the accompanying statements of changes in net assets. The total aggregate expense for the periods ended December 31, 2020 and 2019 were $40,784,378 and $42,553,508, respectively.
B.    Optional Rider and Benefit Charges
NNY may deduct other charges and fees based on the selection of Other Optional Contract Riders and Benefits. These expenses are included in a separate line item entitled “Transfers for contract benefits and terminations” in the accompanying statements of changes in net assets. This expense is reflected as redemption of units.
C.    Daily M&E and Administrative Fees
As mentioned above, the M&E is typically deducted daily from contract value allocated to the variable sub-accounts. These expenses are included in separate line items “Mortality and Expense Fees” and “Administrative Fees” in the accompanying statements of operations. This expense is reflected as a daily reduction of unit values. The total aggregate expense for the period ended December 31, 2020 was $3,176,006.
Below is a table that summarizes the guaranteed maximum annual equivalent M&E Fees deductions for the various plans offered by NNY:

	Annual M&E Factor
Plan	Assessed Daily	Assessed Monthly
Corporate Edge and Phoenix Executive VUL		0.90%
Estate Edge (Years 1-15)	0.80%

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
Note 6—Related Party Transactions and Charges and Deductions (Continued)
	Annual M&E Factor
Plan	Assessed Daily	Assessed Monthly
Estate Edge (Years 16+)	0.25%
Estate Strategies	0.40%
Executive Benefit VUL		0.90%
Flex Edge (Years 1-15)	0.80%
Flex Edge (Years 16+)	0.25%
Flex Edge Success (Years 1-15)	0.80%
Flex Edge Success (Years 16+)	0.25%
ICAP+ (Years 1-8)	0.60%
ICAP+ (Years 8+)	0.25%
Individual Edge (Year 1-15)	0.80%
Individual Edge (Years 16+)	0.25%
Joint Edge (Years 1 -15)	0.80%
Joint Edge (Years 16+)	0.25%
Phoenix Benefit Choice VUL (Years 1-20)		0.50%
Phoenix Benefit Choice VUL (Years 21+)		0.25%
Phoenix Express VUL	0.48%
Phoenix Joint Edge VUL (Years 1-20)		0.50%
Phoenix Joint Edge VUL (Years 21+)		0.25%
RSVP Variable Life	0.60%
The Phoenix Edge	0.50%
The Phoenix Edge - SPVL		0.80%
D.    Other Charges
NNY may deduct other charges depending on the policy terms.
Note 7—Distribution of Net Income
The Separate Account does not declare distributions to contract owners from accumulated net income. The contract owner's overall value will increase as the individual sub-account value increases and is distributed to contract owners as part of withdrawals of amounts in the form of surrenders, death benefits, transfers or annuity payments in excess of net purchase payments.
Note 8—Diversification Requirements
Under the provisions of Section 817(h) of the Code, a contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a variable contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. Each investment option is required to satisfy the requirements of Section 817(h). The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either the statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.
NNY intends that each of the investment options shall comply with the diversification requirements.
Regulatory Matters
State regulatory bodies, the SEC, the Financial Industry Regulatory Authority (“FINRA”), the Internal Revenue Service (“IRS”) and other regulatory bodies regularly make inquiries of NCNY and NNY and, from time to time, conduct examinations or investigations concerning our compliance with laws and regulations related to, among other things, our insurance and

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
broker-dealer subsidiaries, securities offerings and registered products. We endeavor to respond to such inquiries in an appropriate way and to take corrective action if warranted. It is believed that the outcome of any current known regulatory matters are not likely, either individually or in the aggregate, to have a material adverse effect on the financial condition of the Separate Account beyond the amounts already reported in these financial statements. However, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of regulatory investigations, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the results of operations or cash flows in particular annual periods.
Note 9—Mergers, Liquidations, and Name Changes
A.    Mergers
On January 20, 2020 the SA BlackRock Multi-Asset Income Portfolio –Class 1 Fund merged into Goldman Sachs Variable Insurance Trust (VIT) Government Money Market Fund.
On April 30, 2019, Neuberger Berman AMT Guardian Portfolio Class S merged into AMT Sustainable Equity Portfolio Class S.
B.    Liquidations
There were no liquidations in 2019 or 2020.
C.    Name Changes
Effective February 14, 2020, the Virtus Duff & Phelps International Series A Fund was renamed the Virtus SGA International Growth Series A Fund.
Effective May 1, 2020, the Federated Fund for U.S. Government Securities II Fund was renamed the Federated Hermes Fund for U.S. Government Securities II Fund.
Effective May 1, 2020, the Federated Government Money Fund II Fund was renamed the Federated Hermes Government Money Fund II Fund.
Effective May 1, 2020, the Federated High Income Bond Fund II Fund was renamed the Federated Hermes High Income Bond Fund II Fund.
Effective September 1, 2020, the Virtus Rampart Enhanced Core Equity Series A Fund was renamed the Virtus KAR Enhanced Core Equity Series A Fund.
Effective May 28, 2019, the Oppenheimer Capital Appreciation Fund/VA - Service Shares was renamed the Invesco Oppenheimer V.I. Capital Appreciation Fund.
Effective May 28, 2019, the Oppenheimer Global Fund/VA - Service Shares - Service Shares was renamed the Invesco Oppenheimer V.I. Global Fund.
Effective May 28, 2019, the Oppenheimer Main Street Small Cap Fund/VA - Service Shares was renamed the Invesco Oppenheimer V.I. Main Street Small Cap Fund.
Note 10—Covid
The Company is continuously monitoring the market and economic turbulence arising from COVID-19, which was declared a pandemic in March 2020 by the World Health Organization. The pandemic, along with efforts to slow and manage the spread of the virus, have resulted in unprecedented impacts on the economy; however, significant monetary support by the Federal Reserve has softened the impact of COVID-19 on capital markets. These conditions directly and indirectly affect the companies in which Nassau Life Insurance Company’s underlying Funds invests, which has impacted the valuation of the Fund. While capital markets have improved, the fundamental impacts of COVID-19 persist and will continue to do so until vaccines are widely

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
Note 10—Covid  (Continued)
available and administered. In light of the uncertainty as to the length or severity of this pandemic, the Company cannot reasonably estimate the full impact of the pandemic on Separate Account A at this time, although it could be material. To date Fund shares continue to be redeemed in the normal course of business at the current NAV.
Note 11—Subsequent Events
We have evaluated events subsequent to December 31, 2020 and through the financial statement issuance date. There were no subsequent events requiring disclosure.

Report of Independent Registered Public Accounting Firm
To the Board of Directors of Nassau Life Insurance Company
and Contract Owners of Nassau Life Variable Universal Life Account:
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of the sub-accounts listed in the Appendix that comprise Nassau Life Variable Universal Life Account (the Separate Account) as of December 31, 2020, the related statements of operations for the year or period then ended (as described in the Appendix), the statements of changes in net assets for each of the years or periods (as described in theAppendix) in the two-year period then ended, and the related notes including the financial highlights in Note 5 for each of the years or periods in the five-year period then ended (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of each sub-account as of December 31, 2020, the results of their operations for the year or period then ended, the changes in their net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Such procedures also included confirmation of securities owned as of December 31, 2020, by correspondence with the transfer agent of the underlying mutual funds. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
/s/ KPMG LLP
We have served as the auditor of one or more of the Nassau Insurance Group Holdings’ separate accounts since 2015.
Hartford, Connecticut
April 23, 2021

Appendix
Unless noted otherwise, statements of operations for the year then ended and statements of changes in net assets for each of the years in the two-year period ended December 31, 2020.
Alger Capital Appreciation Portfolio – Class I-2 Shares
AMT Sustainable Equity Portfolio – Class S (2)
Calvert VP S&P MidCap 400 Index Portfolio – Class I Shares
DWS Equity 500 Index VIP – Class A
DWS Small Cap Index VIP – Class A
Federated Hermes Fund for U.S. Government Securities II (1)
Federated Hermes Government Money Fund II – Service Shares (1)
Federated Hermes High Income Bond Fund II – Primary Shares (1)
Fidelity® VIP Contrafund® Portfolio – Service Class
Fidelity® VIP Growth Opportunities Portfolio – Service Class
Fidelity® VIP Growth Portfolio – Service Class
Fidelity® VIP Investment Grade Bond Portfolio – Service Class
Franklin Income VIP Fund – Class 2
Franklin Mutual Shares VIP Fund – Class 2
Goldman Sachs Variable Insurance Trust (VIT) Government Money Market Fund (3)
Guggenheim VT Long Short Equity Fund
Invesco Oppenheimer V.I. Capital Appreciation Fund (1)
Invesco Oppenheimer V.I. Global Fund (1)
Invesco Oppenheimer V.I. Main Street Small Cap Fund®(1)
Invesco V.I. American Franchise Fund – Series I Shares
Invesco V.I. Core Equity Fund – Series I Shares
Invesco V.I. Equity and Income Fund – Series II Shares
Invesco V.I. Mid Cap Core Equity Fund – Series I Shares
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio – Service Shares
Lord Abbett Series Fund Bond Debenture Portfolio – Class VC Shares
Lord Abbett Series Fund Growth and Income Portfolio – Class VC Shares
Lord Abbett Series Fund Mid Cap Stock Portfolio – Class VC Shares
Morningstar Aggressive Growth ETF Asset Allocation Portfolio – Class II
Morningstar Balanced ETF Asset Allocation Portfolio – Class II
Morningstar Growth ETF Asset Allocation Portfolio – Class II
Morningstar Income and Growth ETF Asset Allocation Portfolio – Class II
Neuberger Berman AMT Mid Cap Growth Portfolio – S Class
PIMCO CommodityRealReturn® Strategy Portfolio – Advisor Class
PIMCO Real Return Portfolio – Advisor Class
PIMCO Total Return Portfolio – Advisor Class
Rydex VT Inverse Government Long Bond Strategy Fund
Rydex VT Nova Fund
SA AB Growth Portfolio
SA Wellington Capital Appreciation Portfolio – Class 1
SA Wellington Government and Quality Bond Portfolio – Class 1
SA Wellington Multi-Asset Income Portfolio – Class 1
Templeton Developing Markets VIP Fund – Class 2
Templeton Foreign VIP Fund – Class 2
Templeton Growth VIP Fund – Class 2
TVST Touchstone Balanced Fund
TVST Touchstone Bond Fund
TVST Touchstone Common Stock Fund
TVST Touchstone Small Company Fund
Virtus SGA International Growth Series – Class A Shares (1)
Virtus Duff & Phelps Real Estate Securities Series – Class A Shares
Virtus KAR Capital Growth Series – Class A Shares
Virtus KAR Small-Cap Growth Series – Class A Shares
Virtus KAR Small-Cap Value Series – Class A Shares
Virtus Newfleet Multi-Sector Intermediate Bond Series – Class A Shares
Virtus KAR Enhanced Core Equity Series – Class A Shares (1)
Virtus Strategic Allocation Series – Class A Shares
Wanger International
Wanger Select
Wanger USA

(1) See Note 9 to the financial statements for the former name of the sub-account.
(2) Statement of changes in net assets for the year ended December 31, 2020 and for the period from April 30, 2019 (commencement of operations) to December 31, 2019.
(3) Statement of operations for the period from January 20, 2020 to December 31, 2020 and statement of changes in net assets for the period from January 20, 2020 to December 31, 2020.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
Nassau Life Insurance Company
One American Row
Hartford, Connecticut 06103-2899
1851 Securities, Inc.
One American Row
Hartford, Connecticut 06102
Underwriter
Independent Registered Public Accounting Firm
KPMG LLP
1 Financial Plaza 755 Main Street, 11th Floor
Hartford, CT 06103

Nassau Life Insurance Company
PO Box 22012
Albany, NY 12201-2012
Not insured by FDIC/NCUSIF or any federal government agency.
No bank guarantee. Not a deposit. May lose value.
Nassau Life Insurance Company
A member of The Nassau Companies of New York
www.nfg.com
OL4262 © 2020 The Nassau Companies of New York	12-20

Nassau Life
Insurance Company
(a wholly owned subsidiary of
The Nassau Companies of New York)
Statutory Financial Statements and
Supplemental Schedules
December 31, 2020, 2019 and 2018

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Table of Contents

i

Independent Auditors’ Report

The Board of Directors
Nassau Life Insurance Company:

We have audited the accompanying financial statements of Nassau Life Insurance Company, which comprise the statutory statements of admitted assets, liabilities, capital and surplus as of December 31, 2020 and 2019, and the related statutory statements of income and changes in capital and surplus, and cash flows for each of the years in the three-year period ended December 31, 2020, and the related notes to the statutory financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with statutory accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by Nassau Life Insurance Company using statutory accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles.

The effects on the financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the variances between statutory accounting practices and U.S. generally accepted accounting principles discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles paragraph, the financial statements referred to above do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of Nassau Life Insurance Company as of December 31, 2020 and 2019, or the results of its operations or its cash flows for each of the years in the three-year period ended December 31, 2020.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, capital and surplus of Nassau Life Insurance Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2020, in accordance with statutory accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 2.

Emphasis of Matter

As discussed in Note 1 and Note 20 to the financial statements, the financial statements give retroactive effect to the merger of Foresters Life Insurance and Annuity Company into Nassau Life Insurance Company on July 8, 2020 in a transaction accounted for as a statutory merger. Our opinion is not modified with respect to this matter.

Other Matter

Our audits were conducted for the purpose of forming an opinion on the financial statements as a whole. The supplementary information included in the Supplemental Schedules: Supplemental Schedule Summary of Investments – Other than Investments in Related Parties, Supplementary Insurance Information, and Supplementary Schedule – Reinsurance, is presented for purposes of additional analysis and is not a required part of the financial statements but is supplementary information required by the Securities and Exchange Commission. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audits of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, the information is fairly stated in all material respects in relation to the financial statements as a whole.

/s/ KPMG LLP

Hartford, Connecticut
April 16, 2021

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Statements of Admitted Assets, Liabilities, Capital and Surplus
(in thousands)

	As of December 31,
	2020	2019 [1]
Assets:
Bonds	$7,394,807	$8,089,866
Contract loans	2,472,236	2,441,726
Real estate, at depreciated cost	31,540	30,859
Preferred stock	66,459	95,933
Common stock	54,829	57,218
Mortgage loans	498,963	400,498
Cash, cash equivalents and short-term investments	151,011	117,696
Other invested assets	421,933	344,563
Receivables for securities	22,086	2,628
Total cash and invested assets	11,113,864	11,580,987
Deferred and uncollected premiums	62,806	68,103
Due and accrued investment income	148,894	158,448
Reinsurance recoverables	8,197	8,979
Deferred tax asset	38,523	59,272
Receivables from affiliates	4,166	10,789
Other assets	29,139	11,576
Separate account assets	2,616,179	2,560,760
Total assets	$14,021,768	$14,458,914

Liabilities:
Reserves for future policy benefits	9,833,238	10,084,027
Policyholders’ funds	448,168	452,988
Dividends to policyholders	105,907	127,878
Policy benefits in course of settlement	193,607	133,523
Amounts payable on reinsurance	19,429	16,570
Accrued expenses and general liabilities	87,404	72,549
Current federal and foreign income tax	—	26,128
Reinsurance funds withheld liability	208,043	223,290
Interest maintenance reserve (“IMR”)	108,703	100,226
Transfers to (from) separate account due and accrued	(33,517)	(34,029)
Asset valuation reserve (“AVR”)	139,269	160,684
Purchase price payable and merger adjustments	—	205,858
Separate account liabilities	2,616,179	2,560,760
Total liabilities	13,726,430	14,130,452

Capital and surplus:
Common stock, $1,000 par value (10,000 shares authorized; 10,000 shares issued and outstanding)	10,000	10,000
Paid-in surplus	254,832	254,832
Surplus notes	126,339	126,313
Special surplus funds	2,500	2,500
Unassigned surplus	(98,333)	(65,183)
Total surplus	295,338	328,462
Total liabilities, capital and surplus	$14,021,768	$14,458,914
———————
[1]Amounts for 2019 have been restated for the merger of Nassau Life Insurance Company with Foresters Life and Annuity Company.

The accompanying notes are an integral part of these financial statements.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Statements of Income and Changes in Capital and Surplus
(in thousands)

	For the Years Ended December 31,
	2020	2019 [1]	2018 [1]
Income:
Premium and annuity considerations	$305,951	$369,123	$529,986
Net investment income	573,404	601,375	630,123
Commissions and expense allowances on reinsurance ceded	13,795	13,239	13,191
Reserve adjustments on reinsurance ceded	(218,559)	(220,371)	(254,682)
Fees associated with separate account and other miscellaneous income	84,030	92,291	104,725
Total income	758,621	855,657	1,023,343

Current and future benefits:
Death benefits	533,380	476,843	453,083
Disability and health benefits	2,323	3,502	4,345
Annuity benefits and matured endowments	23,224	19,761	17,762
Surrender benefits	401,083	454,892	368,946
Interest on policy or contract funds	10,090	13,821	13,888
Settlement option payments	10,225	10,141	10,032
Net transfers to (from) separate accounts, net of reinsurance	(159,521)	(165,927)	(75,720)
Change in reserves for future policy benefits and policyholders’ funds	(250,251)	(212,939)	(80,353)
Total current and future benefits	570,553	600,094	711,983

Operating expenses:
Direct commissions	4,773	8,788	14,165
Commissions and expense allowances on reinsurance assumed	2,023	4,366	11,432
Premium, payroll and miscellaneous taxes	9,306	8,535	11,466
Other operating expenses	120,802	125,463	93,766
Total operating expenses	136,904	147,152	130,829
Net gain (loss) from operations before dividends and federal income taxes	51,164	108,411	180,531
Dividends to policyholders	60,967	87,430	78,308
Net gain from operations after dividends and before federal income taxes	(9,803)	20,981	102,223
Federal and foreign income tax expense (benefit)	(38,902)	14,854	776
Net gain from operations before realized capital gains (losses)	29,099	6,127	101,447
Realized capital gains (losses), net of income taxes and IMR	(40,813)	(6,580)	(992)
Net income (loss)	(11,714)	(453)	100,455

Changes in capital and surplus:
Change in unrealized capital gains (loss), net of tax	(6,621)	14,950	24,872
Change in deferred income taxes	(7,851)	14,838	(16,024)
Change in non-admitted assets	(10,484)	(10,782)	21,583
Change in asset valuation reserve	21,414	1,294	4,128
Change in surplus notes	26	26	26
Dividends to stockholder	—	(60,000)	(65,000)
Other surplus changes, net	(13,796)	(11,157)	(3,761)
Merger adjustments	(4,098)	(32,328)	(120,451)
Capital contribution	—	17,000	—
Net increase (decrease) in capital and surplus	(33,124)	(66,612)	(54,172)
Capital and surplus, beginning of year	328,462	395,074	449,246
Capital and surplus, end of year	$295,338	$328,462	$395,074
———————
[1]Amounts for 2019 and 2018 have been restated for the merger of Nassau Life Insurance Company with Foresters Life and Annuity Company.

The accompanying notes are an integral part of these financial statements.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Statements of Cash Flows
(in thousands)

	For the Years Ended December 31,
	2020	2019 [1]	2018 [1]
Cash provided by (used for) operations:
Premiums	$386,925	$450,593	$609,853
Investment and other income	615,274	635,718	638,225
Claims and benefits	(1,133,784)	(1,206,933)	(1,060,120)
Dividends paid	(123,147)	(117,317)	(122,812)
Commissions and other expenses	(116,323)	(137,648)	(173,825)
Net transfers from separate accounts	159,392	161,516	76,812
Federal income taxes recovered (paid)	(9,343)	(484)	(40,063)
Net cash provided by (used for) operations	(221,006)	(214,555)	(71,930)

Cash provided by (used for) investments:
Proceeds from sales, maturities and repayments of bonds	1,767,322	1,142,164	1,435,323
Proceeds from sales, maturities and repayments of stocks	61,027	95,822	42,467
Proceeds from sales, maturities and repayments of other invested assets	32,377	450,797	100,771
Proceeds from sales, maturities and repayments of other investments	21,281	9,934	2,197
Cost of bonds acquired	(1,160,128)	(1,051,817)	(1,422,986)
Cost of stocks acquired	(241,290)	(59,117)	(42,257)
Cost of mortgage loans acquired	(106,217)	(136,520)	(181,174)
Cost of other invested assets acquired	(72,653)	(170,339)	(80,027)
Cost of other investments acquired	(3,252)	(2,969)	(1,775)
Net decrease (increase) in contract loans	(30,510)	(9,356)	7,396
Net cash provided by (used for) investments	267,957	268,599	(140,065)

Cash provided by (used for) financing and miscellaneous sources:
Capital and paid-in surplus	—	17,000	—
Net deposits (withdrawals) of deposit-type contracts	(11,916)	(29,770)	(10,903)
Dividends to stockholder	—	(60,000)	(65,000)
Other cash provided (applied)	(1,720)	24,201	(4,779)
Net cash provided by (used for) financing and miscellaneous uses	(13,636)	(48,569)	(80,682)
Net increase (decrease) in cash and short-term investments	33,315	5,475	(292,677)
Cash and short-term investments, beginning of year	117,696	112,221	404,898
Cash and short-term investments, end of year	$151,011	$117,696	$112,221
———————
[1]Amounts for 2019 and 2018 have been restated for the merger of Nassau Life Insurance Company with Foresters Life and Annuity Company.

The accompanying notes are an integral part of these financial statements.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements
(in thousands except where noted in millions)

1.     Description of Business

Phoenix Mutual Life Insurance Company was organized in Connecticut in 1851. In 1992, in connection with its merger with Home Life Insurance Company, the Company re-domiciled to New York and changed its name to Phoenix Home Life Mutual Insurance Company, or Phoenix Home Life. On June 25, 2001, the effective date of its demutualization, Phoenix Home Life converted from a mutual life insurance company to a stock life insurance company, became a wholly owned subsidiary of The Phoenix Companies, Inc. (“Phoenix”), a publicly owned holding company traded on the New York Stock Exchange, and changed its name to Phoenix Life Insurance Company (“PLIC”). As a result of this conversion, PLIC stopped writing traditional participating life insurance business. PLIC also established a closed block (the “Closed Block”) of existing in-force traditional participating life insurance business to protect the future dividends of these policyholders.

On June 20, 2016, Nassau Insurance Group Holdings L.P. (“Nassau” or “Nassau Re”) completed its acquisition of the Nassau Companies of New York (“NCNY” or the “Parent”) after receipt of insurance regulatory approvals from the Connecticut Insurance Department and the New York Department of Financial Services (“NYDFS” or the “Department”). Founded in April 2015, Nassau Re is a privately held insurance and reinsurance business focused on building a franchise across the insurance value chain. Effective March 31, 2019, Nassau Insurance Group Holdings, L.P. (formerly known as Nassau Reinsurance Group Holdings L.P.) contributed NCNY to The Nassau Companies.

Effective October 10, 2018, PLIC changed its name to Nassau Life Insurance Company (“NNY” or the “Company”). Effective November 13, 2018, the Company’s Parent, The Phoenix Companies, Inc. (“Phoenix”), changed its name to The Nassau Companies of New York. The financial statements of NNY are presented on the basis of accounting practices prescribed or permitted by the NYDFS.

On July 1, 2020, NNY completed its acquisition of 100% of the outstanding common stock of Foresters Life Insurance and Annuity Company (“FLIAC” or “Foresters”) and Foresters Financial Holding Company, Inc. from The Independent Order of Foresters, after receipt of insurance regulatory approval by the NYDFS. Effective July 8, 2020, FLIAC merged into NNY pursuant to a merger agreement with NNY as the surviving entity. In accordance with SSAP No. 68, Business Combinations and Goodwill, the acquisition was treated as a statutory merger. Under the statutory merger method of accounting, the former statutory bases of accounting for FLIAC were retained, and the accounts of NNY were restated to include the accounts of FLIAC. FLIAC is a provider of life insurance and annuity products with more than 100,000 policyholders throughout the United States and over $2.6 billion in assets. This acquisition provides scale benefits to the Company and supports continued focus on building the Nassau franchise.

NNY is a provider of life insurance and annuity products. The Company’s life insurance products include whole life, universal life, variable universal life, variable life and other insurance products. NNY offers single-life and multiple-life products. Most of the Company’s whole life policies were written prior to the demutualization and are part of the Closed Block. The Company also offers annuity products including both deferred and immediate varieties. Deferred annuities accumulate for a number of years before periodic payments begin and enable the contract owner to save for retirement and provide options that protect against outliving assets during retirement. Immediate annuities are purchased by means of a single lump sum payment and begin paying periodic income within the first year.

As is customary in the life insurance industry, the reinsurance program is designed to protect against adverse mortality experience generally and to reduce the potential loss from a death claim on any one life. Risk is ceded to other insurers under various agreements that cover life insurance policies. The amount of risk ceded depends on an evaluation of the specific risk and applicable retention limits.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
The Company is continuously monitoring the market and economic turbulence arising from COVID-19, which was declared a pandemic in March 2020 by the World Health Organization. The pandemic, along with efforts to slow and manage the spread of the virus, have resulted in unprecedented impacts on the economy; however, significant monetary support by the Federal Reserve has softened the impact of COVID-19 on capital markets. The Company has seen COVID-19 impacts on mortality in its life business as well as the investment portfolio, including lower net investment income and impairment losses on certain fixed maturity investments. However, it is still too early for the Company to fully assess the impact of the pandemic on long-term policyholder behavior and underwriting risks and the long-term impact on the Company’s investments. While capital markets have improved, the fundamental impacts of COVID-19 persist and will continue to do so until vaccines are widely available and administered. In light of the uncertainty as to the length or severity of this pandemic, the Company cannot reasonably estimate the full impact of the pandemic on its operations and financial statements at this time, although it could be material.

2.    Summary of Significant Accounting Policies

Basis of presentation

The significant accounting policies, which are used by NNY in the preparation of the statutory financial statements, are described below.

These financial statements are prepared on the basis of accounting practices (“STAT”) prescribed or permitted by the NYDFS. These practices are predominately promulgated by the National Association of Insurance Commissioners (the “NAIC”).

These practices differ from accounting principles generally accepted in the United States of America (“U.S. GAAP”). The major differences from U.S. GAAP practices are as follows:

•The costs related to acquiring business, principally commissions and certain policy issue expenses, are charged to income in the year incurred for STAT and are capitalized as deferred acquisition costs (“DAC”) and then amortized for U.S. GAAP.
•Statutory concepts such as non-admitted assets, asset valuation reserve and interest maintenance reserve are recognized only for STAT.
•Bonds are primarily carried at amortized cost for STAT and at fair value for U.S. GAAP.
•For certain deposit-type contracts in the accumulation stage and for annuity products, deposits are reported as annuity considerations (a revenue item) for statutory reporting, while U.S. GAAP reports these as deposits via the balance sheet.
•For STAT, wholly owned subsidiaries are not consolidated, but subsidiary earnings and losses and other changes in capital and surplus are accounted for as unrealized gains and losses. Dividends received from subsidiaries are treated as investment income. For U.S. GAAP, results of wholly owned subsidiaries are consolidated.
•Under STAT, for universal life, variable life, interest sensitive life, variable universal life policies and variable annuity contracts, premiums or deposits are recognized as revenue and withdrawals are recognized as surrender benefits. Benefits, losses and related expenses are matched with premiums over the related contract periods. For U.S. GAAP, amounts received as payments for universal life, variable life, variable universal life and other investment-type contracts are considered deposits and are not included in premiums. Withdrawals taken from these contracts are generally considered returns of policyholder account balances and are not included in surrender benefits for U.S. GAAP.
•Statutory reserves are based on different assumptions than they are under U.S. GAAP.
•For STAT, the cost of employee pension benefits, including prior service costs, is recognized as the employer contributions are made to fund the costs.
•Assets and liabilities are reported net of reinsurance balances for STAT and gross for U.S. GAAP.
•Surplus notes issued by the Company are recorded as a component of surplus for STAT and as debt for U.S. GAAP.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
•The statutory provision for federal income taxes represents estimated amounts currently payable based on taxable income or loss reported in the current accounting period as well as changes in estimates related to prior year taxes. Deferred income taxes are provided in accordance with Statement of Statutory Accounting Principles (“SSAP”) No. 101, Income Taxes, a Replacement of SSAP No. 10R and SSAP No. 10, and changes in deferred income taxes are recorded through surplus. SSAP 101 adopts the U.S. GAAP valuation allowance standard and also limits the recognition of deferred tax assets (“DTAs”) based on certain admissibility criteria. The U.S. GAAP provision would include a provision for taxes currently payable as well as deferred taxes, both of which would be recorded in the income statement. Under SSAP 101, in conjunction with SSAP 5R as modified to replace the “probable” standard with a “more likely than not” standard, companies must establish a liability related to uncertain tax positions where management determines that it is more likely than not a claimed tax benefit would not be sustained if audited. SSAP 101 specifically rejects the corresponding U.S. GAAP guidance. For U.S. GAAP, the Company accounts for income taxes in accordance with ASC 740, Accounting for Income Taxes. Income tax expense or benefit is recognized based upon amounts reported in the financial statements and the provisions of currently enacted tax laws. Deferred tax assets and/or liabilities are determined by multiplying the differences between the financial reporting and tax reporting bases for assets and liabilities by the enacted tax rates expected to be in effect when such differences are recovered or settled. Valuation allowances on deferred tax assets are recorded to the extent that management concludes that it is more likely than not that an asset will not be realized. We assess all significant tax positions to determine if a liability for an uncertain tax position is necessary and, if so, the impact on the current or deferred income tax balances.
•merged entities’ financial statements are restated as if the merger occurred at the beginning of the earliest period presented; and
•acquired entities are carried at statutory book value with the difference between purchase price and book value recorded directly against statutory surplus.

Pursuant to Interpretation of the Statutory Principles Working Group (INT) 20-10, non-conforming credit tenant loans (“CTLs”) that are filed with the NAIC Securities Valuation Office (“SVO”) by February 15, 2021 are permitted to be reported as long-term bonds for the year ended December 31, 2020. As these permitted practices are promulgated by the NAIC, they are not NYDFS permitted practices. However, per INT 20-10, any such non-conforming CTLs shall be disclosed as a permitted practice with two separate entries that detail non-conforming CTLs that were reported as long-term bonds on one line, and non-conforming CTLs that were not reported as other invested assets on a separate line within the table detailing practices prescribed and permitted.

For the year ended December 31, 2020, the Company had 44 non-conforming CTLs reported as long-term bonds in accordance with the limited time exception provided in INT 20-10. As the SVO-issued designations have not yet been received, these CTLs were reported with credit provider ratings that reflected equivalent NAIC-1 designations for 42 of these securities with two reported with NAIC-2 designations. The net impact of this provision to statutory surplus is zero as shown in the table below:

Surplus	SSAP #	2020

NNY state basis		$295,338
NAIC permitted practice:
Bonds	43R	79,505
Other invested assets	21R	(79,505)
NAIC SAP		$295,338

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results will differ from those estimates. Significant estimates and assumptions are made in the determination of insurance and contractholder liabilities, income taxes, contingencies and valuation allowances for invested assets are discussed throughout the Notes to Statutory Financial Statements. To be consistent with the current year presentation, certain prior year reclassifications have been made.

Recent accounting pronouncements

In 2020, the NAIC adopted substantive revisions to SSAP No. 32 Preferred Stock and the corresponding Issue Paper, which update the statutory definition of preferred stock and clarify the measurement and impairment guidance for investments in preferred stock pursuant to the overall objectives of the NAIC’s investment classification project. The revisions are effective January 1, 2021 and the Company is assessing the potential impact of the pronouncement.

The Company did not adopt any accounting standards during 2020 that had a material impact on these financial statements.

Going concern

Management has evaluated the Company’s ability to continue as a going concern and concluded that there is not substantial doubt about the Company’s ability to continue as a going concern.

Liquidity and regulatory capital requirements

NCNY serves as the holding company for NNY and does not have any significant operations of its own. In addition to existing cash and securities, the holding company’s primary source of liquidity consists of dividends from NNY. Dividends to the Parent from NNY are limited under the insurance company laws of New York.

NNY is required to report RBC under the insurance company laws of New York. RBC is based on a formula calculated by applying factors to various assets, premium and statutory reserve items taking into account the risk characteristics of the insurer, including asset risk, insurance risk, interest rate risk and business risk. The insurance laws give the states explicit regulatory authority to require various actions by, or take various actions against, insurers whose total adjusted capital does not exceed certain RBC levels. NNY has RBC ratios in excess of the minimum levels required by the applicable insurance regulations.

NCNY committed to its insurance regulator to maintain NNY’s Company Action Level RBC at or above 300% and its surplus to policyholder reserves ratio (excluding separate accounts) at or above 3.5% through 2023. As of December 31, 2020, RBC was in excess of 300%, but the surplus to policyholder reserves ratio was 3.19%. A lower surplus to policyholder reserves ratio was expected, and is primarily due to the acquisition of FLIAC. The difference in surplus between the current ratio and a 3.5% ratio is approximately $30 million.

In addition to the statutory limitations on paying dividends, the Company also considers the level of statutory capital and RBC of the entity and other liquidity requirements.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
New York Insurance Law allows a domestic stock life insurer to distribute an ordinary dividend where the aggregate amount of such dividend in any calendar year does not exceed the greater of 10% of its surplus to policyholders as of the immediately preceding calendar year or its net gain from operations for the immediately preceding calendar year, not including realized capital gains, not to exceed 30% of its surplus to policyholders as of the immediately preceding calendar year. The foregoing ordinary dividend can only be paid out of earned surplus, which is defined as an insurer’s positive unassigned funds, excluding 85% of the change in net unrealized gains or losses less capital gains tax for the preceding year. Under this section, an insurer cannot distribute an ordinary dividend in the calendar year immediately following a calendar year for which the insurer’s net gain from operations, not including realized capital gains, was negative. If a company does not have sufficient positive earned surplus to pay an ordinary dividend, an ordinary dividend can still be paid where the aggregate amount is the lesser of 10% of its surplus to policyholders as of the immediately preceding calendar year or its net gain from operations for the immediately preceding calendar year, not including realized capital gains. Based on this calculation, NNY has the capacity to pay dividends of $25.3 million in 2021. During the year ended December 31, 2020, NNY did not declare or pay any dividends to its Parent.

NNY may have less flexibility to pay dividends to the parent company if the Company experiences declines in either statutory capital or RBC in the future. As a result of Nassau’s acquisition of the Company, Nassau committed to the NYDFS that it would seek prior approval for any dividends paid by NNY for a period of seven years.

Investments

Investments are recognized in accordance with methods prescribed by the NAIC.

Investments in bonds include public and private placement bonds and mortgage-backed securities. Bonds with an NAIC designation of 1-5 are carried at amortized cost using the interest method while those with an NAIC designation of 6 are carried at the lower of amortized cost or fair value. Mortgage-backed and structured securities are assigned an NAIC designation in accordance with SSAP No. 43R, Loan-Backed and Structured Securities. Amortized cost for mortgage-backed and structured securities is determined using the interest method, utilizing anticipated cash flows based upon prepayment assumptions. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and any resulting adjustment is included in net investment income. Amortization is adjusted for significant changes in estimated cash flows from the original purchase assumptions.

Redeemable and non-redeemable preferred stock that has a NAIC designation of 1-3 is stated at amortized cost. Those with a designation of 4-6 are carried at the lower of amortized cost or fair value.

Common stock is carried at fair value.

Mortgage loans on real estate are carried at the outstanding principal balance, less any allowances for credit losses.

Contract loans are generally reported at their unpaid balances and are collateralized by the cash values of the related policies.

Short-term investments and cash equivalents are carried at amortized cost. NNY considers highly liquid investments purchased between ninety days and one year of maturity to be short-term investments and highly liquid investments purchased ninety days or less of maturity to be cash equivalents.

Other invested assets primarily include ownership interests in limited partnerships and limited liability companies. Interests in limited partnerships and limited liability companies are carried at cost adjusted for NNY’s equity in undistributed earnings or losses since acquisition, less allowances for other-than-temporary declines in value, based upon audited financial statements in accordance with SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies. Recognition of net investment income occurs when cash distributions of income are received.

Investments in affiliates represent direct and indirect ownership in the common stock of subsidiaries.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Home office real estate is generally valued at depreciated cost. Depreciation of real estate is calculated using the straight-line method over the estimated lives of the assets (generally 40 years).

Realized capital gains and losses on investments are determined using the first-in, first-out method. Those realized capital gains and losses resulting from interest rate changes are deferred and amortized to income over the stated maturity of the disposed investment utilizing the Interest Maintenance Reserve (“IMR”) Grouped Method. Unrealized capital gains and losses, resulting from changes in the difference between cost and the carrying value of investments, are reflected in the Statements of Income and Changes in Capital and Surplus.

The Company’s accounting policy requires that a decline in the value of a bond or equity security below its cost or amortized cost basis be assessed to determine if the decline is other-than-temporary. In addition, for securities expected to be sold, an other-than-temporary impairment (“OTTI”) charge is recognized if the Company does not expect the fair value of a security to recover to its cost or amortized cost basis prior to the expected date of sale.

Securities that are in an unrealized loss position are reviewed at least quarterly to determine if an OTTI is present based on certain quantitative and qualitative factors. The primary factors considered in evaluating whether a decline in value for securities not subject to SSAP 43R is other-than-temporary include: (a) the length of time and the extent to which the fair value has been less than cost or amortized cost, (b) changes in the financial condition, credit rating and near-term prospects of the issuer, and (c) whether the debtor is current on contractually obligated payments.

For securities that are not subject to SSAP 43R, if the decline in value of a bond or equity security is other-than-temporary, a charge is recorded in net realized capital losses equal to the difference between the fair value and cost or amortized cost basis of the security. Impairment losses are recorded through the IMR.

For certain securitized financial assets with contractual cash flows (including asset-backed securities), SSAP 43R requires the Company to periodically update its best estimate of cash flows over the life of the security. If management determines that its best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment are less than its amortized cost, then an OTTI charge is recognized equal to the difference between the amortized cost and the Company’s best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment. The Company’s best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment becomes its new cost basis. Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third party sources along with certain internal assumptions and judgments regarding the future performance of the underlying collateral. As a result, actual results may differ from estimates. In addition, if the Company does not have the intent and ability to hold a security subject to the provisions of SSAP 43R until the recovery of value, the security is written down to fair value.

Loans are occasionally restructured in a troubled debt restructuring. These restructurings generally include one or more of the following: full or partial payoffs outside of the original contract terms; changes to interest rates; extensions of maturity; or additions or modifications to covenants. When restructurings occur, they are evaluated individually to determine whether the restructuring or modification constitutes a “troubled debt restructuring” as defined by authoritative accounting guidance. In a troubled debt restructuring where the Company receives assets in full or partial satisfaction of the debt, any specific valuation allowance is reversed and a direct write down of the loan is recorded for the amount of the allowance and any additional loss, net of recoveries, or any gain is recorded for the difference between the fair value of the assets received and the recorded investment in the loan. Any remaining loan is evaluated prospectively for impairment. When a loan is restructured in a troubled debt restructuring, the impairment of the loan is remeasured using the modified terms and the loan’s original effective yield and the allowance for loss is adjusted accordingly. Subsequent to the modification, income is recognized prospectively based on the modified terms of the loans.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Derivatives

Interest Rate Swaps

An interest rate swap is an agreement between two parties to exchange cash flows in the future. Typically, one of the cash flow streams is based on a fixed interest rate set at the inception of the contract, and the other is a floating rate indexed to a reference rate that resets periodically. At the outset of the contract, generally, there is neither an exchange of cash nor a payment of principal by the parties; hence the term “notional principal.” At each settlement date, the fixed and floating interest rates times the notional principal determine the cash flows to be exchanged, and the resulting net payment amount between these interest cash flows is made from one party to the other.

The Company uses interest rate swaps to hedge against market risks in assets or liabilities from substantial changes in interest rates. In an interest rate swap, the Company agrees with another party (referred to as the counterparty) to exchange cash flows at specified intervals for a set length of time, based on the specified notional principal amount.

The Company uses interest rate swaps to hedge exposure to changes in interest rates. The Company uses interest rate swaps to manage interest rate exposure to certain floating rate available-for-sale debt securities where the terms or expected cash flows of the hedged item closely match the terms or expected cash flows of the swap.

The Company values qualified hedges at cost and changes in the value of these hedges are reflected directly through net investment income. For interest rate swaps used to hedge the cash flow variability or reinvestment risks associated with asset purchases, the impact is reflected through net investment income as the difference between income between bond coupons and swap payments.

The Company had no net gain or loss recognized in unrealized gains (losses) during the reporting period resulting from derivatives that no longer qualify for hedge accounting.

The Company had derivatives accounted for as cash flow hedges of forecasted transaction.

The Company had no derivative contracts with financing premiums.

Net investment income

Net investment income primarily represents interest and dividends received or accrued on bonds, common and preferred stock, short-term investments, mortgage loans and real estate. It also includes amortization of any purchase premium or discount using the interest method, adjusted retrospectively for any change in estimated yield-to-maturity. For partnership investments, income is earned when cash distributions of income are received. Investment income due and accrued that is deemed uncollectible is charged against net investment income in the period such determination is made, while investment income greater than 90 days past due is non-admitted and charged directly to surplus. There was $1.2 million and $0.9 million due and accrued investment income non-admitted at December 31, 2020 and 2019, respectively.

Non-admitted assets

In accordance with regulatory requirements, certain assets, including certain receivables, certain investments in limited liability companies, certain deferred tax assets, prepaid expenses and furniture and equipment, are not allowable and must be charged against surplus and are reported in the Statements of Income and Changes in Capital and Surplus. Total non-admitted assets at December 31, 2020 and 2019 were $74.9 million and $64.4 million, respectively. Changes for the years ended December 31, 2020, 2019 and 2018 increased (decreased) surplus by $10.5 million, $(10.8) million and $21.6 million, respectively.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Separate accounts

Separate account assets and liabilities are funds maintained in accounts to meet specific investment objectives of contractholders who bear the investment risk. Investment income and investment gains and losses accrue directly to such contractholders. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of NNY. The assets are carried at fair value and the liabilities are set equal to the assets. Net investment income and realized investment gains and losses for these accounts are excluded from revenues, and the related liability increases are excluded from benefits and expenses. Amounts assessed to the contractholders for management services are included in revenues.

Appreciation or depreciation of NNY’s interest in the separate accounts, including undistributed net investment income, is reflected in net investment income. Contractholders’ interests in net investment income and realized and unrealized capital gains and losses on separate account assets are not reflected in net income.

NNY’s separate account products include variable annuities and variable life insurance contracts. Many of NNY’s contracts offer various guaranteed minimum death, accumulation, withdrawal and income benefits. The Company currently reinsures a significant portion of the death benefit guarantees associated with its in-force block of business. Reserves for the guaranteed minimum death, accumulation, withdrawal and income benefits are determined in accordance with Valuation Method 21 (“VM-21”).

Insurance liabilities

Benefit and loss reserves, included in reserves for future policy benefits, are established in amounts adequate to meet estimated future obligations on policies in force. Benefits to policyholders are charged to operations as incurred.

Reserves for future policy benefits are determined using assumed rates of interest, mortality and morbidity consistent with statutory requirements. Most life insurance reserves for which the 1958 CSO and 1980 CSO mortality tables are used as the mortality basis are determined using a modified preliminary term reserve method. The net level premium method is used in determining life insurance reserves based on earlier mortality tables. For certain products issued on or after January 1, 2000, NNY adopted the 20 year select factors in the NAIC Valuation of Life Insurance Policies Model Regulation for both the basic and the deficiency reserve, and NNY’s X factors for the deficiency reserve. Annuity reserves principally use Actuarial Guideline (“AG”) 33 and NYDFS Insurance Regulation 213 (“Reg 213”) to calculate reserve balances. AG33 uses prescribed methods and assumptions to determine the minimum statutory reserves. Reg 213, which was effective beginning in 2020, requires that reserves for contracts are based on the greater of the Standard Scenario Amount (SSA) and theVM-21 reserve, which uses stochastic projections under company and prescribed assumptions to determine the final reserve. The Company holds reserves greater than those developed under the minimum statutory reserving rules when it is determined that the minimum statutory reserves are inadequate. Actual results could differ from these estimates and may result in the establishment of additional reserves. The Company monitors actual experience and, where circumstances warrant, revises assumptions and the related estimates for policy reserves.

As of December 31, 2020, the Company calculated its reserves for variable annuity products under Reg 213 with the SSA exceeding the VM-21 reserve. As of December 31, 2019, the Company calculated its reserves for variable annuity products under the SSA of AG43, which exceeded the Conditional Tail Expectation Amount (CTE) scenario.

Claim and loss liabilities, included in reserves for future policy benefits, are established in amounts estimated to cover incurred losses. These liabilities are based on individual case estimates for reported losses and estimates of unreported losses based on past experience.

Fees associated with separate accounts and other miscellaneous income

Fees consist of contract charges assessed against the fund values and are recognized, when earned.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Premium income and related expenses

Generally, premium income and annuity consideration for fixed payment policies are recognized as income when due and premium income and annuity considerations for variable payment policies or contracts is recognized as income when paid. Related underwriting expenses, commissions and other costs of acquiring the policies and contracts are charged to operations as incurred. For certain deposit-type variable contracts in the accumulation stage, NNY reports deposits as revenues and withdrawals as benefits. This method of reporting applies to deposits and withdrawals for both general account activity and transfers to/from the separate accounts.

Stockholder dividends

During 2020, 2019 and 2018, the Company paid cash dividends of $0, $60.0 million and $65.0 million, respectively, to its Parent. 2018 included $5.0 million of dividends paid by FLIAC to its former parent.

Reinsurance

NNY utilizes reinsurance agreements to provide for greater diversification of business, allow management to control exposure to potential losses arising from large risks and provide additional capacity for growth. Reinsurance arrangements do not relieve the Company as primary obligor for policyholder liabilities.

Assets and liabilities related to reinsurance ceded contracts are reported on a net basis.

Policyholder dividends

Certain life insurance policies contain dividend payment provisions that enable the policyholder to participate in the earnings of NNY. The amount of policyholder dividends to be paid is determined annually by NNY’s Board of Directors. The aggregate amount of policyholder dividends is related to the actual interest, mortality, morbidity and expense experience for the year and NNY’s judgment as to the appropriate level of statutory surplus to be retained (see Note 3 – “Significant Transactions, Closed Block”).

Income taxes

The Company is included in the consolidated federal income tax return of NCNY and its subsidiaries. The method of allocation among affiliates of the Company is subject to written agreement approved by the Board of Directors and based upon separate return calculations with current credit for net losses to the extent the losses provide a benefit in the consolidated tax return.

Deferred income taxes result from temporary differences between the tax basis of assets and liabilities and their recorded amounts for financial reporting purposes. Deferred tax assets are admitted in accordance with the admissibility test prescribed by SSAP 101. The change in deferred tax is recorded as a component of surplus.

Employee benefit plans

NCNY sponsors a non-contributory, qualified defined benefit pension plan (“Pension Plan”). Retirement benefits are a function of both years of service and level of compensation. NCNY also sponsors a non-qualified supplemental defined benefit plan (“Supplemental Plan”) to provide benefits in excess of amounts allowed pursuant to the Internal Revenue Code. NCNY’s funding policy is to contribute annually an amount equal to at least the minimum required contribution in accordance with minimum funding standards established by the Employee Retirement Income Security Act of 1974 (“ERISA”). NCNY also provides certain health care and life insurance benefits for active employees.

The Company participates in the Pension Plan and Supplemental Plan. For purposes of statutory accounting, the Company has no legal obligation for benefits under these plans. The Company’s share of net expenses for these plans was $7.2 million, $5.7 million and $8.4 million for 2020, 2019 and 2018, respectively.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Nassau Re employees are covered by a qualified defined contribution plan sponsored by NCNY. NCNY’s match percentage is dollar for dollar to a maximum of 5% of eligible 401(k) earnings. The Company’s contribution for the plan was $1.0 million, $1.1 million and $0.8 million for 2020, 2019 and 2018, respectively.

The Company historically provided certain other postretirement benefits to retired employees through a plan sponsored by NCNY. For purposes of statutory accounting, the Company has no legal obligation for benefits under this plan. The Company had net benefits of $0, $0.2 million and $18.6 million for 2020, 2019 and 2018, respectively. 2018 included the impact from a curtailment of benefits.

Applicable information regarding the actuarial present value of vested and non-vested accumulated plan benefits and the net assets of the plans available for benefits is omitted, as the information is not separately calculated for NNY’s participation in the plans. NCNY, the plan sponsor, establishes an accrued liability and charges any applicable employee benefit expenses to NNY through a cost allocation process. Effective March 31, 2010, all benefit accruals under the funded and unfunded defined benefit plans were frozen.

Surplus

The portion of unassigned surplus represented or (reduced) by cumulative unrealized gains (losses) was $7.4 million, $56.9 million and $97.8 million as of December 31, 2020, 2019 and 2018, respectively.

Pursuant to SSAP No. 72, Surplus and Quasi-Reorganizations, in accordance with the change in control discussed in Footnote 1, the Company reclassified its negative unassigned surplus balance of $896.9 million to gross paid-in and contributed surplus as of June 30, 2016, which had the effect of setting the Company’s statutory unassigned surplus to zero as of this date. This change in accounting was approved by the NYDFS. This change had no immediate impact on dividend capacity and no impact to risk based capital.

Non-cash items

The Statements of Cash Flows exclude non-cash items, such as the following:

•Non-cash investment transactions, such as tax-free exchanges;
•Accretion of amortization or accrual of discount for investments;
•Depreciation expense;
•Modified coinsurance (“MODCO”) reinsurance adjustments, including inception ceded/assumed premium amounts; and
•Accruals of capital contributions approved by the domiciliary commissioner.

The Statements of Cash Flows exclude the following significant non-cash items for the years ended December 31, 2020, 2019 and 2018:

•$68.2 million, $82.7 million and $79.7 million of non-cash investment exchanges as of December 31, 2020, 2019 and 2018, respectively.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
3.    Significant Transactions

Closed block

On the date of demutualization, NNY established the closed block for the benefit of holders of certain individual participating life insurance policies and annuities of NNY for which NNY had a dividend scale payable at the time of demutualization. Assets were allocated to the closed block in an amount that will produce cash flows which, together with anticipated revenues from the policies included in the closed block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies. This includes, but is not limited to, provisions for the payment of claims and certain expenses and taxes, and to provide for the continuation of policyholder dividend scales in effect at the time of demutualization, if the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if such experience changes. The closed block assets, the cash flows generated by the closed block assets and the anticipated revenues from the policies in the closed block will benefit only the holders of the policies in the closed block. To the extent that, over time, cash flows from the assets allocated to the closed block and claims and other experience related to the closed block are, in the aggregate, more or less favorable than what was assumed when the closed block was established, total dividends paid to closed block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect at the time of demutualization had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to closed block policyholders and will not be available to stockholders. If the closed block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the closed block. The closed block will continue in effect as long as any policy in the closed block remains in force.

The excess of closed block liabilities over closed block assets at the effective date of the demutualization represents the estimated maximum future earnings from the closed block expected to result from operations attributed to the closed block after income taxes. Earnings of the closed block are recognized in income over the period the policies and contracts in the closed block remain in force. Management believes that over time the actual cumulative earnings of the closed block will approximately equal the expected cumulative earnings due to the effect of dividend changes. If, over the period the closed block remains in existence, the actual cumulative earnings of the closed block are greater than the expected cumulative earnings of the closed block, NNY will pay the excess of the actual cumulative earnings of the closed block over the expected cumulative earnings to closed block policyholders as additional policyholder dividends unless offset by future unfavorable experience of the closed block. If over such period, the actual cumulative earnings of the closed block are less than the expected cumulative earnings of the closed block, NNY will recognize only the actual earnings in income.

The principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, purchases and sales of investments, policyholders’ benefits, policyholder dividends, premium taxes and income taxes. The principal income and expense items excluded from the closed block are management and maintenance expenses, commissions, and investment income and realized investment gains and losses of investment assets outside the closed block that support the closed block business.

Foresters acquisition and merger

After NNY completed its acquisition of FLIAC, FLIAC was merged with and into NNY pursuant to a merger agreement with NNY as the surviving entity. In accordance with SSAP No. 68, Business Combinations and Goodwill, the acquisition was treated as a statutory merger. Income of the combined reporting entity is required to include income of the constituents for the entire fiscal period in which the combination occurs and the balance sheet and the statements of operations for all years presented shall be restated, as required by SSAP No. 3, Accounting Changes and Corrections of Errors. The statements of operations and cash flow were restated for the three years presented. Refer below to Note 20 – “The Merger” for further details regarding the merger and restatement. All prior year amounts in the Notes to the Statutory Financial Statements have also been restated to reflect the statutory merger, unless otherwise indicated.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
4.    Investments

Information pertaining to NNY’s investments, net investment income and capital gains and losses on investments follows.

Bonds, common stock and preferred stock

The carrying value and fair value of investments in bonds, common and preferred stock as of December 31, 2020 were as follows:

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

U.S. government	$302,360	$2,193	$(10,059)	$294,494
All other governments	69,891	12,073	(279)	81,685
States, territories and possessions	30,490	6,660	—	37,150
Political subdivisions of states, territories and possessions	82,150	14,268	(22)	96,396
Special revenue	474,939	59,360	(84)	534,215
Industrial and miscellaneous (unaffiliated)	3,826,516	613,775	(8,619)	4,431,672
Parent, subsidiaries and affiliates	16,502	140	(3,049)	13,593
Hybrid securities	137,620	11,246	(2,166)	146,700
Mortgage-backed and asset-backed securities	2,454,339	219,989	(46,349)	2,627,979
Total bonds	$7,394,807	$939,704	$(70,627)	$8,263,884

Preferred stock	$66,459	$7,256	$(3)	$73,712
Common stock	$54,829	$—	$—	$54,829

The carrying value and fair value of investments in bonds, common and preferred stock as of December 31, 2019 were as follows:

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

U.S. government	$240,009	$17,676	$(755)	$256,930
All other governments	58,433	8,323	—	66,756
States, territories and possessions	305,808	23,320	(10)	329,118
Political subdivisions of states, territories and possessions	61,380	7,985	(68)	69,297
Special revenue	461,712	46,866	(277)	508,301
Industrial and miscellaneous (unaffiliated)	4,763,470	428,430	(8,924)	5,182,976
Parent, subsidiaries and affiliates	15,300	217	(2,063)	13,454
Hybrid securities	243,211	15,232	(2,716)	255,727
Mortgage-backed and asset-backed securities	1,940,543	57,040	(16,904)	1,980,679
Total bonds	$8,089,866	$605,089	$(31,717)	$8,663,238

Preferred stock	$95,933	$9,050	$—	$104,983
Common stock	$57,218	$—	$—	$57,218

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
The gross unrealized capital gains (losses) on bonds and preferred stock were not reflected in surplus for the years ended December 31, 2020 and 2019.

The aging of temporarily impaired general account debt securities and preferred stock as of December 31, 2020 was as follows:

	Less than 12 months		Greater than 12 months		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Debt Securities
U.S. government	$109,417	$(10,059)	$—	$—	$109,417	$(10,059)
All other governments	5,135	(279)	—	—	5,135	(279)
Political subdivisions	1,007	(22)	—	—	1,007	(22)
Special revenue	11,519	(84)	—	—	11,519	(84)
Industrial and miscellaneous (unaffiliated)	86,194	(8,607)	9,561	(12)	95,755	(8,619)
Parent, subsidiaries and affiliates	7,139	(1,478)	4,909	(1,571)	12,048	(3,049)
Hybrid securities	6,242	(63)	22,290	(2,103)	28,532	(2,166)
Mortgage-backed and asset-backed securities	509,488	(25,829)	137,178	(20,520)	646,666	(46,349)
Total bonds	$736,141	$(46,421)	$173,938	$(24,206)	$910,079	$(70,627)
Number of positions at unrealized loss		256		67		323

Preferred stock	$7	$(3)	$—	$—	$7	$(3)

The Company reported $25.6 million and $21.5 million of gross unrealized gains and $0.5 million and $1.0 million of gross unrealized losses related to common stock for the periods ended December 31, 2020 and 2019, respectively, which reflected the difference between cost and fair value for common stock. For the period ended December 31, 2020, the fair value of common stock securities in a continuous unrealized loss position for less than 12 months was $0.9 million with unrealized losses of $0.2 million and the fair value of common stock securities in a continuous unrealized loss position for greater than 12 months was $2.2 million with unrealized losses of $0.3 million.

At December 31, 2020, there are 8 below investment grade debt securities that have been in an unrealized loss position for greater than 12 months. Below investment grade unrealized losses greater than 12 months are $2.0 million. Securities in an unrealized loss position for over 12 months consisted of 67 securities. Unrealized losses were not recognized in earnings on these debt securities since the Company neither intends to sell the securities nor do we believe that it is more likely than not that it will be required to sell these securities before recovery of their amortized cost basis. Additionally, based on a security-by-security analysis, we expect to recover the entire amortized cost basis of these securities. In our evaluation of each security, management considered the actual recovery periods for these securities in previous periods of broad market declines. For securities with significant declines, individual security level analysis was performed, which considered any credit enhancements, expectations of defaults on underlying collateral and other available market data, including industry analyst reports and forecasts. Although there may be sustained losses for greater than 12 months on these securities, additional information was obtained related to company performance which did not indicate that the additional losses were other-than-temporary.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
The aging of temporarily impaired general account debt securities as of December 31, 2019 was as follows:

	Less than 12 months		Greater than 12 months		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Debt Securities
U.S. government	$5,496	$(751)	$1,384	$(3)	$6,880	$(754)
Political subdivisions	3,635	(20)	2,660	(58)	6,295	(78)
Special revenue	2,189	(30)	7,003	(247)	9,192	(277)
Industrial and miscellaneous (unaffiliated)	58,407	(2,975)	97,263	(5,949)	155,670	(8,924)
Parents, subsidiaries and affiliates	9,298	(1,476)	2,805	(587)	12,103	(2,063)
Hybrid securities	3,319	(7)	32,168	(2,709)	35,487	(2,716)
Mortgage-backed and asset-backed securities	180,628	(2,065)	351,703	(14,839)	532,331	(16,904)
Total bonds	$262,972	$(7,324)	$494,986	$(24,392)	$757,958	$(31,716)
Number of positions at unrealized loss		128		180		308

For the period ended December 31, 2019, the fair value of common stock securities in a continuous unrealized loss position for less than 12 months was $0.7 million with unrealized losses of $0.7 million. The Company had $3.9 million common stock securities in a continuous unrealized loss position for greater than 12 months with unrealized losses of $0.3 million.

For the period ended December 31, 2019, there are 11 below investment grade debt securities that have been in an unrealized loss position for greater than 12 months, and below investment grade unrealized losses greater than 12 months are $2.8 million.

As of December 31, 2019, securities in an unrealized loss position for over 12 months consisted of 180 securities. Unrealized losses were not recognized in earnings on these debt securities since the Company neither intends to sell the securities nor do we believe that it is more likely than not that it will be required to sell these securities before recovery of their amortized cost basis. Additionally, based on a security-by-security analysis, we expect to recover the entire amortized cost basis of these securities. In our evaluation of each security, management considered the actual recovery periods for these securities in previous periods of broad market declines. For securities with significant declines, individual security level analysis was performed, which considered any credit enhancements, expectations of defaults on underlying collateral and other available market data, including industry analyst reports and forecasts. Although there may be sustained losses for greater than 12 months on these securities, additional information was obtained related to company performance which did not indicate that the additional losses were other-than-temporary.

The carrying value and fair value of bonds as of December 31, 2020 by maturity are shown below.

	Carrying Value	Fair Value

Due in one year or less	$235,011	$237,019
Due after one year through five years	1,639,606	1,723,888
Due after five years through ten years	2,420,463	2,643,536
Due after ten years	3,099,727	3,659,441
Total	$7,394,807	$8,263,884

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Corporate bonds are shown based on contractual maturity or contractual sinking fund payments. Expected maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations with or without call or prepayment penalties, or NNY may have the right to put or sell the obligations back to the issuers. Mortgage-backed and asset-backed securities (“ABS”) are not due at a single maturity date and therefore are shown based on the expected cash flows of the underlying loans, which includes estimates of anticipated future prepayments.

The carrying values of securities other-than-temporarily impaired during the year were $14.8 million and $14.8 million as of December 31, 2020 and 2019, respectively. OTTIs were $33.2 million, $19.1 million and $11.4 million in 2020, 2019 and 2018, respectively.

Internal and external prepayment models, which are widely accepted by the industry, are used in calculating the effective yield used in determining the carrying value of mortgage-backed and asset-backed securities. The retrospective method is applied in determining the prepayment adjustment.

Loan-backed securities

The Company has elected to use the book value as of January 1, 1994 as the cost for applying the retrospective adjustment method to securities purchased prior to that date, where historical cash flows are not readily available.

Prepayment assumptions for loan-backed structured securities were obtained from industry prepayment models or internal estimates. These assumptions are consistent with current interest rates and the economic environment. The retrospective adjustment method is used to value these securities.

In 2020, 2019 and 2018, the Company had no OTTI recognized because the present value of cash flows expected to be collected is greater than the amortized cost basis of the securities.

Real estate and mortgage loans

Real estate, which represents the home office used in Nassau’s operations, carried net of accumulated depreciation, as of December 31 is summarized below:

	2020	2019

Real estate	$31,540	$30,859
Total real estate	$31,540	$30,859

The Company invests in mortgage loans that are collateralized by commercial properties, including multi-family residential buildings, which are managed as a single class of commercial mortgage loans. Mortgage loans are stated at original cost, net of principal payments and amortization. The Company segregates its portfolio by property type and geographic location. As of December 31, 2020 and 2019, the Company had $499.0 million and $400.5 million, respectively, in mortgage loans. The allowance for loan losses at December 31, 2020 and 2019 were $1.5 million and 0.8 million, respectively.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
The following tables reflect the distribution of mortgage loans by property type as of December 31:

	2020	2019
	(in millions)

Industrial	$50.9	$21.2
Multifamily	102.0	63.8
Office	103.3	72.0
Retail	130.3	132.6
Self-storage	22.8	19.0
Warehouse	52.7	53.0
Other	38.5	39.7
Total mortgage loans	500.5	401.3
Less: Allowance for loan losses	1.5	0.8
Net mortgage loans	$499.0	$400.5

The following tables reflect the distribution of mortgage loans by geographic region as of December 31:

	2020	2019
	(in millions)

East North Central	$64.6	$39.8
Middle Atlantic	26.9	21.1
Mountain	69.6	54.4
New England	3.1	3.1
Pacific	133.5	113.9
South Atlantic	102.1	89.2
West North Central	24.4	6.2
West South Central	76.3	73.6
Total mortgage loans	500.5	401.3
Less: Allowance for loan losses	1.5	0.8
Net mortgage loans	$499.0	$400.5

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
The following table summarizes our commercial mortgage loan portfolio, net of allowance, loan-to-value (“LTV”) ratios and debt-service coverage (“DSC”) ratios using available data as of December 31. The ratios are updated as information becomes available.

	December 31, 2020
	DSC Ratios
($ in millions)	Greater than 2.0x	1.8x to 2.0x	1.5x to 1.8x	1.2x to 1.5x	1.0x to 1.2x	Less than 1.0x	Total
LTV Ratios
0% - 50%	$96.3	$—	$18.3	$26.8	$—	$—	$141.4
50% - 60%	78.9	6.2	61.3	30.5	11.6	—	188.6
60% - 70%	16.5	6.8	56.1	—	6.2	—	85.6
70% - 80%	6.2	19.0	43.3	—	—	—	68.4
80% and greater	—	—	—	8.2	6.7	—	15.0
Total	$197.8	$32.0	$179.1	$65.5	$24.5	$—	$499.0

	December 31, 2019
	DSC Ratios
($ in millions)	Greater than 2.0x	1.8x to 2.0x	1.5x to 1.8x	1.2x to 1.5x	1.0x to 1.2x	Less than 1.0x	Total
LTV Ratios
0% - 50%	$115.0	$6.4	$5.4	$—	$—	$—	$126.7
50% - 60%	25.1	16.7	71.6	24.3	—	8.4	146.1
60% - 70%	6.7	20.4	42.7	16.4	—	—	86.2
70% - 80%	—	6.2	6.3	5.8	7.0	—	25.3
80% and greater	16.1	—	—	—	—	—	16.1
Total	$163.0	$49.8	$126.0	$46.5	$7.0	$8.4	$400.5

LTV and DSC ratios are measures frequently used in commercial real estate to determine the quality of a mortgage loan. The LTV ratio is a comparison between the current loan balance and the value assigned to the property and is expressed as a percentage. If the LTV is greater than 100%, this would indicate that the loan amount exceeds the value of the property.

The DSC ratio compares the property’s net operating income to its mortgage debt service payments. If the debt service coverage ratio is less than 1.0x, this would indicate that the property is not generating enough income after expenses to cover the mortgage payment. Therefore, a higher debt service coverage ratio could indicate a better quality loan.

To monitor credit quality, the Company primarily uses RBC code, which is the risk category used in the RBC calculation that is based on debt service coverage ratio and loan-to-value. The codes range from CM1 to CM7, with CM1 being the most stable. The Company holds $373.5 million CM1 loans, $104.5 million CM2 loans, and $22.5 million CM3 loans as of December 31, 2020. The Company held $366.7 million CM1 loans and $34.6 million CM2 loans as of December 31, 2019. As of December 31, 2020, all loans were current.

During 2020, the minimum and maximum lending rates for mortgage loans were 3.4% and 12.0% respectively. There were no taxes, assessments, or amounts advanced not included in the mortgage loan total. There were no impairments on mortgage loans or any loans derecognized as a result of foreclosure for the years ended December 31, 2020, 2019 and 2018.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Other invested assets

Other invested assets as of December 31 are summarized below:

	2020	2019

Private equity	$59,932	$53,982
Mezzanine partnerships	12,302	9,852
Infrastructure funds	7,613	10,946
Hedge funds	7,697	6,811
Collateralized fund obligation	97,481	97,400
Mortgage and real estate	119	871
Direct equity	126,361	129,534
Credit funds	31,589	22,105
Other alternative assets	78,839	13,062
Total other invested assets	$421,933	$344,563

The Company has unfunded commitments related to its investments in limited partnerships in the amount of $103.7 million and $80.2 million as of December 31, 2020 and 2019, respectively. The Company has no investments in joint ventures, partnerships or limited liability companies that exceed 10% of its admitted assets.

Derivative instruments

Derivative instruments as of December 31 are summarized below:

	2020	2019
Swaps:
Notional amount	$250,000	$75,000
Fair value	$(1,150)	$6,843

NNY is exposed to credit risk in the event of nonperformance by counterparties to these financial instruments. NNY does not expect its counterparties to fail to meet their financial obligations because the Company contracts with highly rated counterparties. The credit exposure of these instruments is the positive market value at the reporting date. Management of NNY considers the likelihood of any material loss due to credit risk on these guarantees, interest rate swaps or floors to be remote.

Restricted assets

Restricted assets (including pledged) relate mainly to statutory requirements of various jurisdictions, FHLB Stock and derivative collateral. Restricted assets were $6.1 million and $9.5 million as of December 31, 2020 and 2019, respectively. These are included as assets on the Statements of Admitted Assets, Liabilities, and Capital and Surplus.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
The Company is a member of the Federal Home Loan Bank (“FHLB”) of Boston. Membership with the FHLB is part of the Company’s strategy to access funds to support various spread-based businesses and enhance liquidity management. The Company has determined the estimated maximum borrowing capacity as $691.6 million. The Company calculated this amount in accordance with New York Consolidated Laws, Insurance Law - ISC § 1411. Authorization of, and Restrictions on, 1nvestments, whereby the loan shall not exceed, when the loan is made, 5% of its admitted assets as shown by its last sworn statement to the superintendent. During 2020, the Company had maximum collateral pledged with fair value of $0 and carrying value of $0. The amount borrowed at the time of maximum collateral was $0. As of December 31, 2020, the Company had no outstanding borrowings with the FHLB and no amounts pledged. The Company owned $2.6 million and $2.3 million of FHLB capital stock as of December 31, 2020 and 2019, respectively, which was not eligible for redemption.

5GI Securities

NAIC 5GI is assigned by an insurance company to certain obligations that meet all of the following criteria: (1) documentation necessary to permit a full credit analysis of a security by the NAIC Securities Valuation Office (“SVO”) does not exist or an NAIC Credit Rating Provider (“CRP”) credit rating for a Filing Exemption (“FE”) or Private Letter (“PL”) security is not available; and (2) the issuer or obligor is current on all contracted interest and principal payments; and (3) the insurer has an actual expectation of ultimate payment of all contracted interest and principal.

5GI securities as of December 31 are summarized below:

	Number of 5GI Securities		Aggregate BACV		Aggregate Fair Value
	Current Year	Prior Year	Current Year	Prior Year	Current Year	Prior Year
Investment
(1) Bonds - Amortized Cost	7	11	$4,188	$8,661	$3,790	$8,818
(2) Loan-backed and structured securities - Amortized Cost	—	—	—	—	—	—
(3) Preferred Stock - Amortized Cost	—	1	—	—	—	40
(4) Preferred Stock - Fair Value	—	1	—	12	—	12
(5) Total (1+2+3+4)	7	13	$4,188	$8,673	$3,790	$8,870

Concentrations of credit risk of financial instruments

Credit exposure related to issuers and derivatives counterparties is inherent in investments and derivative contracts with positive fair value or asset balances. We manage credit risk through the analysis of the underlying obligors, issuers and transaction structures. We review our debt security portfolio regularly to monitor the performance of obligors and assess the stability of their credit ratings. We also manage credit risk through industry and issuer diversification and asset allocation. We classify debt securities into investment grade and below-investment-grade securities based on ratings prescribed by the NAIC. In a majority of cases, these classifications will coincide with ratings assigned by one or more Nationally Recognized Statistical Rating Organizations (“NRSROs”); however, for certain structured securities, the NAIC designations may differ from NRSRO designations based on the amortized cost of the securities in our portfolio. Maximum exposure to an issuer or derivative counterparty is defined by quality ratings, with higher quality issuers having larger exposure limits. As of December 31, 2020, we were not exposed to the credit concentration risk of any issuer other than U.S. government and government agencies backed by the faith and credit of the U.S. government, defined as exposure greater than 10% of total admitted assets. The top five largest exposures were HP Communities LLC., Prudential Financial Inc., Anheuser Busch Company, Wells Fargo & Company and West Virginia University. We monitor credit exposures by actively monitoring dollar limits on transactions with specific counterparties. We have an overall limit on below-investment-grade rated issuer exposure. Additionally, the creditworthiness of counterparties is reviewed periodically. We use ISDA Master Agreements with derivative counterparties which may include Credit Support Annexes with collateral provisions to reduce counterparty credit exposures. To further mitigate the risk of loss on derivatives, we only enter into contracts in which the counterparty is a financial institution with a rating of A or higher from at least one NRSRO.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Net investment income

The principal components of net investment income for the years ended December 31 were as follows:

	2020	2019	2018

Bonds	$344,089	$369,301	$384,268
Contract loans	191,145	189,004	181,713
Cash and short-term investments	1,253	5,173	1,116
Real estate, net of expenses	5,075	4,996	1,312
Preferred stock	3,397	6,260	7,496
Common stock	120	2,881	18
Mortgage loans	20,447	13,886	8,714
Other invested assets	25,037	26,030	59,449
Derivative instruments	851	443	423
Miscellaneous income	93	1,473	1,968
Amortization of IMR	12,987	12,889	14,445
Less:
Interest expense	9,086	9,912	9,773
Other investment expenses	22,004	21,049	21,026
Net investment income	$573,404	$601,375	$630,123

For the year ended December 31, 2020, the Company had 40 securities called or redeemed by the issuer, resulting in income from prepayment penalties and acceleration fees of $5.4 million. For the year ended December 31, 2019, the Company had 13 securities called or redeemed by the issuer, resulting in income from prepayment penalties and acceleration fees of $1.6 million. For the year ended December 31, 2018, the Company had 34 securities called or redeemed by the issuer, resulting in income from prepayment penalties and acceleration fees of $4.8 million.

Capital gains and losses

The principal components of realized gains (losses) and changes in unrealized capital gains (losses) on investments for the years ended December 31 were as follows:

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)

	Realized			Change in Unrealized
	2020	2019	2018	2020	2019	2018

Bonds	$(26,634)	$(7,752)	$2,054	$(4,453)	$1,373	$(1,252)
Preferred stock	(7,725)	(2,202)	364	44	2,332	(2,474)
Common stock	(7,525)	2,207	(235)	4,584	2,936	8,413
Mortgage loans	(668)	(258)	(540)	—	—	—
Other invested assets	547	341	(63)	(8,558)	12,275	26,851
Derivative instruments	14,340	(255)	—	(191)	—	—
Foreign exchange	1	(23)	(370)	193	8	(54)
Miscellaneous	11	223	(640)	—	—	—
	(27,653)	(7,719)	570	(8,381)	18,924	31,484
Income tax benefit (expense)	(13,160)	1,139	(1,562)	1,760	(3,974)	(6,612)
Net capital gains (losses)	$(40,813)	$(6,580)	$(992)	$(6,621)	$14,950	$24,872

Realized losses for 2020 include other-than-temporary impairments of $33.2 million, including impairments on bonds of $17.8 million, common stock of $7.6 million and preferred stock of $7.8 million. Realized losses for 2019 include impairments of $19.1 million, including impairments on bonds of $14.2 million, common stock of $1.8 million and preferred stock of $3.1 million. Realized losses for 2018 include impairments of $11.4 million, including impairments on bonds of $5.8 million, common stock of $5.6 million, preferred stock of $0 and other invested assets of $0.

The proceeds and related gross realized gains and losses from sales of stocks and bonds, for the years ended December 31 were as follows:

	2020	2019	2018

Proceeds from sales	$1,822,763	$1,317,147	$1,556,684
Gross gains on sales	92,417	35,144	22,204
Gross losses on sales	97,664	30,457	26,609

5.    Investments in Affiliates

The Company has an investment subsidiary, Nassau 2019 CFO LLC and uses the “look through” process, per Paragraph 26 of SSAP No. 97, Investments in Subsidiary, Controlled and Affiliated Entities, to admit the underlying assets of that subsidiary. The Company’s other subsidiary, PM Holdings, has no underlying value ascribed to it. There was no subsidiary equity that was non-admitted as of December 31, 2020 and 2019.

6.    Reserves for Future Policy Benefits

The balances for NNY’s major categories of reserves for future policy benefits and claims and settlements as of December 31 are summarized below:

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)

	2020	2019
	(in thousands)

Life insurance	$9,032,753	$9,269,812
Health insurance	56,192	63,217
Total life and health insurance	9,088,945	9,333,029

Annuities	972,113	1,015,113

Subtotal	10,061,058	10,348,142
Supplementary contracts with life contingencies	85,107	84,624
All other	22,099	5,051
Total before reinsurance ceded	10,168,264	10,437,817
Less: Reinsurance ceded	335,026	353,790
Reserves for future policy benefits	$9,833,238	$10,084,027

NNY waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond date of death. Surrender values promised in excess of legally computed reserves have been included in miscellaneous reserves.

For a policy on which the substandard extra premium is based upon a multiple of standard mortality, the substandard extra reserve is based upon the excess of such multiple over standard mortality. For a policy carrying a flat extra premium, the extra reserve is one half of the flat extra premium.

The amount of individual insurance in force as of December 31, 2020 and 2019 for which the net premium exceeded the gross premium was $0.9 billion and $1.0 billion, respectively. As of December 31, 2020 and 2019, the Company carried an associated premium deficiency reserve of $4.8 million and $5.8 million, respectively, included in reserves for future policy benefits. Anticipated investment income was utilized in the calculation.

Tabular cost has been determined from the basic data for the calculation of policy reserves. Tabular less actual reserves released has been determined from the basic data for the calculation of reserves and reserves released. Tabular interest has been determined from the basic data for the calculation of policy reserves.

Withdrawal characteristics

Withdrawal characteristics of annuity actuarial reserves and deposit liabilities as of December 31 are as follows:

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)

	2020
	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of total
Individual Annuities
Subject to discretionary withdrawal:
- with market value adjustment	$15,899	$6,611	$—	$22,510	1%
- at book value less surrender charge of 5% or more	32,171	—	—	32,171	2%
- at market value	—	—	860,648	860,648	46%
Total with market value adjustment or at fair value	48,070	6,611	860,648	915,329	49%
- at book value (minimal or no charge or adjustment)	653,530	—	—	653,530	34%
Not subject to discretionary withdrawal	308,084	—	3,457	311,541	17%
Total individual annuity actuarial reserves	1,009,684	6,611	864,105	1,880,400	100%
Less: Reinsurance ceded	8,276	—	—	8,276
Total individual annuity actuarial reserves, net of reinsurance	$1,001,408	$6,611	$864,105	$1,872,124

	2019
	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of total
Individual Annuities
Subject to discretionary withdrawal:
- with market value adjustment	$14,928	$6,930	$—	$21,858	1%
- at book value less surrender charge of 5% or more	—	—	—	—	—%
- at market value	—	—	910,676	910,676	46%
Total with market value adjustment or at fair value	14,928	6,930	910,676	932,534	47%
- at book value (minimal or no charge or adjustment)	722,467	—	—	722,467	37%
Not subject to discretionary withdrawal	304,832	—	3,166	307,998	16%
Total individual annuity actuarial reserves	1,042,227	6,930	913,842	1,962,999	100%
Less: Reinsurance ceded	8,814	—	—	8,814
Total individual annuity actuarial reserves, net of reinsurance	$1,033,413	$6,930	$913,842	$1,954,185

	2020
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of total
Group Annuities
Subject to discretionary withdrawal:
- with market value adjustment	$—	$—	$—	$—	—%
- at book value less surrender charge of 5% or more	—	—	—	—	—%
- at market value	—	—	1,736	1,736	4%
Total with market value adjustment or at fair value	—	—	1,736	1,736	4%
- at book value (minimal or no charge or adjustment)	21,518	—	—	21,518	44%
Not subject to discretionary withdrawal	26,017	—	—	26,017	52%
Total group annuity actuarial reserves	47,535	—	1,736	49,271	100%
Less: Reinsurance ceded	—	—	—	—
Total group annuity actuarial reserves, net of reinsurance	$47,535	$—	$1,736	$49,271

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)

	2019
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of total
Group Annuities
Subject to discretionary withdrawal:
- with market value adjustment	$—	$—	$—	$—	—%
- at book value less surrender charge of 5% or more	—	—	—	—	—%
- at market value	—	—	1,454	1,454	3%
Total with market value adjustment or at fair value	—	—	1,454	1,454	3%
- at book value (minimal or no charge or adjustment)	23,822	—	—	23,822	44%
Not subject to discretionary withdrawal	28,513	1	—	28,514	53%
Total group annuity actuarial reserves	52,335	1	1,454	53,790	100%
Less: Reinsurance ceded	—	—	—	—
Total group annuity actuarial reserves, net of reinsurance	$52,335	$1	$1,454	$53,790

	2020
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of total
Deposit-Type Contracts (no life contingencies)
Subject to discretionary withdrawal:
- with market value adjustment	$—	$—	$—	$—	—%
- at book value less surrender charge of 5% or more	—	—	—	—	—%
- at market value	—	—	976	976	—%
Total with market value adjustment or at fair value	—	—	976	976	—%
- at book value (minimal or no charge or adjustment)	436,392	—	—	436,392	97%
Not subject to discretionary withdrawal	11,855	—	—	11,855	3%
Total deposit fund liabilities	448,247	—	976	449,223	100%
Less: Reinsurance ceded	—	—	—	—
Total deposit fund liabilities, net of reinsurance	$448,247	$—	$976	$449,223

	2019
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of total
Deposit-Type Contracts (no life contingencies)
Subject to discretionary withdrawal:
- with market value adjustment	$—	$—	$—	$—	—%
- at book value less surrender charge of 5% or more	—	—	—	—	—%
- at market value	—	—	1,149	1,149	—%
Total with market value adjustment or at fair value	—	—	1,149	1,149	—%
- at book value (minimal or no charge or adjustment)	441,710	—	—	441,710	97%
Not subject to discretionary withdrawal	11,278	—	—	11,278	3%
Total deposit fund liabilities	452,988	—	1,149	454,137	100%
Less: Reinsurance ceded	—	—	—	—
Total deposit fund liabilities, net of reinsurance	$452,988	$—	$1,149	$454,137

Reconciliation of total annuity actuarial reserves and deposit fund liabilities for the year ended December 31, 2020:

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)

Amount
Life and Accident & Health Annual Statement:
Exhibit 5, Annuities section, total (net)	$963,836
Exhibit 5, Supplementary contracts with life contingencies section, total (net)	85,107
Exhibit 7, Deposit-type contracts, line 14, column 1	448,247
Subtotal	1,497,190

Separate Accounts Annual Statement:
Exhibit 3, Line 0299999, column 2	869,726
Exhibit 3, Line 0399999, column 2	2,726
Policyholder dividend and coupon accumulations	—
Policyholder premiums	—
Guaranteed interest contracts	—
Other deposit funds	976
Subtotal	873,428
Combined total	$2,370,618

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Withdrawal characteristics of life actuarial reserves for NNY on a merged basis with FLIAC as of December 31, 2020 are as follows:

	General Account			Separate Account - Non-guaranteed
	Account Value	General Account Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values or policy loans:
- Term policies with cash value	$1,332	$1,332	$8,512	$—	$—	$—
- Universal life	730,260	699,345	745,294	—	—	—
- Universal life with secondary guarantees	21,244	19,671	73,549	—	—	—
- Indexed universal life	—	—	—	—	—	—
- Indexed universal life with secondary guarantees	—	—	—	—	—	—
- Indexed life	—	—	—	—	—	—
- Other permanent cash value life insurance	7,550,192	7,543,646	7,899,704	—	—	—
- Variable life	89,664	89,696	99,912	829,189	822,676	822,997
- Variable universal life	87,068	86,981	87,139	902,804	882,859	886,555
- Miscellaneous reserves	—	—	—	—	—	—

Not subject to discretionary withdrawal, with no cash value:
- Term policies without cash value	XXX	XXX	118,641	XXX	XXX	—
- Accidental death benefits	XXX	XXX	610	XXX	XXX	—
- Disability-active lives	XXX	XXX	8,421	XXX	XXX	—
- Disability-disabled lives	XXX	XXX	21,313	XXX	XXX	—
- Miscellaneous reserves	XXX	XXX	22,101	XXX	XXX	—

Total (gross: direct + assumed)	8,479,760	8,440,671	9,085,196	1,731,993	1,705,535	1,709,552
Less: Reinsurance ceded	198,226	198,226	300,971	—	—	—
Total, net	$8,281,534	$8,242,445	$8,784,225	$1,731,993	$1,705,535	$1,709,552

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Withdrawal characteristics of life actuarial reserves for NNY on a stand-alone basis, excluding FLIAC, as of December 31, 2019 are as follows:

	General Account			Separate Account - Non-guaranteed
	Account Value	General Account Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values or policy loans:
- Term policies with cash value	$1,058	$1,058	$7,814	$—	$—	$—
- Universal life	664,324	653,032	756,376	—	—	—
- Universal life with secondary guarantees	21,967	19,979	69,448	—	—	—
- Indexed universal life	17	15	15	—	—	—
- Indexed universal life with secondary guarantees	—	—	—	—	—	—
- Indexed life	—	—	—	—	—	—
- Other permanent cash value life insurance	7,562,874	7,562,874	7,933,315	—	—	—
- Variable life	—	—	—	—	—	—
- Variable universal life	87,943	84,935	88,411	733,948	708,844	734,130
- Miscellaneous reserves	—	—	—	—	—	—

Not subject to discretionary withdrawal, with no cash value:
- Term policies without cash value	XXX	XXX	62,240	XXX	XXX	—
- Accidental death benefits	XXX	XXX	523	XXX	XXX	—
- Disability-active lives	XXX	XXX	4,993	XXX	XXX	—
- Disability-disabled lives	XXX	XXX	22,835	XXX	XXX	—
- Miscellaneous reserves	XXX	XXX	4,527	XXX	XXX	—

Total (gross: direct + assumed)	8,338,183	8,321,893	8,950,497	733,948	708,844	734,130
Less: Reinsurance ceded	—	—	297,263	—	—	—
Total, net	$8,338,183	$8,321,893	$8,653,234	$733,948	$708,844	$734,130

Reconciliation of total life insurance and deposit fund liabilities for the year ended December 31, 2020:

Amount

Exhibit 5, Life insurance section, total (net)	$8,652,547
Exhibit 5, Accidental death benefits section, total (net)	596
Exhibit 5, Disability active lives section, total (net)	7,758
Exhibit 5, Disability disabled lives section, total (net)	17,317
Exhibit 5, Miscellaneous reserves section, total (net)	106,007
Subtotal	8,784,225

Separate Accounts Annual Statement:
Exhibit 3, Line 0299999, column 2	1,709,551
Exhibit 3, Line 0399999, column 2	—
Exhibit 3, Line 0599999, column 2	—
Subtotal	1,709,551
Combined total	$10,493,776

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Reinsurance with unauthorized companies

NNY has ceded insurance liabilities to insurers not licensed in the State of New York. To the extent such liabilities are not collateralized, New York insurance regulators require the establishment of a liability through a charge to surplus equal to the ceded liabilities placed with such companies. These liabilities were $11.7 million and $5.7 million as of December 31, 2020 and 2019, respectively, and are included in accrued expenses and general liabilities.

Reinsurance agreements with affiliates

An affiliate, PHL Variable Insurance Company (“PHL”) has a treaty in force with the Company, whereby NNY has assumed, on a 90% coinsurance basis, all Phoenix Accumulator Universal Life III and IV sold by PHL from January 1 to December 31, 2008. The reserves ceded to NNY for these policies were $73.3 million and $74.6 million at December 31, 2020 and 2019, respectively.

Effective June 30, 2015, the Company entered into a MODCO reinsurance agreement with PHL. This agreement provides that the Company will retrocede, and PHL will reinsure, 80% of the inforce group executive ordinary (“GEO”) corporate-owned whole life insurance policies assumed by the Company from a third-party. Under MODCO, the assets, which are equal to the statutory reserves held for the reinsured policies, and liabilities associated with the assumed business are retained by the Company. The MODCO reserves under this treaty were $1.1 billion and $1.1 billion as of December 31, 2020 and 2019, respectively.

Direct business written and reinsurance assumed and ceded

As is customary practice in the insurance industry, NNY assumes and cedes reinsurance as a means of diversifying underwriting risk.

NNY’s reinsurance program varies based on the type of risk, for example:

•For business sold prior to December 31, 2010, the Company’s retention limit on any one life is $10 million for single life and joint first-to-die policies and $12 million for joint last-to-die policies. Beginning January 1, 2011, the Company’s retention limit on new business is $5 million for single life and joint first-to-die policies and $6 million for second-to-die policies.
•NNY cedes up to 80% on policies in its term life insurance.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Additional information on direct business written and reinsurance assumed and ceded for the years ended December 31 is set forth below:

	2020	2019	2018

Direct premiums and annuity considerations	$397,013	$486,745	$652,796
Reinsurance assumed - non-affiliate	8,260	8,774	8,848
Reinsurance assumed - affiliate	23,260	21,353	23,037
Reinsurance ceded - non-affiliate	(116,744)	(141,544)	(148,403)
Reinsurance ceded - affiliate	(5,838)	(6,205)	(6,292)
Net premiums and annuity considerations	$305,951	$369,123	$529,986

Direct commissions and expense allowance	$4,773	$8,788	$14,165
Reinsurance assumed - non-affiliate	301	244	324
Reinsurance assumed - affiliate	1,722	4,123	11,108
Reinsurance ceded - non-affiliate	(5,296)	(5,337)	(5,791)
Reinsurance ceded - affiliate	(8,399)	(7,903)	(7,400)
Net commissions and expense allowance	$(6,899)	$(85)	$12,406

Direct policy and contract claims incurred	$756,698	$684,718	$672,203
Reinsurance assumed - non-affiliate	49,865	36,408	81,154
Reinsurance assumed - affiliate	17,903	28,960	14,551
Reinsurance ceded - non affiliate	(230,480)	(223,694)	(233,389)
Reinsurance ceded - affiliate	(35,060)	(26,286)	(59,329)
Net policy and contract claims incurred	$558,926	$500,106	$475,190

Direct policy and contract claims payable	$149,775	$127,832
Reinsurance assumed - non-affiliate	62,705	20,522
Reinsurance assumed - affiliate	895	607
Reinsurance ceded - non-affiliate	(19,768)	(15,438)
Net policy and contract claims payable	$193,607	$133,523

Direct life insurance in force	$35,394,728	$37,815,845
Reinsurance assumed	2,989,602	2,955,890
Reinsurance ceded	(14,995,504)	(16,175,714)
Net insurance in force	$23,388,826	$24,596,021
In the event all reinsurance agreements were to be terminated, the Company estimates the aggregate reduction in surplus would be $23.7 million, $16.3 million and $17.0 million for the years ended December 31, 2020, 2019 and 2018, respectively.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Change in incurred losses and loss adjustment expenses

Reserves on Group Accident and Health policies were $21.7 million as of December 31, 2017. As of December 31, 2018, $4.1 million has been paid for incurred losses attributable to insured events of prior years. Reserves remaining for prior years are now $19.1 million as a result of unpaid claims principally on the Group Accident and Health line of business. Therefore, there has been $1.4 million of unfavorable prior year development since December 31, 2017. Increases or (decreases) are generally the result of ongoing analysis of recent loss development trends. Original estimates are increased or decreased as additional information becomes known regarding individual claims.

Reserves on Group Accident and Health policies were $19.1 million as of December 31, 2018. As of December 31, 2019, $2.0 million has been paid for incurred losses attributable to insured events of prior years. Reserves remaining for prior years are now $18.0 million as a result of unpaid claims principally on the Group Accident and Health line of business. Therefore, there has been $0.9 million of unfavorable prior year development since December 31, 2018. Increases or (decreases) are generally the result of ongoing analysis of recent loss development trends. Original estimates are increased or decreased as additional information becomes known regarding individual claims.

Reserves on Group Accident and Health policies were $18.0 million as of December 31, 2019. As of December 31, 2020, $2.1 million has been paid for incurred losses attributable to insured events of prior years. Reserves remaining for prior years are now $15.7 million as a result of unpaid claims principally on the Group Accident and Health line of business. Therefore, there has been $0.2 million of favorable prior year development since December 31, 2019. Increases or (decreases) are generally the result of ongoing analysis of recent loss development trends. Original estimates are increased or decreased as additional information becomes known regarding individual claims.

7.    Leases and Rentals

Rental expense for operating leases, principally with respect to office equipment and office space, amounted to $0.8 million, $1.0 million and $1.3 million in 2020, 2019 and 2018, respectively. Future minimum rental payments under non-cancelable operating leases were approximately $1.9 million as of December 31, 2020, payable as follows: 2021 - $0.6 million; 2022 - $0.5 million; 2023 - $0.5 million; 2024 - $0.3 million and 2025 - $0.

8.    Electronic Data Processing Equipment

Electronic data processing (“EDP”) equipment and software, gross, as of December 31, 2020 and 2019 was $34.2 million and $34.5 million, respectively. EDP accumulated depreciation as of December 31, 2020 and 2019 was $32.3 million and $30.2 million, respectively. Depreciation for the year ended December 31, 2020, 2019 and 2018 was $2.1 million. $3.0 million and $3.7 million, respectively. EDP equipment and software are depreciated over 3 to 7 years, using the straight-line and method. Non-admitted EDP equipment totaled $1.9 million and $4.3 million as of December 31, 2020 and 2019, respectively.

9.    Furniture and Fixtures

Furniture and equipment cost as of December 31, 2020 and 2019 was $5.0 million and $5.0 million, respectively. Accumulated depreciation as of December 31, 2020 and 2019 was $4.7 million and $4.6 million, respectively. Depreciation for the years ended December 31, 2020, 2019 and 2018 was $0.1 million, $0.2 million and $0.2 million, respectively. Non-admitted furniture and equipment totaled $0.3 million and $0.4 million as of December 31, 2020 and 2019, respectively.

Depreciation or amortization periods are generally 7 to 39 years for furniture and equipment, leasehold improvements, and building improvements. Depreciation or amortization is generally calculated using the straight-line method.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
10.    Premium and Annuity Considerations Deferred and Uncollected

Deferred and uncollected life insurance premiums and annuity considerations as of December 31, 2020 were as follows:

Type of Business	Gross	Net of Loading

Ordinary new	$518	$518
Ordinary renewal	$63,051	$62,288
Total	$63,569	$62,806

Deferred and uncollected life insurance premiums and annuity considerations as of December 31, 2019 were as follows:

Type of Business	Gross	Net of Loading

Ordinary renewal	$66,198	$68,103
Total	$66,198	$68,103

11.    Separate Accounts

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and/or transactions. For the current reporting year, the Company reported assets and liabilities from the following product lines/transactions into a separate account: variable annuity, variable payout annuity, variable universal life, variable life and supplemental contracts. All separate account products are authorized under New York Insurance Law, §4240.

In accordance with the products/transactions recorded within the separate account, the legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account. As of December 31, 2020 and 2019, the Company’s separate account statement included legally insulated assets of $2,616.2 million and $2,560.8 million, respectively.

In accordance with the products/transactions recorded within the separate account, some separate account liabilities are guaranteed by the general account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account.

As of December 31, 2020, the general account of the Company had a maximum guarantee for separate account liabilities of $2.4 million. To compensate the general account for the risk taken, the separate account paid risk charges of $0.2 million, $0.2 million, $0.6 million, $0.6 million and $0.7 million for the years ended December 31, 2020, 2019, 2018, 2017 and 2016, respectively. The general account paid $0.5 million, $0.2 million, $0.6 million, $0.6 million and $1.1 million relating to separate account guarantees for the years ended December 31, 2020, 2019, 2018, 2017 and 2016, respectively.

The Company does not engage in securities lending transactions within the separate accounts.

Reserves for separate account liabilities were $2,582.0 million and $2,526.9 million as of December 31, 2020 and 2019, respectively. Separate account premiums and other considerations received were $56.2 million, $77.7 million and $115.2 million for the years ended December 31, 2020 and 2019, and 2018 respectively, and were reported as revenue in the Statements of Income and Changes in Capital and Surplus. Withdrawals at market value were $177.5 million, $186.0 million and $134.2 million for the years ended December 31, 2020, 2019 and 2018, respectively, and were reported as benefits in the Statements of Income and Changes in Capital and Surplus.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
The net transfers to and from the separate accounts, included in the change in reserves for future policy benefits and policyholders’ funds in the Statements of Income and Changes in Capital and Surplus were as follows:

	2020	2019	2018

Transfers to separate accounts	$56,232	$77,727	$115,248
Transfers from separate accounts	(215,831)	(243,367)	(190,850)
Other	78	(287)	(118)
Net transfers from separate account	(159,521)	(165,927)	(75,720)

Transfers as reported in the Statements of Income and Changes in Capital and Surplus	$(159,521)	$(165,927)	$(75,720)

12.    Federal Income Taxes

The components of the net deferred tax asset/(liability) at period end and the change in those components are as follows:

	December 31, 2020			December 31, 2019			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Gross deferred tax assets	$165,585	$8,173	$173,758	$178,256	$6,235	$184,491	$(12,671)	$1,938	$(10,733)
Statutory valuation allowance	—	—	—	—	—	—	—	—	—
Adjusted gross deferred tax assets	165,585	8,173	173,758	178,256	6,235	184,491	(12,671)	1,938	(10,733)
Less: Deferred tax assets non-admitted	57,250	8,068	65,318	48,948	—	48,948	8,302	8,068	16,370
Subtotal net admitted deferred tax assets	108,335	105	108,440	129,308	6,235	135,543	(20,973)	(6,130)	(27,103)
Less: Deferred tax liabilities	69,812	105	69,917	75,952	319	76,271	(6,140)	(214)	(6,354)
Net deferred tax assets	$38,523	$—	$38,523	$53,356	$5,916	$59,272	$(14,833)	$(5,916)	$(20,749)

	December 31, 2020			December 31, 2019			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—	$—	$—	$—	$—	$—	$—
Adjusted gross deferred tax assets expected to be realized after application of the threshold limitation	38,523	—	38,523	53,356	5,916	59,272	(14,833)	(5,916)	(20,749)
1) Adjusted gross deferred tax assets expected to be realized following the balance sheet date	38,523	—	38,523	53,356	5,916	59,272	(14,833)	(5,916)	(20,749)
2) Adjusted gross deferred tax assets allowed per limitation threshold	XXX	XXX	51,606	XXX	XXX	58,789	XXX	XXX	(7,183)
Adjusted gross deferred tax assets offset by gross deferred tax liabilities	69,812	105	69,917	75,952	319	76,271	(6,140)	(214)	(6,354)
Deferred tax assets admitted as the result of application of SSAP 101	$108,335	$105	$108,440	$129,308	$6,235	$135,543	$(20,973)	$(6,130)	$(27,103)

2020

Ratio percentage used to determine recovery period and threshold limitation amount	661%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$256,817

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
For the year ended December 31, 2019, the ratio percentage and amount of adjusted capital and surplus for NNY and FLIAC on a separate-company basis are shown in the below table:

	NNY	FLIAC

Ratio percentage used to determine recovery period and threshold limitation amount	930%	963%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$391,929	$83,120

	December 31, 2020		December 31, 2019		Change
	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Impact of tax planning strategies
Adjusted gross DTAs	$165,585	$8,173	$178,256	$6,235	$(12,671)	$1,938
% of total adjusted gross DTAs	—%	—%	—%	—%	—%	—%
Net admitted adjusted gross DTAs	$108,335	$105	$129,308	$6,235	$(20,973)	$(6,130)
%of total net admitted adjusted gross DTAs	—%	—%	—%	—%	—%	—%

Management believes that it is more likely than not that the Company will be able to utilize the DTA in the future without any tax planning strategies.

The Company believes that there is sufficient positive evidence, including a history of earnings and projected future income generation, to support that it is more likely than not that NNY will realize the tax benefits associated with its deferred tax assets and, consequently, it is not required to record a valuation allowance for statutory accounting purposes.

Regarding deferred tax liabilities that are not recognized, the Company has no temporary differences for which deferred tax liabilities have not been established.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
The components of current income taxes incurred in the Statements of Income and Changes in Capital and Surplus and the net deferred tax asset/(liability) recognized in the Company’s Statutory Statements of Admitted Assets and Statutory Statements of Liabilities, Capital and Surplus at December 31, 2020 and 2019 were as follows:

	2020	2019	Change
Current income tax:
Federal	$(38,902)	$14,854	$(53,756)
Subtotal	(38,902)	14,854	(53,756)
Federal income tax on net capital gains	13,160	(1,139)	14,299
Federal and foreign income tax expense (benefit) incurred	$(25,742)	$13,715	$(39,457)

Deferred tax assets:
Ordinary:
Future policyholder benefits	$48,375	$52,666	$(4,291)
Investments	54,586	56,169	(1,583)
Deferred acquisition costs	29,354	31,565	(2,211)
Policyholder dividends accrual	22,061	26,473	(4,412)
Compensation and benefits accrual	3,841	3,653	188
Tax credit carryforward	—	1,136	(1,136)
Other (including items <5% of total ordinary tax assets)	7,368	6,594	774
Subtotal	165,585	178,256	(12,671)
Non-admitted	57,250	48,948	8,302
Admitted ordinary deferred tax assets	$108,335	$129,308	$(20,973)

Capital:
Investments	$5,889	$3,701	$2,188
Other (including items <5% of total capital tax assets)	2,284	2,534	(250)
Subtotal	8,173	6,235	1,938
Admitted capital deferred tax assets	105	6,235	(6,130)
Admitted deferred tax assets	$108,440	$135,543	$(27,103)

Deferred tax liabilities:
Ordinary:
Investments	$40,035	$42,360	$(2,325)
Fixed assets	2,663	2,265	398
Policyholder reserves	21,444	25,784	(4,340)
Other (including items <5% of total ordinary tax liabilities)	5,670	5,543	127
Subtotal	69,812	75,952	(6,140)

Capital:
Investments	—	237	(237)
Other (including items <5% of total ordinary tax liabilities)	105	82	23
Subtotal	105	319	(214)
Deferred tax liabilities	69,917	76,271	(6,354)
Net admitted deferred tax assets (liabilities)	$38,523	$59,272	$(20,749)

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Reconciliation of federal income tax rate to actual effective rate:

	December 31, 2020
	Amount	Tax Effect	Effective Tax Rate

Income before taxes	$(37,454)	$(7,865)	21.0%
Interest maintenance reserve	9,644	2,025	(5.4%)
Dividends received deduction	(10,092)	(2,119)	5.7%
NOL carryback	(46,201)	(9,702)	25.9%
Change in non-admitted assets	(1,157)	(243)	0.6%
Other, including prior year true-up	63	13	—%
Total statutory income tax	$(85,197)	$(17,891)	47.8%

Federal income taxes incurred		$(38,902)	103.9%
Tax on capital gains/(losses)		13,160	(35.1%)
Change in net deferred income tax expense/(benefit)		7,851	(21.0%)
Total statutory income tax		$(17,891)	47.8%

	December 31, 2019
	Amount	Tax Effect	Effective Tax Rate

Income before taxes	$13,263	$2,785	21.0%
Interest maintenance reserve	105	22	0.2%
Dividends received deduction	(12,655)	(2,658)	(20.0%)
Change in non-admitted assets	(4,293)	(902)	(6.8%)
Other, including prior year true-up	(1,767)	(371)	(2.8%)
Total statutory income tax	$(5,347)	$(1,123)	(8.5%)

Federal income taxes incurred		$17,437	131.5%
Tax on capital gains/(losses)		(1,139)	(8.6%)
Prior year overaccrual/(underaccrual)		(2,583)	(19.5%)
Change in net deferred income tax expense/(benefit)		(14,838)	(111.9%)
Total statutory income tax		$(1,123)	(8.5%)

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)

	December 31, 2018
	Amount	Tax Effect	Effective Tax Rate
	(in thousands)

Income before taxes	$102,792	$21,586	21.0%
Interest maintenance reserve	(15,028)	(3,156)	(3.1%)
Dividends received deduction	(7,924)	(1,664)	(1.6%)
Return to provision	6,449	1,354	1.3%
Change in non-admitted assets	4,413	927	0.9%
Rate change	(7,388)	(1,551)	(1.5%)
Other, including prior year true-up	4,123	865	0.8%
Total statutory income tax	$87,437	$18,361	17.9%

Federal income taxes incurred		$3,300	3.2%
Tax on capital gains/(losses)		1,561	1.5%
Prior year overaccrual/(underaccrual)		(2,524)	(2.5%)
Change in net deferred income tax expense/(benefit)		16,024	15.6%
Total statutory income tax		$18,361	17.9%

Carryforwards, recoverable taxes and IRC 6603 deposits:

	2020	2019

The Company had net operating losses of	$—	$—
The Company had capital loss carryforwards of	—	—
The Company had alternative minimum tax credit carryforwards of	—	1,136

As a result of The Tax Cuts and Jobs Act (the “TCJA”), the alternative minimum tax (“AMT”) is repealed and the related AMT credits were fully refunded in 2020. On March 27, 2020, President Trump signed into law H.R. 748, “Coronavirus Aid, Relief, and Economic Security Act,” the tax legislation commonly known as the CARES Act (the “Act”). Pursuant to 2303(b)(1) of the Act, a corporation is permitted to carry back losses arising from tax years 2018, 2019 and 2020 to each of the five tax years preceding the taxable year of such loss. The company has no recoupment benefit available for 2018, 2019 or 2020 tax years.

The Company had no net operating losses as of December 31, 2020.

The Company has no income tax expense for 2020, 2019 and 2018 that is available for recoupment in the event of future net capital losses.

There was no aggregate amount of deposits reported as admitted assets under Section 6603 of the Internal Revenue Code as of December 31, 2020 or 2019.

The Company is subject to U.S. federal income tax examinations by tax authorities for years 2016 and after. The Company does not anticipate any material assessments or adjustments to the Company’s liability resulting from the tax examinations of prior open year periods.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Uncertain tax positions are assessed under the applicable statutory accounting guidance. There were no unrecognized tax benefits relating to uncertain tax positions for the years ended December 31, 2020 and 2019. As of December 31, 2020, the Company has recognized no amount for interest or penalties related to uncertain tax positions. Based upon existing information, the Company does not expect a material change in the recognized liability in the next 12 months. The Company has no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.

On July 1, 2020, The Company completed its acquisition of FLIAC. Effective July 8, 2020, FLIAC merged into the Company pursuant to a merger agreement. See Note 1 to these financial statements for additional information regarding the acquisition.

The Company is included in the consolidated federal income tax return of The Nassau Companies, NCNY and its subsidiaries. The following companies were included in the consolidated federal income tax return for 2020:

The Nassau Companies
The Nassau Companies of New York, Inc.
PM Holdings, Inc.
Nassau Life Insurance Company
Phoenix Founders, Inc.

The method of allocation among affiliates of the Company is subject to written agreement approved by the Board of Directors and based upon separate return calculations with current credit for net losses to the extent the losses provide a benefit in the consolidated tax return.

The TCJA provides a base erosion and anti-abuse tax (“BEAT”) which represents minimum tax calculated on a base equal to the taxpayer’s taxable income determined without regard to: (1) the tax benefits arising from base erosion payments, and (2) the applicable base erosion percentage of any NOL allowed for the tax year. The BEAT rate is 10% for tax years beginning in 2019 through 2025 and 12.5% percent for tax years beginning after December 21, 2025. The Company is eligible to join as members of an “Aggregate Group” within the meaning of the IRC and the Aggregate Group’s base erosion payments are less than 3% of the Aggregate Group’s total deductions for the years ended December 31, 2020 and 2019. Accordingly, the BEAT liability was $0 for the years ended December 31, 2020 and 2019.

	2020	2019
Gross AMT credit recognized as:
Current year recoverable	$1,135,752	$1,135,752
Deferred tax asset	—	1,135,752
Beginning balance of AMT credit carryforward	1,135,752	2,271,504
Amounts recovered	1,135,752	1,135,752
Ending balance of AMT credit	$—	$1,135,752
Reporting entity ending balance	$—	$1,135,752

13.    Related Party Transactions

NCNY provides services and facilities to the Company that are reimbursed through shared service agreement/cost allocation process. Expenses allocated by NCNY on the Company’s behalf were $97.9 million, $93.1 million and $88.1 million for the years ended December 31, 2020, 2019 and 2018, respectively. The amounts payable to NCNY were $3.9 million and $5.2 million as of December 31, 2020 and 2019, respectively.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
1851 Securities, Inc. (“1851”), a wholly owned subsidiary of NSRE BD Holdco LLC, an affiliate, is the principal underwriter of the Company’s variable life insurance policies and variable annuity contracts. The Company reimburses 1851 for commissions incurred on behalf of PHL and Nassau Life and Annuity Company (“NLA”). Commissions paid by the Company on behalf of PHL were $2.9 million, $3.3 million and $3.7 million for the years ended December 31, 2020, 2019 and 2018, respectively. PHL and NLA reimburse NNY for these payments. There were no amounts receivable from PHL or NLA as of December 31, 2020 and 2019.

The Company pays commissions to producers who sell non-registered life and annuity products on behalf of PHL and NLA. Commissions paid by the Company on behalf of PHL were $4.3 million, $44.6 million and $54.0 million for the years ended December 31, 2020, 2019 and 2018, respectively. Commissions paid by the Company on behalf of NLA were $74.9 million, $28.2 million and $0 for the years ended December 31, 2020, 2019 and 2018. The Company had amounts receivable from PHL and NLA of $0.2 million and $3.3 million as of December 31, 2020, respectively. The Company had amounts receivable from PHL and NLA of $1.1 million and $3.7 million as of December 31, 2019, respectively.

The Company’s affiliate, Nassau Asset Management LLC (“NAMCO”), provides investment and related advisory services through an Investment Management Agreement. Expenses incurred under this agreement were $17.8 million, $17.2 million and $17.5 million as of December 31, 2020, 2019 and 2018, respectively. Amounts receivable from NAMCO were $0 and $0.1 million for the years ended December 31, 2020 and 2019, respectively.

The Company has investments in various classes of notes of Nassau 2017-I Ltd., Nassau 2017-II Ltd., Nassau 2018-I Ltd., Nassau 2018-II Ltd., Nassau 2019-I Ltd., Nassau 2019-II Ltd., and Nassau 2020-I Ltd. (the “Nassau CLOs”) totaling $114.3 million par with a fair value of $63.2 million and $87.0 million par with a fair value of $54.7 million at December 31, 2020 and 2019, respectively. The Nassau CLOs are managed by NCC CLO Manager, LLC, an affiliate of NNY.

The Company has investments in NCNY long-term bonds, which have a par value of $23.3 million and $21.1 million at December 31, 2020 and 2019, respectively, and a fair value of $13.6 million and $13.5 million at December 31, 2020 and 2019, respectively.

In September 2019, the Company sold certain of its limited partnership and other invested assets to Nassau CFO Fund, LLC (“Nassau CFO”), a collateralized fund obligation managed by an affiliate. The Company received cash and certain equity interests in Nassau CFO as consideration with no gain or loss recognized on the sale. The Company invested in Class B Notes issued by Nassau CFO which have a par value of $13.1 million and $14.9 million at December 31, 2020 and 2019, respectively, and a fair value of $13.4 million and $14.9 million at December 31, 2020 and 2019, respectively, and recognized $1.1 million and $0.4 million of net investment income for the years ended December 31, 2020 and 2019, respectively. The Company’s equity investment in Nassau CFO was $97.0 million and $97.4 million at December 31, 2020 and 2019, respectively, and the Company recorded net investment income from Nassau CFO of $20.1 million and $17.0 million for the years ended December 31, 2020 and 2019, respectively.

PHL provides premium processing services for the Company, wherein PHL receives payments on the Company’s annuity contracts and forwards those payments to the Company. In connection with these services, the Company had amounts receivable from PHL of $0 and $5.2 million as of December 31, 2020 and 2019, respectively. PHL did not charge any fees for this service.

Prior to the merger, FLIAC and certain former affiliates of FLIAC, under various cost sharing allocation agreements, shared office space, data processing and other facilities and management personnel. Charges for these services were based upon FLIAC’s proportionate share of: space occupied, usage of data processing and other facilities and time allocated to management. During the years ended December 31, 2019 and 2018, FLIAC incurred approximately $4.5 million and $4.2 million, respectively, for these services. FLIAC paid a former affiliate $7.4 million and $20.8 million during 2019 and 2018, respectively for commissions relating to the sale of its products. In addition, FLIAC incurred $4.3 million in 2019 and $0.5 million in 2018 for management fees paid to its former parent.

See Note 6 for additional information on reinsurance agreements with affiliates.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
The Company has written intercompany agreements in place with its affiliates that contain a settlement date for amounts owed, which are settled monthly, in accordance with admissibility requirements. As of December 31, 2020, no amounts were overdue.

14.    Fair Value Disclosures of Financial Instruments

The fair value of an asset is the amount at which that asset could be bought or sold in a current arms-length transaction. Included in several investment related line items in the financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds and preferred stock when carried at the lower of cost or market. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses, which utilize current interest rates for similar financial instruments, which have comparable terms and credit quality.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

Bonds and preferred stock

We use pricing vendors to estimate fair value for the majority of our public bonds and preferred stocks. The pricing vendors’ estimates are based on market data and use pricing models that vary by asset class and incorporate available trade, bid and other market information. When our pricing vendors are unable to obtain evaluations based on market data, fair value is determined by obtaining a direct broker quote or by using an internal model. For the majority of private bonds and preferred stock, fair value is determined using a discounted cash flow model, which utilizes a discount rate based upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions. When the discounted cash flow model is not appropriate, the Company uses third party broker quotes or other internally developed values. Short-term investments include securities with a maturity of one year or less but greater than three months at the time of purchase and are stated at estimated fair value or amortized cost, which approximates estimated fair value.

Common stock

Fair values are based on quoted market prices, where available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

Surplus debentures and certified capital companies (“capcos”)

Fair values are based on quoted market prices, where available, or quoted market prices of comparable instruments. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

Investment contracts

The fair value of guaranteed interest contracts was assumed to be the same as book value.
The fair value of deferred annuities and supplementary contracts without life contingencies with an interest guarantee of one year or less is valued at the amount of the policy reserve. In determining the fair value of deferred annuities and supplementary contracts without life contingencies with interest guarantees greater than one year, a discount rate equal to the appropriate Treasury rate, plus 100 basis points, was used to determine the present value of the projected account value of the policy at the end of the current guarantee period.

Deposit-type funds, including pension deposit administration contracts, dividend accumulations, and other funds left on deposit not involving life contingencies, have interest guarantees of less than one year for which interest credited is closely tied to rates earned on owned assets. For such liabilities, fair value is assumed to be equal to the stated liability balances.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Mortgage loans

The Company’s mortgage loans on real estate are all commercial mortgage loans, which are reported at amortized cost, less impairment write-downs and allowance for loan losses. Loans are considered impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. When the Company determines that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated collateral value.

Derivatives

Fair values for over-the-counter (“OTC”) derivative financial instruments, principally forwards, options and swaps, represent the present value of amounts estimated to be received from or paid to a marketplace participant in settlement of these instruments (i.e., the amount we would expect to receive in a derivative asset assignment or would expect to pay to have a derivative liability assumed). These derivatives are valued using pricing models based on the net present value of estimated future cash flows and directly observed prices from exchange-traded derivatives or other OTC trades, while taking into account the counterparty’s credit ratings, or our own credit ratings, as appropriate. Determining the fair value for OTC derivative contracts can require a significant level of estimation and management judgment.

New and/or complex instruments may have immature or limited markets. As a result, the pricing models used for valuation often incorporate significant estimates and assumptions that market participants would use in pricing the instrument, which may impact the results of operations reported in the financial statements. For long-dated and illiquid contracts, extrapolation methods are applied to observed market data in order to estimate inputs and assumptions that are not directly observable. This enables us to mark to market all positions consistently when only a subset of prices are directly observable. Values for OTC derivatives are verified using observed information about the costs of hedging the risk and other trades in the market. As the markets for these products develop, the Company will continually refine its pricing models to correlate more closely to the market risk of these instruments.

Financial assets and liabilities measured at fair value

The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by ASC 820, Fair Value Measurements. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

•Level 1 – inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets. Level 1 securities include highly liquid government bonds and exchange-traded equities.
•Level 2 – inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument. Examples of such instruments include government-backed mortgage products, certain collateralized mortgage and debt obligations and certain high-yield debt securities.
•Level 3 – inputs to the valuation methodology are unobservable and significant to the fair value measurement. Unobservable inputs reflect management’s own assumptions about inputs in which market participants would use in pricing these types of assets or liabilities. Level 3 financial instruments include values which are determined using pricing models and third-party evaluation. Additionally, the determination of some fair value estimates utilizes significant management judgments or best estimates.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
The following tables provide information as of December 31 about the Company’s financial assets and liabilities measured and reported at fair value on a recurring basis.

	2020
	Level 1	Level 2	Level 3	Total
Assets at fair value:
Bonds	$—	$624	$6,891	$7,515
Preferred stock	—	—	14,265	14,265
Common stock [1]	2,731	—	52,098	54,829
Subtotal	2,731	624	73,254	76,609

Derivative assets	—	390	—	390
Separate account assets	2,611,254	4,925	—	2,616,179
Total assets at fair value	$2,613,985	$5,939	$73,254	$2,693,178

Liabilities at fair value:
Derivative liabilities	$—	$1,540	$—	$1,540
Total liabilities at fair value	$—	$1,540	$—	$1,540
———————
[1]Includes $2,648 Class A Membership FHLB common stock.

	2019
	Level 1	Level 2	Level 3	Total
Assets at fair value:
Bonds	$—	$18,925	$4,611	$23,536
Preferred stock	—	—	9,370	9,370
Common stock [1]	96	2,297	54,825	57,218
Subtotal	96	21,222	68,806	90,124

Derivative assets	—	6,843	—	6,843
Separate account assets	2,553,576	7,184	—	2,560,760
Total assets at fair value	$2,553,672	$35,249	$68,806	$2,657,727
———————
[1]Includes $2,297 Class A Membership FHLB common stock.

Fair values and changes in the fair values of separate account assets generally accrue directly to the policyholders and are not included in the Company’s revenues and expenses or surplus.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Changes in Level 3 Assets and Liabilities Measured at Fair Value

The following table summarizes the changes in assets and liabilities classified in Level 3. Gains and losses reported in this table may include changes in fair value that are attributable to both observable and unobservable inputs.

	2020	2019
Level 3 Assets:
Balance, beginning of period	$68,806	$70,097
Purchases	15,653	12,905
Sales	(22,148)	(3,977)
Settlements	(4,192)	—
Transfers into Level 3	23,719	5,862
Transfers out of Level 3	(7,609)	(16,957)
Realized gains (losses)	(2,915)	(3,561)
Unrealized gains (losses)	1,940	4,437
Balance, end of period	$73,254	$68,806

Transfers in and out of Level 3 occur at the beginning of each period. The securities which were transferred into Level 3 for the years ended December 31, 2020 and 2019 were due to decreased market observability of similar assets and/or changes to NAIC ratings. Transfers out of Level 3 for the year ended December 31, 2020 were due to the increased market observability of similar assets and/or securities previously being held at fair value now being carried at amortized cost. Transfers out of Level 3 for the year ended December 31, 2019 were due to the implementation of due diligence procedures which allowed for a refinement of the analysis of observable inputs as described in more detail above. There were no transfers from Level 2 to Level 1 recorded during the years ended December 31, 2020 and 2019.

For Level 3, inputs to the valuation methodology are unobservable and significant to the fair value measurement. Unobservable inputs reflect management’s best estimate of what hypothetical market participants would use to determine fair value. Examples of valuation techniques used based on unobservable inputs include, but are not limited to, internal models, direct broker quotes and professional judgment.

Below is a listing of the aggregate fair value for all financial instruments as of December 31, 2020 and the level within the fair value hierarchy:

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Financial Instruments:
Bonds	$8,263,884	$7,394,807	$—	$5,794,387	$2,469,497	$—
Preferred stock	73,712	66,459	—	40,363	33,349	—
Common stock	54,829	54,829	2,730	—	52,099	—
Mortgage loans	519,631	498,963	—	—	519,631	—
Surplus debentures & capcos	92,892	78,839	—	81,860	11,032	—
Cash, cash equivalents & short terms	151,041	151,011	144,554	6	6,481	—
Derivatives	390	—	—	390	—	—
Separate account assets	2,616,179	2,616,179	2,611,254	4,925	—	—
Total financial instruments	$11,772,558	$10,861,087	$2,758,538	$5,921,931	$3,092,089	$—

As of December 31, 2020, the Company had no investments where it is not practicable to estimate fair value.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Below is a listing of the aggregate fair value for all financial instruments as of December 31, 2019 and the level within the fair value hierarchy:

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Financial Instruments:
Bonds	$8,663,238	$8,089,866	$—	$6,232,721	$2,430,517	$—
Preferred stock	104,983	95,933	—	65,203	39,780	—
Common stock	57,218	57,218	96	2,297	54,825	—
Mortgage loans	406,978	400,498	—	—	406,978	—
Surplus debentures & capcos	15,000	13,062	—	3,872	11,128	—
Cash, cash equivalents & short terms	117,696	117,696	117,696	—	—	—
Derivatives	6,843	—	—	6,843	—	—
Separate account assets	2,560,760	2,560,760	2,553,576	7,184	—	—
Total financial instruments	$11,932,716	$11,335,033	$2,671,368	$6,318,120	$2,943,228	$—

As of December 31, 2019, the Company had no investments where it is not practicable to estimate fair value.

For the years ended December 31, 2020 and 2019, Level 3 bonds were primarily private placement debt securities priced using our internal discounted cash flow model. Market spreads used in the model were unobservable. Nearly all of these securities were in the Industrial and Miscellaneous category.

15.    Surplus Notes

NNY’s 7.15% surplus notes are due December 15, 2034 and were originally issued with a face value of $175.0 million. During September 2012, the Company retired $48.3 million face value of these surplus notes, after receiving prior approval from the Department. Interest payments also require the prior approval of the Department and may be made only out of surplus funds that the Department determines to be available for such payments under New York insurance law. The 7.15% surplus notes were issued December 15, 2004 and interest on the notes is scheduled to be paid on June 15 and December 15 of each year, commencing June 15, 2005. Interest payments for these notes for 2020 and 2019 each totaled $9.1 million. The 7.15% surplus notes may be redeemed at the option of NNY at any time at the “make-whole” redemption price set forth in the offering circular. New York insurance law provides that the notes are not part of the legal liabilities of NNY. The 7.15% notes were issued pursuant to Rule 144A under the Securities Act of 1933. No affiliate holds any portion of the notes.

Below are the details on the outstanding surplus notes (amounts in millions):

Item #	Date Issued	Interest Rate	Original Issue Amount of Note	Note Holder a Related Party (Y/N)	Carrying Value of Notes Prior Year	Carrying Value of Notes Current Year	Unapproved Interest and/or Principal

1000	12/15/2004	7.15%	$175.0	N	$126.3	$126.3	$—
Total			$175.0		$126.3	$126.3	$—

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)

Item #	Current Year Interest Expense Recognized	Life-to-Date Interest Expense Recognized	Current Year Interest Offset Percentage	Current Year Principal Paid	Life-to-Date Principal Paid	Date of Maturity

1000	$9.1	$162.6	N/A	$—	$48.3	12/15/2034
Total	$9.1	$162.6		$—	$48.3

Item #	Are Surplus Note payments contractually linked (Y/N)	Surplus Note payments subject to administrative offsetting provisions (Y/N)	Were Surplus Note proceeds used to purchase an asset directly from the holder of the surplus (Y/N)	Is Asset Issuer a Related Party (Y/N)	Types of Assets	Principal Amount of Assets Received Upon Issuance	Book/Adjusted Carrying Value of Assets	Is Liquidity Source a Related Party to the Issuer (Y/N)

1000	N	N	N	N	Cash	$173.9	$173.9	N
Total						$173.9	$173.9

The impact of any restatement due to prior quasi-reorganizations is a follows:

	Change in Surplus	Change in Gross Paid-in and Contributed Surplus

2016	$—	$(896.9)

16.    Commitments and Contingencies

Litigation and regulatory matters

The Company is regularly involved in litigation and arbitration, both as a defendant and as a plaintiff. The litigation and arbitration naming the Company as a defendant ordinarily involves the Company’s businesses and operations. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

The Company periodically receives informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations related to the Company’s products and practices. It is the Company’s practice to cooperate fully in these matters.

It is not feasible to predict or determine the ultimate outcome of all litigation, arbitration or regulatory proceedings or to provide reasonable ranges of potential losses. It is believed that the outcome of the Company’s litigation, arbitration, and regulatory matters are not likely, either individually or in the aggregate, to have a material adverse effect on the financial condition of the Company beyond the amounts already reported in these financial statements. However, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, arbitration and regulatory investigations, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the results of operations or cash flows in particular annual periods.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
17.    Other Commitments

The Company has an outstanding commitment to purchase $50.0 million in investment grade rated infrastructure bonds through an outside investment advisor. The commitment currently expires on January 5, 2022. The arrangement may be terminated prior to funding the committed amount at the discretion of the Company subject to certain standard provisions for notice and immaterial fees. As of December 31, 2020, $46.2 million has been funded.

As part of its normal investment activities, the Company enters into agreements to fund limited partnerships that make debt and equity investments. As of December 31, 2020, the Company had unfunded commitments of $103.7 million.

In addition, the Company enters into agreements to purchase private placement investments. At December 31, 2020, the Company had open commitments of $36.4 million.

18.    Information about Financial Instruments with Off-Balance Sheet Risk

The Company, at December 31, 2020 and 2019, held the following financial instruments with off-balance sheet risk:

	Assets*		Liabilities*
	2020	2019	2020	2019

Swaps	$250,000	$75,000	$—	$—
Total	$250,000	$75,000	$—	$—
———————
* Notional amount

The Company uses derivative instruments including interest rate swaps. A more detailed description of these instruments is provided in Footnote 2 - “Summary of Significant Accounting Policies.”

The Company is not exposed to credit-related losses in the event of nonperformance by counterparties to financial instruments, as the interest rate swaps are fully collateralized. The credit exposure of interest rate swaps is represented by the fair value (market value) of contracts with a positive fair value (market value) at the reporting date.

Because exchange-traded interest rate swaps are affected through a regulated exchange and positions are marked to market on a daily basis, the Company has no exposure to credit-related losses in the event of nonperformance by counterparties to such financial instruments.

The Company is required to put up collateral for any interest rate swap contracts that are entered. The amount of collateral that is required is determined by the exchange on which it is traded. The Company currently puts up cash to satisfy this collateral requirement. As of December 31, 2020, the Company held $13.7 million of collateral.

The current credit exposure of the Company’s derivative contracts is limited to the fair value at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral as required. The Company also attempts to minimize its exposure to credit risk through the use of various credit monitoring techniques. Approximately 100% of the net credit exposure to the Company from derivative contracts is with investment-grade counterparties.

19.    Appropriated Surplus

Surplus includes amounts available for contingencies, some of which are required by state regulatory authorities. The contingency amounts as of December 31, 2020 and 2019 were $2.5 million.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)

20.    The Merger

On July 1, 2020, NNY completed its acquisition of Foresters Financial Holding Company, Inc. and Foresters Life Insurance and Annuity Company from The Independent Order of Foresters, for a purchase price of $207.8 million after receipt of insurance regulatory approval by the NYDFS on June 17, 2020. Effective July 8, 2020, FLIAC merged into NNY pursuant to a merger agreement with NNY as the surviving entity. In accordance with SSAP No. 68, Business Combinations and Goodwill, the acquisition was treated as a statutory merger. The Company’s shares remained as the outstanding shares of the merged company. No new shares were issued by the Company, and the common capital stock of FLIAC was canceled under the agreement.

Pre-merger unaudited separate company revenue, net income, and other surplus adjustments for the six months ended June 30, 2020 (the date of the last quarterly filings for NNY and FLIAC) were as follows (in millions):

	NNY	FLIAC

Revenue	$340.4	$54.6
Net income (loss)	$(14.1)	$3.8
Other surplus adjustments	$(13.3)	$—

The Statement of Admitted Assets, Liabilities, Capital and Surplus previously reported for the year ended December 31, 2019 and the Statements of Income and Changes in Capital and Surplus and the Statements of Cash Flows as of and for all years ended December 31, 2019 and December 31, 2018 have been restated for the Merger in accordance with SSAP No. 3, Accounting Changes and Corrections of Errors.

The statutory merger adjustment of $120.5 million reported as a change to capital and surplus in 2018 includes an amount of $207.8 million that represents the agreed purchase price for FLIAC, net of FLIAC’s statutory surplus as of January 1, 2018 (the earliest period presented) and net of FLIAC’s net income and surplus changes (primarily capital contributions received from FLIAC’s former parent) reported in these financial statements through the acquisition date of July 1, 2020. For 2020 and 2019, the merger adjustments line includes $4.1 million and $32.3 million, respectively, as reductions to capital and surplus related to FLIAC’s net income and other surplus changes in each of those years. In addition to the historical balances of FLIAC that have been combined in the merger restatement, the December 31, 2019 Statement of Admitted Assets, Liabilities, Capital and Surplus includes a liability for the purchase price paid on July 1, 2020, adjusted for the 2020 pre-acquisition net income and surplus changes discussed above.

21.    Subsequent Events

The Company evaluated events subsequent to December 31, 2020 and through April 16, 2021, the date of issuance of these financial statements. There were no events occurring subsequent to the end of the year that merited recognition or disclosure in these financial statements.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Supplemental Schedule
Summary of Investments - Other than Investments in Related Parties
December 31, 2020
(in thousands)

	Amortized Cost	Fair Value	Amount shown in the balance sheet
Fixed maturities:
Bonds:
U.S. government and government agencies and authorities	$302,316	$294,494	$302,360
States, municipalities and political subdivisions	30,490	37,150	30,490
Foreign governments	69,891	81,685	69,891
All other corporate bonds [1]	6,893,255	7,760,449	6,890,997
Redeemable preferred stock	—	—	—
Total fixed maturities	7,295,952	8,173,778	7,293,738
Equity securities:
Common stock:
Industrial, miscellaneous and all other	29,668	54,829	54,829
Nonredeemable preferred stock	66,968	73,712	66,459
Total equity securities	96,636	128,541	121,288
Mortgage loans	498,963	518,133	498,963
Real estate, at depreciated cost	31,540	XXX	31,540
Contract loans	2,472,236	XXX	2,472,236
Other invested assets [2]	425,704	439,757	421,933
Cash and short-term investments	151,011	151,040	151,011
Receivables for securities	22,085	XXX	22,085
Total cash and invested assets	$10,994,127		$11,012,794
———————
[1] Amortized cost and fair value amounts exclude $103,699 and $90,105, respectively, of related-party bonds.
[2] Difference between amortized cost and amount on balance sheet relates to $3,770 of non-admitted other invested assets.

See accompanying independent auditors’ report.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Supplemental Schedule
Summary of Investments - Other than Investments in Related Parties
December 31, 2019    (continued)
(in thousands)

	Amortized Cost	Fair Value	Amount shown in the balance sheet
Fixed maturities:
Bonds:
U.S. government and government agencies and authorities	$285,249	$303,620	$285,249
States, municipalities and political subdivisions	1,201,516	1,288,412	1,201,516
Foreign governments	58,433	66,756	58,433
All other corporate bonds [1]	6,529,368	6,990,994	6,544,668
Redeemable preferred stock	997	3,225	997
Total fixed maturities	8,075,563	8,653,007	8,090,863
Equity securities:
Common stock:
Industrial, miscellaneous and all other	57,218	57,218	57,218
Nonredeemable preferred stock	94,936	101,758	94,936
Total equity securities	152,154	158,976	152,154
Mortgage loans	400,498	406,978	400,498
Real estate, at depreciated cost	30,859	XXX	30,859
Contract loans	2,441,726	XXX	2,441,726
Other invested assets [2]	349,537	351,476	344,563
Cash and short-term investments	117,696	117,696	117,696
Receivables for securities	2,628	XXX	2,628
Total cash and invested assets	$11,570,661		$11,580,987
———————
[1] Amortized cost and fair value amounts exclude $15,300 and $13,455, respectively, of related-party bonds.
[2] Difference between amortized cost and amount on balance sheet relates to $4,974 of non-admitted other invested assets.

See accompanying independent auditors’ report.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Supplementary Insurance Information
For the years ended December 31, 2020 and 2019
(in thousands)

	As of December 31,		For the years ended December 31,
	Future policy benefits, losses and claims	Other policy claims and benefits payable	Premium and annuity considerations	Net investment income	Benefits, claims and losses	Other operating expenses
2020:
Insurance Segment	$10,387,313	$193,607	$305,951	$573,404	$570,553	$136,904

2019:
Insurance Segment	$10,664,893	$133,523	369,123	$601,375	$600,094	$147,152

2018:
Insurance Segment			$529,986	$630,123	$711,983	$130,829

See accompanying independent auditors’ report.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Supplementary Schedule - Reinsurance
For the years ended December 31, 2020, 2019 and 2018
(in thousands)

	Gross amount	Reinsurance ceded	Reinsurance assumed	Net amount	Percentage of assumed to net
Life insurance in force:
2020	$35,394,728	$14,995,504	$2,989,602	$23,388,826	13%
2019	37,815,845	16,175,714	2,955,890	24,596,021	12%
2018	40,349,451	19,739,025	2,927,687	23,538,113	12%

Life insurance premiums:
2020	$397,013	$122,582	$31,520	$305,951	10%
2019	486,745	147,749	30,127	369,123	8%
2018	652,796	154,696	31,885	529,985	6%

See accompanying independent auditors’ report.